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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Hawaiian Electric Industries, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HAWAIIAN ELECTRIC INDUSTRIES, INC. • PO BOX 730 • HONOLULU, HI 96808-0730

Constance H. Lau
 President and
Chief Executive Officer

March 26, 2008

Dear Fellow Shareholder:

         On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Shareholders of Hawaiian Electric Industries, Inc. (HEI). The meeting will be held on HEI's premises in Room 805 on the eighth floor of the American Savings Bank Tower in Honolulu, Hawaii on May 6, 2008, at 9:30 a.m., local time. A map showing the location of the meeting site appears on page 66 of the Proxy Statement.

         The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe the items of business to be conducted during the meeting. In addition, we will review significant events of 2007 and their impact on you and HEI. Officers and Board members will be available before and after the meeting to talk with you and answer questions.

         As a shareholder of HEI, it is important that your views be represented. Please help us obtain the quorum needed to conduct business at the meeting by promptly voting your shares.

         The Board and management team of HEI would like to express their appreciation to you for your confidence and support. I look forward to seeing you at the Annual Meeting in Honolulu.

                      Sincerely,

Recycled

Hawaiian Electric Industries, Inc. 900 Richards Street Honolulu, Hawaii 96813

NOTICE OF ANNUAL MEETING

Date and Time	Tuesday, May 6, 2008, at 9:30 a.m., local time.
Place	American Savings Bank Tower, 1001 Bishop Street, 8th floor, Room 805, Honolulu, Hawaii 96813.
Items of Business	1. Elect five Class III directors.
2. Ratify appointment of KPMG LLP, as HEI's independent registered public accounting firm.
3. Approve the 1990 Nonemployee Director Stock Plan, as amended and restated.
4. Approve the 1987 Stock Option and Incentive Plan, as amended and restated.
5. Transact any other business properly brought before the meeting.
Proxy Record Date	February 27, 2008.
Annual Report
The 2007 Annual Report to Shareholders (Appendix A) and Summary Report to Shareholders, which are not a part of the proxy solicitation materials, have been mailed or made available electronically along with this Notice and accompanying Proxy Statement.
Proxy Voting	Shareholders of record may appoint proxies and vote their shares in one of three ways:
• Via Internet pursuant to the instructions on the proxy card;
• Calling the toll-free number on the proxy card; or
• Signing, dating, and mailing the proxy card in the prepaid envelope provided.
Shareholders whose shares are held by a bank, broker, or other financial intermediary (street name) should follow the voting instruction card included by the intermediary.
Any proxy may be revoked in the manner described in the accompanying Proxy Statement.
Attendance at Meeting	If your shares are registered in street name, please bring a letter from your bank or broker or provide other evidence of your beneficial ownership if you plan to attend the Annual Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on May 6, 2008	The proxy statement, annual report, and summary report to shareholders are at www.hei.com/proxymatl.html
By Order of the HEI Board of Directors.
March 26, 2008	Patricia U. Wong Vice President-Administration and Corporate Secretary

TABLE OF CONTENTS

Page
About the Meeting	1
Who can attend the meeting?	1
What are shareholders being asked to vote on?	1
Voting Procedures	1
Who is eligible to vote?	1
How many shares are outstanding and entitled to vote?	1
What constitutes a quorum?	2
How do shareholders vote?	2
How do shareholders vote if their shares are held in street name?	2
How do shareholders vote if their shares are held in the Dividend Reinvestment and Stock Purchase Plan or the Hawaiian Electric Industries Retirement Savings Plan?	2
Can shareholders change their vote?	3
How many votes are required?	3
Who will count the votes and are the votes confidential?	3
Could other matters be decided at the Annual Meeting?	3
What happens if the Annual Meeting is postponed or adjourned?	4
Proposals You May Vote On	4
Election of Class III Directors	4
Ratification of appointment of Independent Registered Public Accounting Firm	4
Approval of the proposed Amended and Restated 1990 Nonemployee Director Stock Plan	4
Approval of the proposed Amended and Restated 1987 Stock Option Incentive Plan	6
Nominees for Class III Directors	16
Continuing Class I Directors	17
Continuing Class II Directors	18
Corporate Governance	19
What are HEI's governance policies and guidelines?	19
How does the Board select nominees for the Board?	19
How can shareholders communicate with the directors?	19
How does the Board evaluate itself?	19
Who are the independent directors of the Board?	20
What other Board practices does HEI have?	22
Board of Directors	22
How often did the Board of Directors meet in 2007?	22
Did all directors attend last year's Annual Meeting?	22
Committees of the Board	23
What committees has the Board established and how often did they meet?	23
What are the primary functions of each of the four committees?	23
Compensation Committee Report	25
Compensation Discussion and Analysis	25
Who is responsible for determining appropriate executive compensation?	25
Does the Compensation Committee have the authority to modify or terminate executive compensation programs?	25
Did the Compensation Committee exercise its discretion to award a bonus?	25
What is the role of the compensation consultant?	26
What is the role of executive officers in determining named executive officer compensation?	26
What are the objectives of HEI's compensation programs?	27
Who were the named executive officers in 2007?	27
What is the compensation methodology for competitive benchmarking?	27
What are the elements of executive compensation?	29
How is base salary determined?	29
What are the base salaries of the named executive officers?	29

What is HEI's annual executive incentive compensation program?	30
What were the goals and award ranges for the 2007 annual incentive plan?	31
What were the payouts for the 2007 annual incentive plan?	32
What are the metrics and award ranges for the 2008 annual incentive plan?	32
What is HEI's long-term incentive plan?	34
What were the goals and award ranges for the 2005-2007 long-term incentive plan?	34
What were the payouts under the 2005-2007 long-term incentive plan?	36
What are the metrics and award ranges for the 2007-2009 long-term incentive plan?	37
What are the metrics and award ranges for the 2008-2010 long-term incentive plan?	38
How does HEI award stock and options to executive officers?	39
What perquisites do executive officers have?	39
Do executive officers have change-in-control agreements?	39
Do executive officers have executive death benefits?	40
What retirement benefits do executive officers have?	40
Executive Compensation	42
Summary Compensation Table	42
Grants of Plan-Based Awards	44
Outstanding Equity Awards at Fiscal Year-End	45
Option Exercises and Stock Vested	46
Pension Benefits	47
Nonqualified Deferred Compensation	49
Potential Payments Upon Termination or Change-in-Control	51
Director Compensation	54
How is director compensation determined?	54
2007 Director Compensation Table	57
Stock Ownership Information	59
How much stock do HEI's directors and executive officers own?	59
Does anyone own more than 5% of HEI's stock?	59
Does HEI have stock ownership guidelines for directors and officers?	60
Were Section 16(a) beneficial ownership reporting forms filed timely with the SEC?	60
Other Relationships and Related Person Transactions	60
Does HEI have a written related person transaction policy?	60
Did HEI enter into any related person transactions with directors or executive officers?	60
Are there any family relationships between any executive officer, director and nominee for director?	60
Did HEI or any subsidiary provide loans to directors or executive officers?	61
Does HEI have Compensation Committee interlocks and insider participation?	61
Audit Committee Report	62
Other Information	64
How is the proxy solicitation to be made and what is its cost?	64
What is the deadline for submitting a proposal for next year's Annual Meeting?	64
How can business matters be brought before the Annual Meeting and how will they be voted?	64
How can shareholders make recommendations for director nominees or nominate a candidate for election?	64
What provisions has HEI made for "householding"?	64
Map	66
Appendix A — Annual Report to Shareholders	A-1
Appendix B — Amended and Restated 1990 Nonemployee Director Stock Plan	B-1
Appendix C — Amended and Restated 1987 Stock Option and Incentive Plan	C-1
Appendix D — Towers Perrin Data Bank — General Industry Organizations	D-1

Proxy Statement

        HEI is soliciting proxies for the Annual Meeting of Shareholders scheduled for May 6, 2008 at 9:30 a.m., local time, at the American Savings Bank Tower, 1001 Bishop Street, 8th floor, Room 805, Honolulu, Hawaii. The mailing address of the principal executive offices of HEI is P. O. Box 730, Honolulu, Hawaii 96808-0730.

        The approximate mailing date for this Proxy Statement, form of proxy, and annual and summary reports to shareholders for the fiscal year ended December 31, 2007, is March 26, 2008. The annual report and summary report are not considered proxy soliciting materials.

About the Meeting

Who can attend the meeting?

        Attendance will be limited to:

  •
  shareholders of record;

  •
  beneficial owners of HEI Common Stock having evidence of ownership and entitled to vote at the meeting;

  •
  authorized representatives of absent shareholders; and

  •
  invited guests of management.

        If you own shares of HEI Common Stock in the name of a bank, brokerage firm or other holder of record, you must show proof of ownership. This may be in the form of a letter from the holder of record or a recent statement from the bank or broker showing ownership of HEI Common Stock.

        Any person claiming to be an authorized representative of a shareholder must produce written evidence of the authorization.

What are shareholders being asked to vote on?

  •
  Election of five Class III directors for a three-year term expiring at the 2011 Annual Meeting of Shareholders.

  •
  Ratification of appointment of KPMG LLP as HEI's independent registered public accounting firm.

  •
  Approval of the Amended and Restated 1990 Nonemployee Director Stock Plan.

  •
  Approval of the Amended and Restated 1987 Stock Option and Incentive Plan.

Voting Procedures

Who is eligible to vote?

        Only shareholders of record at the close of business on February 27, 2008 (the proxy record date) are entitled to vote.

How many shares are outstanding and entitled to vote?

        On February 27, 2008, 83,580,279 shares of HEI Common Stock were outstanding. Each shareholder is entitled to one vote for each share held. Under the Bylaws of HEI, shareholders do not have cumulative voting rights in the election of directors.

What constitutes a quorum?

        A quorum is needed to conduct business at the Annual Meeting. A majority of the shares entitled to vote at the meeting constitutes a quorum. Abstentions and broker nonvotes will be counted in the number of shares present, in person or by proxy, for purposes of determining a quorum. A broker nonvote occurs when a broker does not have discretionary voting power to vote on a specific matter (such as nonroutine proposals) and has not received voting instructions from the beneficial owner.

How do shareholders vote?

        Whether or not you plan to attend the Annual Meeting, please take the time to vote. You may vote by mail, telephone, or on-line via the Internet. The telephone and Internet procedures are designed to authenticate and confirm that your voting instructions are followed. You do not need to return your proxy if you vote by telephone or via the Internet.

  •
  BY MAIL:  Please mark your vote and sign, date, and promptly return the proxy in the enclosed postage-paid envelope. If you return the signed proxy but do not mark the boxes showing how you wish to vote, your votes will be cast following the recommendations of management on all proposals.

  •
  BY TELEPHONE:  Please call the toll-free telephone number on the proxy (1-888-693-8683). Once connected, you will be prompted to record and confirm your vote. Telephone voting is available 24 hours a day, through Monday, May 5, 2008, 11:59 p.m. (EDT).

  •
  BY INTERNET:  You may vote on-line by using the following Internet address: http://www.cesvote.com. Specific instructions will be available allowing you to record and confirm your vote. Internet voting is available 24 hours a day, through Monday, May 5, 2008, 11:59 p.m. (EDT).

  •
  IN PERSON: You may vote your shares by attending the Annual Meeting and voting in person. If you wish to give your proxy to someone other than the individuals listed on the enclosed proxy, cross out all three names and insert the name of another person to vote your shares at the meeting.

How do shareholders vote if their shares are held in street name?

        If your shares are held in "street name" (that is, through a broker, trustee or other holder of record), you will receive a proxy card from your broker seeking instruction as to how your shares should be voted. If no instructions are given, your broker or nominee may vote your shares at its discretion on your behalf on routine matters (such as the election of directors and the ratification of the independent registered public accounting firm) under New York Stock Exchange rules. However, your broker or nominee will not be able to vote your shares on the other proposals to be presented at the Annual Meeting without instructions and the Board of Directors requests and encourages you to provide instructions on these matters.

        You may not vote shares held in "street name" at the Annual Meeting unless you obtain a legal proxy from your broker or holder of record.

How do shareholders vote if their shares are held in the Dividend Reinvestment and Stock Purchase Plan or the HEI Retirement Savings Plan?

        If you own shares held in the Dividend Reinvestment and Stock Purchase Plan or the HEI Retirement Savings Plan (including shares previously received under the Tax Reduction Act Stock Ownership Plan), the respective plan trustees will vote the shares of stock held in these Plans according to your directions. For both Dividend Reinvestment and Stock Purchase Plan and HEI Retirement

Savings Plan, the respective trustees will vote all the shares of HEI Common Stock for which they receive no voting instructions in the same proportion as they vote shares for which they receive instruction.

Can shareholders change their vote?

        If you execute and return a proxy, you may revoke it at any time before the Annual Meeting in one of three ways:

  •
  submit a properly signed proxy with a later date or vote again at a later time by telephone or Internet;

  •
  notify the Corporate Secretary of HEI in writing; or

  •
  vote in person at the Annual Meeting (if your shares are registered directly on HEI's books or, if your shares are held in "street name" and you have a legal proxy from your broker or holder of record).

How many votes are required?

        If a quorum is present at the Annual Meeting, then:

  •
  directors shall be elected by a plurality of the votes cast in the election,

  •
  appointment of HEI's independent registered public accounting firm shall be ratified if more votes are cast in favor than against, and

  •
  The Amended and Restated 1990 Nonemployee Director Stock Plan and the Amended and Restated 1987 Stock Option and Incentive Plan shall be approved if a majority of the votes cast are in favor of the amendments and, in the case of the Amended and Restated 1990 Nonemployee Director Stock Plan, the total votes cast on the proposal represent more than 50% of all shares entitled to vote.

        Abstentions and broker nonvotes will count in establishing a quorum, but will not otherwise affect the outcome of the election of directors or the ratification of the appointment of HEI's independent registered public accounting firm. Abstentions and broker nonvotes will not affect the outcome of the proposals to approve the Amended and Restated 1990 Nonemployee Director Stock Plan or the Amended and Restated 1987 Stock Option and Incentive Plan, unless, in the case of the Amended and Restated 1990 Nonemployee Director Stock Plan, they cause the total votes cast to be less than 50% of the shares entitled to vote.

Who will count the votes and are the votes confidential?

        Corporate Election Services will act as tabulator for broker and bank proxies as well as the proxies of the other shareholders of record. Your identity and vote will not be disclosed to persons other than those acting as tabulators except as follows:

  •
  as required by law;

  •
  to verify the validity of proxies and the results of the voting in the case of a contested proxy solicitation; or

  •
  when you write a comment on the proxy form.

Could other matters be decided at the Annual Meeting?

        HEI knows of no business to be presented at the 2008 Annual Meeting other than the items set forth in this proxy statement. If other business is properly brought before the Annual Meeting, or any adjournment thereof, the persons named on the enclosed proxy will vote your stock in accordance with their best judgment, unless authority to do so is withheld by you in your proxy.

What happens if the Annual Meeting is postponed or adjourned?

        If the Annual Meeting is postponed or adjourned, your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted at the Annual Meeting.

Proposals You May Vote On

1.     Election of Class III Directors

        The Board of Directors currently consists of 13 directors divided into three classes with staggered terms so that one class of directors must be elected at each Annual Meeting.

        This year, the five Class III nominees being proposed for election at this Annual Meeting are:

  •
  Don E. Carroll

  •
  Richard W. Gushman, II

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  Victor H. Li

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  Bill D. Mills

  •
  Barry K. Taniguchi

        Mr. Gushman, who joined the Board in June 2007, is being proposed for election to the Board by the shareholders for the first time. His nomination was recommended by nonmanagement directors.

        Each nominee is currently a member of the Board and has consented to serve for the new term expiring at the 2011 Annual Meeting. If a nominee is unable to stand for election, the proxy holders listed in the proxy may vote in their discretion for a suitable substitute.

        YOUR BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES FOR CLASS III DIRECTORS.

        Detailed information on each nominee and Class I and II directors is provided on pages 16-18.

2.     Ratification of appointment of Independent Registered Public Accounting Firm

        KPMG LLP, an independent registered public accounting firm, has been the auditor of HEI since 1981. The Audit Committee selected KPMG LLP as HEI's independent registered public accounting firm for 2008. The Board, upon the recommendation of its Audit Committee, recommends the ratification of KPMG LLP as the independent registered public accounting firm of HEI for fiscal year 2008 and thereafter until its successor is appointed. Representatives of KPMG LLP will be present at the Annual Meeting and will be given the opportunity to make a statement and to respond to appropriate questions.

        YOUR BOARD AND THE AUDIT COMMITTEE RECOMMEND THAT YOU VOTE FOR THE RATIFICATION OF KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF HEI.

3.     Approval of the proposed Amended and Restated 1990 Nonemployee Director Stock Plan

        The 1990 Nonemployee Director Stock Plan, as previously amended, provides nonemployee directors with incentives to improve HEI's performance by increasing the level of stock owned by nonemployee directors to reinforce their role in enhancing shareholder value and to provide an additional means of attracting and retaining nonemployee directors.

        As further described below, the Board has amended the Nonemployee Director Stock Plan, subject to your approval of this proposal, as follows: (a) increase the annual stock award from 1,400 shares to 1,800 shares, (b) reflect the change in jurisdiction over director compensation from the Nominating and Corporate Governance Committee to the Compensation Committee, (c) reserve an additional 75,000 shares of HEI Common Stock for issuance (currently 300,000 shares of HEI Common Stock have been reserved for issuance under the Nonemployee Director Stock Plan, 236,922 of which have been issued as of the date hereof), and (d) extend the term of the Nonemployee Director Stock Plan from the current date of April 27, 2010, until May 6, 2018.

        Attached as Appendix B to this Proxy Statement is a copy of the Nonemployee Director Stock Plan as it would be amended and restated upon approval of the proposed amendment. The summary of the Nonemployee Director Stock Plan set forth below is qualified in its entirety by reference to the full text of the Nonemployee Director Stock Plan (as it would be amended), which is incorporated herein by reference.

Equity Compensation Plan Information

        Information as of December 31, 2007 about HEI Common Stock that may be issued upon the exercise of awards granted under all of HEI's equity compensation plans was as follows:

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(2)
Equity compensation plans approved by shareholders	699,276	$19.68	4,158,745
Equity compensation plans not approved by shareholders	—	—	—

Total	699,276	$19.68	4,158,745

(1)
Includes 603,800 shares subject to outstanding nonqualified stock options and 95,476 of dividend equivalent shares accrued as of December 31, 2007 for such options.

(2)
This represents the number of shares remaining available as of December 31, 2007, including 4,095,667, net of any shares underlying outstanding grants, under the 1987 Stock Option and Incentive Plan, as amended, and 63,078 under the HEI Nonemployee Director Plan. All of the shares remaining available for issuance under the HEI Nonemployee Director Plan may be issued in the form of unrestricted HEI Common Stock. Of the shares remaining available for issuance under the 1987 Stock Option and Incentive Plan, as amended, 309,000 shares may be issued in the form of restricted stock, stock payments, or stock-settled restricted stock units (i.e., other than in the form of options, warrants or rights).

Summary of Plan Terms

        The Nonemployee Director Stock Plan was originally adopted by HEI in 1990. It was subsequently amended in certain respects and, in 2002, was amended to incorporate provisions formerly memorialized in HEI's 1999 Nonemployee Company Director Stock Grant Plan, which was thereupon superseded. In 2005, the Board amended the Nonemployee Director Stock Plan to reserve an additional 100,000 shares of HEI Common Stock for issuance, bringing the maximum number of shares of HEI Common Stock that may be issued under the Nonemployee Director Stock Plan, when taken together with any shares ever granted under the Nonemployee Director Stock Plan, to 300,000 (as adjusted for HEI's 2004 stock split and subject to appropriate adjustments upon changes in capitalization, such as a stock split). The shareholders approved that amendment at the 2006 Annual Meeting of Shareholders. The Nonemployee Director Stock Plan has been amended in certain other respects from time to time.

        Pursuant to the amendment subject to this proposal, the Nonemployee Director Stock Plan will be administered in the discretion of the Compensation Committee or such other committee as may be appointed from time to time by the Board. The Nonemployee Director Stock Plan provides benefits to nonemployee directors of HEI and nonemployee directors of HEI's operating subsidiaries (American Savings Bank, F.S.B., and Hawaiian Electric Company, Inc.) whose participation in the Nonemployee Director Stock Plan has been approved by the Board. Currently, 12 HEI and 9 subsidiary directors participate in the Nonemployee Director Stock Plan.

        Under the terms of the Nonemployee Director Stock Plan: (i) each nonemployee HEI director who serves in that capacity immediately following the date of an Annual Meeting of Shareholders of HEI receives 1,400 shares of HEI Common Stock (subject to an increase to 1,800 shares of HEI Common Stock pursuant to the amendment subject to this proposal), and (ii) each nonemployee director of subsidiaries who serves in that capacity immediately following the date of an Annual Meeting of Shareholders receives 1,000 shares of Common Stock. Each individual who, during any calendar year, becomes a nonemployee HEI director or nonemployee director of a subsidiary for the first time, other than at the Annual Meeting of Shareholders (whether by election or appointment as a director of HEI or one of its subsidiaries), receives 2,000 shares of HEI Common Stock as a HEI director or 1,000 shares of Common Stock as a subsidiary company director. The dollar value of such stock payment will vary with changes in the fair market value of HEI Common Stock. Such stock payments are paid by HEI as soon as practicable following the date the director is first elected or appointed to the HEI Board of Directors or a subsidiary, as the case may be. Once granted, the shares of HEI Common Stock are not subject to forfeiture.

        The Board in its discretion may amend, suspend or terminate the Nonemployee Director Stock Plan at any time. However, no such amendment will, without approval of the shareholders of HEI, change the class of persons eligible to receive stock grants under the Nonemployee Director Stock Plan or otherwise modify the requirements as to eligibility for participation in the Nonemployee Director Stock Plan, or increase the number of shares of HEI Common Stock which may be issued under the Nonemployee Director Stock Plan. Moreover, no amendment, suspension or termination of the Nonemployee Director Stock Plan will, without the consent of any affected nonemployee HEI director or nonemployee director of a subsidiary company, alter, terminate, impair or adversely affect any right or obligations under any stock payment previously granted under the Nonemployee Director Stock Plan unless such amendment, suspension or termination is required by applicable law. Notwithstanding the foregoing, the Board may, without further action by the shareholders of HEI, amend the Nonemployee Director Stock Plan or modify the grants of stock under the Nonemployee Director Stock Plan in response to changes in securities or other laws, or rules, regulations or regulatory interpretations thereof, applicable to the Nonemployee Director Stock Plan, or to comply with stock exchange rules or requirements. Unless terminated earlier by the Board, and subject to shareholder approval of this proposal, the Nonemployee Director Stock Plan will expire on May 6, 2018.

        YOUR BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED 1990 NONEMPLOYEE DIRECTOR STOCK PLAN.

4.     Approval of the proposed Amended and Restated 1987 Stock Option and Incentive Plan

        HEI's 1987 Stock Option and Incentive Plan, as amended and restated in 1992, 1996, 2001, 2003 and 2004, provides a means to attract and retain high caliber personnel and provides participating employees with long-term stock and other incentives to align their interests with the interests of shareholders. The Board has approved and adopted amendments to the Stock Option and Incentive Plan, effective as of January 22, 2008, subject to the approval of shareholders.

        At this time, HEI is seeking shareholder approval of all of the performance goals set forth in the Stock Option and Incentive Plan, including three new performance goals added to the Stock Option and Incentive Plan by the amendment.

        A summary of the amendments and the remaining material provisions of the Stock Option and Incentive Plan is set forth below.

        The Stock Option and Incentive Plan, as restated to incorporate the amendments, is printed in full and attached to this Proxy Statement as Appendix C and is incorporated herein by reference. The following summary of the Stock Option and Incentive Plan is qualified in its entirety by reference to the full text of the Stock Option and Incentive Plan.

Addition of Performance Goals

        Prior to the amendment, the Stock Option and Incentive Plan provided that the Compensation Committee may condition payment of an option or other incentive award permitted under the Stock Option and Incentive Plan in whole or in part on the attainment of one or more of the following performance goals, applied to a participant and/or a business unit or HEI and/or a parent or subsidiary of HEI: (1) total return to shareholders; (2) earnings per share of Common Stock; (3) net income (before or after taxes); (4) earnings before all or any interest, taxes, depreciation and/or amortization; (5) gross revenue; (6) return on assets; (7) market share; (8) cost reduction goals; (9) earnings from continuing operations, levels of expense, cost or liability; (10) performance against operational budgets; (11) a participant's individual operational project goals; (12) return on average common equity; (13) individual performance goals; and (14) any combination of, or a specified increase or decrease of, one or more of the foregoing over a specified period, in each case, as applicable, as determined in accordance with generally accepted accounting principles, where applicable.

        The amendment adds free cash flow, modified free cash flow (net income plus depreciation and amortization less net capital expenditures) and shareholder value added to the above list of performance goals.

        In order to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (hereinafter "Internal Revenue Code"), HEI seeks shareholder approval of all of the above performance goals, including the three new performance goals added to the Stock Option and Incentive Plan by the amendment.

Additional Revisions

        Certain other revisions were made to the Stock Option and Incentive Plan by the amendments, including those intended to (1) revise the definition of average fair market value by (a) eliminating the reference to the average of the daily high and low sales prices on the composite tape for stocks listed on the New York Stock Exchange as quoted in the New York Stock Exchange Composite Transactions published in the Western Edition of The Wall Street Journal and (b) streamlining such definition to mean simply the average of the daily high and low sales price of the Common Stock as quoted on the New York Stock Exchange; (2) revise the definition of fair market value by (a) eliminating the references to the average of the daily high and low sales prices on the composite tape for stocks listed on the New York Stock Exchange as quoted in the New York Stock Exchange Composite Transactions published in the Western Edition of The Wall Street Journal and, if there is no trading of Common Stock on the determination date, to the average of the daily high and low sales prices of the Common Stock as quoted in such Composite Transactions on the next preceding date on which there was trading and (b) streamlining such definition to mean simply the average of the daily high and low sales price of the Common Stock as quoted on the New York Stock Exchange or, if there is no trading of Common Stock on such date, the next preceding date on which there was trading, as quoted on the New York Stock Exchange; (3) clarify that specified adjustments to the Stock Option and Incentive Plan and incentive awards must be made in the case of certain events (e.g., increase/decrease in outstanding shares of Common Stock, distribution of additional, new or different shares, other securities or property with respect to shares of Common Stock or other securities through merger, consolidations, asset sale, reorganization, etc.) and not that such adjustments may be made; (4) permit the Compensation Committee, as it deems appropriate, to amend or terminate the Stock Option and Incentive Plan and/or amend, restructure, terminate or replace an incentive award to either not be subject to Section 409A of the Internal Revenue Code, as amended, or to comply with Section 409A; and (5) make certain other technical or clarifying changes to the provisions of the Stock Option and Incentive Plan to reflect changes in applicable law.

Summary of Remaining Material Provisions of the Stock Option and Incentive Plan

        The Stock Option and Incentive Plan is administered by the Compensation Committee, which consists of two or more persons who are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code.

        Subject to the express provisions of the Stock Option and Incentive Plan, the Compensation Committee has complete authority to interpret and implement the Stock Option and Incentive Plan and its actions and decisions will be final and binding upon participants. The Board, Compensation Committee and officers and employees of HEI or designees acting on their behalf, will be indemnified to the extent permitted by law in respect of any action, determination or interpretation taken in good faith with respect to the Stock Option and Incentive Plan or any transaction arising under the Stock Option and Incentive Plan.

        The Compensation Committee selects from all regular full-time employees of HEI and its subsidiaries those who are eligible to receive awards under the Stock Option and Incentive Plan. As of December 31, 2007, HEI and its subsidiaries had approximately 3,682 employees, of which approximately 3,520 were regular full-time employees.

        No determination has yet been made concerning which individuals will receive future awards under the Stock Option and Incentive Plan. Although it is contemplated that the principal participants will be the key employees of HEI and its subsidiaries, the Compensation Committee has broad discretion under the Stock Option and Incentive Plan in selecting employees.

        The Stock Option and Incentive Plan provides that the Compensation Committee may grant to eligible individuals any combination of incentive awards in the form of nonqualified stock options, incentive stock options, restricted stock, stock appreciation rights, performance awards, stock payments, dividend equivalents or restricted stock units (which awards are described more fully below). Each incentive award will be evidenced by either a written instrument or a written plan adopted by the Committee, in either case indicating the type and terms of the award. The applicable instrument or plan may include any other terms and conditions consistent with the Stock Option and Incentive Plan as the Committee may in its discretion determine, including without limitation terms and conditions that would prohibit a participant from transferring or otherwise disposing of a share of Common Stock issued under an incentive award for a period identified in the incentive award agreement or require the forfeiture of a share of Common Stock issued under an incentive award if the participant engages in any conduct that is identified in the incentive award agreement. The Committee may, on such terms and conditions as it determines, permit a participant to elect to defer all or any portion of cash or shares payable under an incentive award and credit such deferred amounts with an interest rate or other rate of return determined by the Committee.

        The number of shares of Common Stock for which incentive awards may be granted during the term of the Stock Option and Incentive Plan (prior to the adjustment for the stock split in June 2004) is 4,650,000 shares; provided that, of these shares, the 2,000,000 shares that were added to the Stock Option and Incentive Plan by amendment effective January 21, 2003 may not be made subject to any incentive awards other than nonqualified stock options, incentive stock options, or stock appreciation rights. Either authorized but unissued shares or previously issued shares reacquired by HEI, including shares purchased on the open market, may be issued under the Stock Option and Incentive Plan.

        On February 27, 2008, the per share closing price of the HEI Common Stock on the New York Stock Exchange was $23.31. As of December 31, 2007, approximately 4,794,943 shares of Common Stock remained available for grant under the Stock Option and Incentive Plan, options to purchase 699,276 shares of Common Stock were outstanding, no shares of Common Stock were subject to outstanding stock appreciation rights and 146,000 shares of Common Stock subject to restricted stock awards were outstanding.

        The 4,650,000 share limit, as well as the maximum number of incentive awards that may be granted, as described below, the prices of options and other incentive awards outstanding under the Stock Option and Incentive Plan and the number of shares subject to options and other incentive awards outstanding under the Stock Option and Incentive Plan, will be appropriately adjusted for stock dividends, stock splits, recapitalizations, combinations of shares and other changes affecting HEI's stock. All shares for which awards have terminated or expired, or were settled in cash, including awards that provide the grantee with dividend and voting rights, will again be available for issuance pursuant to incentive awards under the Stock Option and Incentive Plan. In addition, to the extent that payment for an option upon exercise is made with shares of Common Stock or shares of Common Stock are withheld from payment of an incentive award in satisfaction of any federal, state or local tax withholding requirements, these shares will again be available for issuance pursuant to incentive awards under the Stock Option and Incentive Plan.

        The Stock Option and Incentive Plan is designed to enable the Board to ensure that compensation payable in the form of certain incentive awards under the Stock Option and Incentive Plan will qualify as performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code, at such time as the Board determines that it is advisable for such compensation to so qualify. To this end, the Compensation Committee may grant incentive awards that will be payable solely by reason of the attainment of certain pre-established performance goals listed above (see section above entitled "Addition of Performance Goals") and set forth in the Stock Option and Incentive Plan. With respect to compensation not intended to qualify as performance-based under Section 162(m) of the Internal Revenue Code, the Committee may condition payment of an incentive award in whole or in part on the attainment of the performance goals listed above or other performance goals.

        To comply with Section 162(m), the Compensation Committee must establish any of the pre-established performance goals not later than 90 days after the commencement of the period of service to which the incentive award relates (or if less, 25% of this period of service), and once granted, the Committee may not have discretion to increase the amount payable under the incentive award. Nevertheless, the Committee will have the authority to make appropriate adjustments in performance goals under an incentive award to reflect the impact of extraordinary items not reflected in these goals. These extraordinary items include: (1) any profit or loss attributable to acquisitions or dispositions of stock or assets; (2) any changes in accounting standards that may be required or permitted by the Financial Accounting Standards Board or adopted by HEI after the goal is established; (3) all items of gain, loss or expense for the year related to restructuring charges for HEI; (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business; (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in Statement of Financial Accounting Standards No. 144; (6) such other items as may be prescribed by Section 162(m) and the applicable Treasury Regulations as may be in effect from time to time, and any amendments, revisions or successor provisions; and (7) with respect to incentive awards not intended to constitute qualified performance-based compensation within the meaning of Section 162(m), such other items as the Committee may deem appropriate.

        The Stock Option and Incentive Plan provides maximum limits on the number of incentive awards that may be granted under the Stock Option and Incentive Plan. Commencing with the 2003 calendar year, the aggregate number of shares of Common Stock with respect to which incentive awards may be granted to any individual participant during any calendar year may not exceed 100,000 (including shares with respect to incentive awards payable in cash but denominated in Common Stock, like cash-settled stock appreciation rights and restricted stock units, which are described below). Moreover, the total number of shares that may be subject to restricted stock, stock payments or stock-settled restricted stock units granted on or after April 23, 2003 may not exceed 5% of the total number of shares of Common Stock authorized under the Stock Option and Incentive Plan as of such date but not subject to an incentive award immediately before such date.

        In addition, with respect to performance awards under the Stock Option and Incentive Plan (which are a particular type of incentive award settled in cash or stock, or a combination, and the value of which is based on the achievement of performance goals or other criteria as may be determined by the Compensation Committee), commencing with the 2003 calendar year, (1) no performance award may relate to a performance period in excess of three years; (2) no more than two performance awards may be granted to any individual participant during any calendar year; (3) with respect to any performance award that relates to a performance period of not more than one year, the maximum value of the performance award may not exceed $2,000,000 (to the extent payable in shares of Common Stock, based on either fair market value or average fair market value (both as defined below) at the time of award or payment, as determined by the Committee); and (4) with respect to any performance award that relates to a performance period of more than one year, the maximum value of the performance award may not exceed $2,500,000 (to the extent payable in shares of Common Stock, based on either fair market value or average fair market value at the time of award or payment).

        Nonqualified stock options will provide for the right to purchase Common Stock at a price that is not less than the lesser of the fair market value and the average fair market value on the date of the grant. These options will be granted for a term that may not exceed ten years. HEI's current practice is to grant nonqualified stock options with an exercise price equal to the fair market value of the underlying Common Stock on the date of grant.

        As amended, subject to shareholder approval of this proposal, the term "fair market value" under the Stock Option and Incentive Plan means, as of any determination date, the average of the daily high and low sales prices of the Common Stock as quoted on the New York Stock Exchange on the date as of which fair market value is to be determined, or if there is no trading of Common Stock on that date, the average of the daily high and low sales prices of the Common Stock as quoted on the New York Stock Exchange on the next preceding date on which there was trading in the shares; and the term "average fair market value" means, as of any determination date, the average of the daily high and low sales prices of the Common Stock as quoted on the New York Stock Exchange for all trading days during the calendar month preceding the determination date. If the Common Stock is no longer traded on the New York Stock Exchange, fair market value and average fair market value will be determined in such reasonable manner as the Compensation Committee determines.

        Incentive stock options will be designed to comply with the provisions of the Internal Revenue Code, and will be subject to restrictions contained in the Internal Revenue Code. Incentive stock options will be granted at not less than the fair market value of the Common Stock subject to such options on the date of grant and will extend for a term of up to ten years. However, incentive stock options granted to any person who owns more than 10% of the combined voting power of HEI's outstanding securities must be granted at prices that are not less than 110% of fair market value on the date of grant and may not extend for more than five years.

        The purchase price of Common Stock purchased upon the exercise of a stock option must be paid in full on the date of exercise in cash or its equivalent, or in such other manner acceptable to the Compensation Committee, including other Common Stock of HEI owned by the participant and valued at its fair market value on the exercise date.

        Grants of restricted stock are awards of Common Stock that a participant may purchase at a price determined by the Compensation Committee, or Common Stock to which the participant may become entitled without payment of any price, upon the lapse of restrictions specified by the Committee in the applicable award agreement at time of grant. The Committee may provide that a restricted stock award will vest based on continuing employment or upon the satisfaction of pre-established performance objectives and may impose such other conditions as the Committee deems advisable. In general, restricted stock may not be sold, transferred or hypothecated until the restrictions lapse, are removed or expire. Recipients of restricted stock awards, unlike recipients of options, may have voting rights and may receive dividends prior to the time when restrictions lapse.

        Restricted stock units are rights to receive, when the units vest, shares of Common Stock or a cash amount equal to the fair market value or average fair market value of the restricted stock units (as determined by the Compensation Committee), plus, in either case, the aggregate amount of cash dividends paid with respect to the shares of Common Stock represented by these units, from the date of grant of the units until the vesting date. The Committee may provide that a restricted stock unit award will vest upon the satisfaction of certain restrictions or conditions.

        Stock appreciation rights may be granted in tandem with either nonqualified or incentive stock options, or as free-standing stock appreciation rights, which are stock appreciation rights that are granted independent of, and not in connection with, the grant of options. Free-standing stock appreciation rights will permit the participant to exercise the stock appreciation rights by surrendering them in exchange for an amount equivalent to the difference between the fair market value of the shares subject to the stock appreciation rights and the exercise price of such shares. Tandem stock appreciation rights will permit the participant to exercise the stock appreciation rights by surrendering the unexercised options in exchange for an amount equivalent to the difference between the fair market value of the option shares with respect to which the stock appreciation rights are exercised and the option price of such shares.

        The Compensation Committee may elect to pay stock appreciation rights in cash or in Common Stock or in a combination of cash and Common Stock. The stock appreciation rights will provide that the holder of the stock appreciation rights may exercise the stock appreciation rights or the tandem option in whole or in part. Stock appreciation rights granted in tandem with options may not extend beyond the term of the related option and will be transferable only to the extent that the related option is transferable. To the extent that an option is exercised, any related stock appreciation rights will be reduced by the number of shares with respect to which the option is exercised. To the extent any stock appreciation rights are exercised, any related option will be reduced by the number of shares with respect to which the stock appreciation rights are exercised.

        Performance awards may be granted by the Compensation Committee on an individual basis. These awards may be paid in cash or shares of Common Stock and will be based either upon specific written instruments or upon specific incentive performance plans. The written instrument or plan will set forth the performance criteria to be utilized to calculate the value of the performance awards, the term over which such performance will be measured, the events which will give rise to payment of the awards and the form and time of payment of the awards. The Committee may also provide for interest or earnings to be credited on any cash or stock payments that are deferred at a rate specified by the Committee.

        The Compensation Committee may approve a stock payment in Common Stock to any employee who otherwise may be entitled to a cash payment other than base salary, such as the payment of a performance award or a bonus under one of HEI's bonus plans. In the event Common Stock is issued in lieu of such a cash compensation payment, the Common Stock will be valued at its fair market value or average fair market value at the time of payment, as determined by the Committee.

        Under the Stock Option and Incentive Plan, the Compensation Committee has discretion to prescribe the time period during which an option may be exercised after termination of employment. Unless an option award agreement provides otherwise, however, upon a participant's termination of employment for any reason, all of the participant's options that have not yet vested will be forfeited. In the case of performance awards, if a participant's employment with HEI is terminated for any reason prior to the occurrence of the events that vest a performance award, the performance award will expire unless the applicable award instrument or plan provides otherwise. Similarly, all of a participant's restricted stock and restricted stock units remaining subject to restrictions on the date of termination of employment will be forfeited unless the applicable restricted stock award or restricted stock unit agreement provides otherwise.

        The Stock Option and Incentive Plan further provides that the Compensation Committee may include, in any incentive award instrument or plan, provisions to the effect that the time at which the award is vested, exercisable, payable or free from restrictions, as the case may be, may be accelerated by the occurrence of certain events, either automatically or upon a further determination made by the Committee at the time of the events.

        Except as otherwise provided in an incentive award agreement, plan or other written instrument, upon the occurrence of a change-in-control (as defined in the Stock Option and Incentive Plan, unless otherwise provided in an award agreement), outstanding incentive awards will immediately become fully vested, exercisable, payable, or free from restrictions.

        The Stock Option and Incentive Plan provides that HEI may make whatever provisions it deems appropriate to withhold any taxes it is required to withhold with respect to incentive awards and to require participants to satisfy any tax requirements before making payments pursuant to incentive awards or authorizing the issuance of shares of Common Stock to the participants.

        The Stock Option and Incentive Plan may be amended, suspended or terminated by the Board at any time. However, no amendment may be made without shareholder approval to the extent such approval is required in order to comply with the requirements of Rule 16b-3, or if applicable, Section 162(m) of the Internal Revenue Code. No amendment, suspension or termination may alter or impair the rights or obligations of the participant under an incentive award previously granted under the Stock Option and Incentive Plan, without the participant's consent. Moreover, the Stock Option and Incentive Plan prohibits any amendment to decrease the purchase price of any outstanding option under the Stock Option and Incentive Plan, unless first approved by the requisite vote of shareholders. Finally, pursuant to the amendment, notwithstanding anything to the contrary contained in the Stock Option and Incentive Plan or in any incentive award agreement, to the extent the Compensation Committee deems it appropriate, the Committee reserves the right to amend or terminate the Stock Option and Incentive Plan and/or amend, restructure, terminate or replace an incentive award in order to cause the incentive award to either not be subject to Section 409A or to comply with the applicable provisions of Section 409A.

        Unless earlier terminated by the Board, the Stock Option and Incentive Plan terminates on January 20, 2013, but previously granted incentive awards may extend beyond that termination date.

        The benefits to be derived from the Stock Option and Incentive Plan to the eligible participating individuals and groups cannot be determined, as grants will be made at the sole discretion of the

Compensation Committee, based on a variety of factors, and the ultimate value of the awards also will depend on a variety of factors, including the future market value of the Common Stock.

Federal Income Tax Consequences

        The following is a summary of certain federal income tax consequences of transactions relating to options, stock appreciation rights and restricted stock under the Stock Option and Incentive Plan based on current federal income tax laws. This summary is not intended to be exhaustive and does not describe state, local or other tax laws.

  Nonqualified Stock Options

        The grant of a nonqualified stock option under the Stock Option and Incentive Plan will not result in the recognition of taxable income to the participant or in a deduction for HEI. Upon exercise, a participant will recognize income in an amount equal to the excess of the fair market value of each share of Common Stock purchased over the exercise price. HEI is required to withhold taxes on the amount of income so recognized, and, subject to the provisions of Section 162 of the Internal Revenue Code is entitled to a tax deduction equal to the amount of such income. Gain or loss upon a subsequent sale of any shares of Common Stock received upon the exercise of a nonqualified stock option is generally taxed as capital gain or loss to the participant (long-term or short-term, depending upon the holding period of the stock sold).

        A participant who pays the exercise price of a nonqualified stock option, in whole or in part, by delivering shares of Common Stock already owned by the participant will recognize no gain or loss for federal income tax purposes on the shares surrendered, but will otherwise be taxed in accordance with the rules described above for nonqualified stock options. With respect to shares of Common Stock acquired upon exercise which are equal in number to the shares of Common Stock surrendered, the basis of such shares will be equal to the basis of the shares surrendered, and the holding period of such shares will include the holding period of the shares surrendered. The basis of additional shares received upon exercise will be equal to the fair market value of such shares on the date of exercise, and the holding period for such additional shares will commence on such date.

  Incentive Stock Options

        In general, no income will be recognized by a participant and no deduction will be allowed to HEI with respect to the grant or exercise of an incentive stock option granted under the Stock Option and Incentive Plan, provided that the option is exercised within three months after the termination of the participant's employment (one year in the case of the participant's disability or without limitation in the case of the participant's death). The difference between the exercise price and the fair market value of the shares of Common Stock on the date the option is exercised is, however, an adjustment item for the participant for purposes of the alternative minimum tax. When the stock received upon exercise of the option is sold, provided that the stock is held for more than two years from the date of grant of the option and more than one year from the date of exercise, the participant will recognize long-term capital gain or loss equal to the difference between the amount realized and the exercise price of the option related to such stock. If the above-mentioned holding period requirements of the Internal Revenue Code are not satisfied, the subsequent sale of stock received upon exercise of an incentive stock option is treated as a "disqualifying disposition." In general, a participant will recognize taxable income at the time of a disqualifying disposition as follows: (1) ordinary income in an amount equal to the excess of (A) the lesser of the fair market value of the shares of Common Stock on the date the incentive stock option is exercised or the amount realized on such disqualifying disposition over (B) the exercise price and (2) capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the shares of Common Stock on the date the incentive stock option is exercised (or capital loss to the extent of any excess of the exercise price over the amount realized on disposition). Any capital gain or loss recognized by the participant will be long-term or short-term depending upon the holding period for the stock sold. HEI may claim a deduction at the time of the disqualifying disposition equal to the amount of ordinary income the participant recognizes, subject to the provisions of Section 162 of the Internal Revenue Code.

        If an incentive stock option is not exercised within three months after the termination of the participant's employment (one year in the case of disability of the participant or without limitation in the case of the participant's death), it will be treated for federal income tax purposes as a nonqualified stock option, as described above.

        In general, a participant who pays the exercise price of an incentive stock option, in whole or in part, by delivering shares of Common Stock already owned by the participant will recognize no gain or loss for federal income tax purposes on the shares surrendered. However, if the shares delivered to exercise the incentive stock option were acquired pursuant to the prior exercise of an incentive stock option and the holding period requirements discussed above have not been met with respect to such shares, the delivery of such shares to exercise the incentive stock option will be considered a taxable disposition of the shares. A portion of shares received upon exercise of an incentive stock option equal in number to the shares surrendered will have a basis equal to the basis of the shares surrendered (increased, if applicable, by any income recognized as a result of the exchange) and the holding period of such shares will include the holding period of the shares surrendered (except for purposes of determining whether there has been a disqualifying disposition of the shares). The basis of the additional shares received upon such exercise will be zero, and the holding period of such shares for all purposes will begin on the date the shares are transferred.

  Stock Appreciation Rights

        The grant of a stock appreciation right to a participant under the Stock Option and Incentive Plan will not result in the recognition of taxable income to the participant or in a deduction for HEI. In general, upon exercise of a stock appreciation right, the participant will recognize ordinary income for federal income tax purposes equal to the amount of any cash received plus the fair market value of any shares of Common Stock received. HEI is entitled to a tax deduction equal to the amount of income recognized by the participant, subject to Section 162 of the Internal Revenue Code.

  Restricted Stock

        A participant generally will not be subject to Federal income tax upon the grant of a restricted stock award. Rather, the participant will recognize ordinary income in an amount equal to (i) the fair market value of the shares at the time the shares become transferable or are otherwise no longer subject to a substantial risk of forfeiture (as defined in the Internal Revenue Code) minus (ii) the price, if any, the participant paid upon receipt of the shares. Subject to the limitations of Section 162 of the Internal Revenue Code, HEI is entitled to a tax deduction at the same time and in the same amount that the participant recognizes ordinary income. However, the participant may elect (not later than 30 days after acquiring the shares), pursuant to Section 83(b) of the Internal Revenue Code, to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that the shares are subject to restrictions or a substantial risk of forfeiture. If the participant makes such an election, the participant will not recognize any additional taxable income at the time the restrictions lapse or the shares become transferable. If the shares in respect of which such an election was made are later forfeited, the participant will not be allowed a tax deduction in respect of the forfeited shares, and HEI will be deemed to recognize ordinary income equal to the amount of the deduction allowed to HEI at the time of the election in respect of the forfeited shares.

Prior Option Grants

        The following table sets forth information as of December 31, 2007 with respect to the amount of options that have been granted pursuant to the Stock Option and Incentive Plan to the named executive officers and the specified groups set forth below.

Name and Position*	Amount of Stock Options
Constance H. Lau HEI President and Chief Executive Officer, American Savings Bank Chair, President and Chief Executive Officer, and Hawaiian Electric Company Chair	150,000
Eric K. Yeaman** HEI Financial Vice President, Treasurer and Chief Financial Officer	80,000
T. Michael May Hawaiian Electric Company President and Chief Executive Officer	150,000
Patricia U. Wong HEI Vice President-Administration and Corporate Secretary	28,000
Curtis Y. Harada HEI Controller	28,000
Current Executive Officer Group	436,000
Current Non-Executive Director Group	0
Each nominee for election as a director	0
Each associate of the above-mentioned directors, executive officers or nominees	0
Each other person who received or is to receive five percent of such options, warrants, or rights	0
Employee Group other than Executive Officer Group	923,000
  *
  Positions as of December 31, 2007

  **
  Mr. Yeaman was appointed Hawaiian Electric Company Senior Executive Vice President and Chief Operating Officer, effective February 1, 2008.

        YOUR BOARD RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDED AND RESTATED 1987 STOCK OPTION AND INCENTIVE PLAN, INCLUDING ALL PERFORMANCE GOALS IN THE PLAN AS AMENDED.

Nominees for Class III directors with a term expiring at the 2011 Annual Meeting

Don E. Carroll
Age 66
Director Since 1996

Chairman of Oceanic Time Warner Cable Advisory Board from February 2001 to April 2005; now retired. Vice President of Time Warner Cable from 1985 to April 2005.
Director of American Savings Bank, F.S.B., Island Insurance Company, Pacific Guardian Life, American Red Cross-Hawaii Chapter, and The 200 Club. Member of the advisory boards of Oceanic Time Warner Cable and Boy Scouts of America-Aloha Council.
Richard W. Gushman, II
Age 62
Director Since 2007

President and Owner of DGM Group since 1988.
Director of American Savings Bank, F.S.B., Outrigger Enterprises, Servco Pacific Inc., and James Campbell Corp., LLC. Managing Partner of Summit Financial Resources. Trustee of the Estate of James Campbell and Hawaii Community Foundation. Member of advisory boards of Boys and Girls Club of Hawaii and Department of Hawaiian Home Lands.
Victor H. Li, S.J.D.
Age 66
Director Since 1988

Co-chairman, Asia Pacific Consulting Group since 1992. President, Li Xing School Foundation since 1989.
Director of American Saving Bank, F.S.B. Trustee, Japan America Institute of Management Science and Pan Asian Repertory Theatre.
Bill D. Mills
Age 56
Director Since 1988

Chairman of The Mills Group since 1989.
Director of Grace Pacific Corporation, Hawaii Public Television and Sunrise Capital, Inc., a private equity aquaculture development company. Trustee, Hawaii Pacific University, St. Andrew's Priory, The Nature Conservancy of Hawaii, and Iolani School board of governors.
Barry K. Taniguchi
Age 60
Director Since 2004

President and Chief Executive Officer of KTA Super Stores since 1989.
Director of Hawaiian Electric Company, Inc., American Savings Bank, F.S.B., Hawaii Electric Light Company, Inc., Maui Electric Company, Limited, Hawaii Employers Mutual Insurance Corporation, Hawaii Island Economic Development Board, and Better Business Bureau. Trustee, Hawaii Community Foundation, Public Schools of Hawaii Foundation, Tax Foundation of Hawaii, and Lyman House Memorial Museum. Chair, The Food Basket-Hawaii Island's Foodbank. Vice Chair, Hawaii Health System Corporation Corporate Board.

Continuing Class I directors whose terms expire at the 2009 Annual Meeting

Shirley J. Daniel, Ph.D., C.P.A. Age 54 Director Since 2002 Professor of Accountancy, Shidler College of Business, University of Hawaii-Manoa since 1986. Director of American Savings Bank, F.S.B.
Constance H. Lau
Age 55
Director 2001 to 2004 and since May 2006

President and Chief Executive Officer of Hawaiian Electric Industries, Inc. since May 2006. Chairman and Chief Executive Officer of American Savings Bank, F. S. B. since February 2008. Chairman, President and Chief Executive Officer of American Savings Bank, F.S.B. from May 2006 to January 2008. President, Chief Executive Officer and director of American Savings Bank, F.S.B. from June 2001 to May 2006.
Chairman of Hawaiian Electric Company, Inc. Director of Hawaiian Electric Industries Charitable Foundation, Alexander & Baldwin, Inc., Hawaii Bankers Association, Consuelo Zobel Alger Foundation and Maunalani Foundation. Trustee, Punahou School Member, Hawaii Business Roundtable.
A. Maurice Myers
Age 67
Director Since 1991

Chairman, President and Chief Executive Officer of Waste Management, Inc. (environmental services), Houston, Texas from November 1999 to November 2004; now retired.
Director of BIS Industries, Ltd. and member of the Oceanic Time Warner Cable advisory board.
James K. Scott, Ed.D.
Age 56
Director Since 1995

President of Punahou School since 1994.
Director of Hawaii Public Television and Hawaii Association of Independent Schools. Chairman, Secondary School Admission Test Board. Trustee, Blood Bank of Hawaii and Barstow Foundation.

Continuing Class II directors whose terms expire at the 2010 Annual Meeting

Thomas B. Fargo
Age 59
Director Since 2005

President, Trex Enterprises Corporation (research and development for defense and homeland security) since April 2005. Commander, U.S. Pacific Command from May 2002 to February 2005.
Director of Hawaiian Electric Company, Inc., Hawaiian Holdings, Inc., United Services Automobile Association and Japan-America Society of Hawaii. Trustee, Hawaii Pacific University and Iolani School board of governors. National Vice Chair, Pearl Harbor Memorial Fund.
Kelvin H. Taketa
Age 53
Director Since 1993

President and Chief Executive Officer of the Hawaii Community Foundation since 1998.
Director of Hawaiian Electric Company, Inc., Independent Sector, and Sunrise Capital, Inc., a private equity aquaculture development company.
Jeffrey N. Watanabe
Age 65
Director Since 1987

Honorary Of Counsel in the law firm of Watanabe Ing & Komeiji LLP since July 2007. Senior partner, Watanabe Ing & Komeiji LLP from 1972 to June 2007.
		Chairman of Hawaiian Electric Industries, Inc. Director of Hawaiian Electric Company, Inc., American Savings Bank, F.S.B., Hawaiian Electric Industries Charitable Foundation, Alexander & Baldwin, Inc., Cellular Bioengineering, Inc., First Insurance Company of Hawaii, Ltd., Grace Pacific Corporation, Mid-Week Printing, Inc./Oahu Publications, Inc., Tissue Genesis, Inc., and Trex Enterprises Corporation. Trustee, Consuelo Zobel Alger Foundation, Punahou School, and Sesame Workshop.	Diane J. Plotts Age 72 Director Since 1987 Business advisor since 2000. Director of American Savings Bank, F.S.B. Trustee, Kamehameha Schools.

Corporate Governance

What are HEI's governance policies and guidelines?

        In 2007, the Board and management continued to review and monitor corporate governance trends and best practices to comply with the corporate governance requirements of the New York Stock Exchange Listed Company Manual and Securities and Exchange Commission regulations. As part of an annual review, the HEI Corporate Governance Guidelines, Revised Code of Conduct (which includes the code of ethics for the HEI Chief Executive Officer, Financial Vice President and Controller), and charters for the Audit, Compensation, Executive, and Nominating and Corporate Governance Committees were reviewed and revised as deemed appropriate by the Board. Current copies of these documents may be found on HEI's website at www.hei.com and are available in print to any shareholder who requests them.

How does the Board select nominees for the Board?

        The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as by management and shareholders. The Committee may retain a third-party search firm to help identify candidates from time to time.

        Among the qualifications considered in the Nominating and Corporate Governance Committee's assessment of a proposed candidate are knowledge, experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, and absence of conflicts of interest. The Committee believes that the Board should reflect a diversity of experience, gender, ethnicity, and age. The Committee also considers other relevant factors as it deems appropriate including, but not limited to, current composition of the Board, balance of independent and nonindependent directors, and need for financial expertise.

        Once candidates are identified, the Nominating and Corporate Governance Committee may review publicly available information to assess whether the candidate should be considered further. If the Committee determines that the candidate warrants further consideration, the Chairman of the Committee or another member of the Committee will contact the person and, if the person indicates a willingness to be considered for service on the Board, the candidate will be asked to provide information such as accomplishments and qualifications and one or more interviews may be conducted. The Committee members may contact one or more references provided by the candidate or other members of the business community who may have first-hand knowledge of the candidate's qualifications and accomplishments. The evaluation process does not vary based on whether or not a candidate is recommended by a shareholder.

How can shareholders communicate with the directors?

        Shareholders and all interested parties may contact (1) any member of the Board, including the nonemployee Chairman of the Board and any employee director or (2) the nonemployee directors as a group, by mail. To communicate with the Board, any individual director or any group of directors, correspondence should be addressed to the Board or any such individual or group by either name or title. All such correspondence should be sent in care of the Corporate Secretary, Hawaiian Electric Industries, Inc., P. O. Box 730, Honolulu, HI 96808-0730. The mail will be forwarded, unopened, to the named individual director or, in the case of a group, to the Chairman of the Board.

How does the Board evaluate itself?

        The Board follows an annual process of evaluating the operations and effectiveness of the Board as a whole, as well as self-evaluations by individual directors up for election. In reviewing the Board as a whole, directors evaluate and comment on board structure, meetings, responsibilities, performance of directors and relationship between the Board and management. Directors who are nominees for reelection evaluate their own individual meeting preparation, participation in meetings, contributions to the group, knowledge of the issues and concerns of HEI and understanding of the role of the Board in the governance of HEI. The Board and self-evaluation forms are submitted to the Nominating and Corporate Governance Committee for its review, after which the Committee recommends to the Board any procedures and practices to be adopted to improve the operations of the Board. The Chairman of the Committee or the nonemployee Chairman of the Board may meet with individual directors to discuss their performance, as appropriate.

        As required by the New York Stock Exchange corporate governance listing standards, the Audit, Compensation, and Nominating and Corporate Governance Committees developed a process for self-evaluation whereby committee members reviewed and evaluated their respective committee charters and committee meetings. The Audit Committee also reviewed and evaluated its duties and responsibilities, its relationships with management and the internal and external auditors and the qualifications of its members, including financial expertise.

Who are the independent directors of the Board?

        For a director to be considered independent, the Board must affirmatively determine that the director does not have any direct or indirect material relationship with HEI, in compliance with the New York Stock Exchange corporate governance listing standards. The Board has established categorical standards to assist it in determining director independence. In addition to applying the standards, which are listed below, the Board considers all relevant facts and circumstances in making a determination of independence.

  •
  A director who is an employee, or whose immediate family member is an executive officer, of HEI is not "independent" until three years after the end of such employment relationship.

  •
  A director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from HEI, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $100,000 per year in such compensation.

  •
  A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of HEI is not "independent" until three years after the end of the affiliation or the employment or auditing relationship.

  •
  A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of HEI's present executives serve on that other company's compensation committee is not "independent" until three years after the end of such service or the employment relationship.

  •
  A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, HEI for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of such other company's consolidated gross revenues, is not "independent" until three years after falling below such threshold.

  •
  A director or any member of the director's immediate family who serves as an officer, director or trustee of a charitable organization that receives from HEI or its charitable foundation contributions which, in any fiscal year, exceed the greater of $1 million or 2% of such charitable organization's total annual charitable receipts is not "independent" until three years after falling below such threshold.

        In its annual review of director independence, the Board affirmatively determined that each director and nominee for director has no material relationship with HEI and is independent, with the exception of Constance H. Lau, an employee director. With respect to each of the nonemployee directors, the Board considered relationships to ensure that they were not inconsistent with the best interests of HEI, its subsidiaries or shareholders. In particular, the Nominating and Corporate Governance Committee, which is charged with reviewing and approving relationships that may impact director independence, considered the relationships listed below:

  •
  Don E. Carroll has a son who was hired by American Savings Bank in 2007 in a non-officer capacity.

  •
  Shirley J. Daniel, Ph.D. is a Professor of Accountancy for the Shidler College of Business, University of Hawaii-Manoa. HEI and its subsidiaries have made charitable contributions to the University of Hawaii Foundation.

  •
  Diane J. Plotts is a trustee of Kamehameha Schools, a private trust that is the lessor of the land underlying the Hawaiian Electric Company office building.

  •
  James K. Scott serves as the President of Punahou School, to which HEI and its subsidiaries have made charitable contributions. In addition, Constance H. Lau, HEI's President and Chief Executive Officer, is a member of the Punahou School board of trustees. Ms. Lau has reported her recusal in matters relating to Dr. Scott's compensation.

  •
  Kelvin H. Taketa serves as the President and Chief Executive Officer of Hawaii Community Foundation, to which HEI and its subsidiaries make charitable contributions. In addition, Eric K. Yeaman, who was HEI's Financial Vice President, Treasurer and Chief Financial Officer in 2007 and became Hawaiian Electric Company's Senior Executive Vice President and Chief Operating Officer, effective February 1, 2008, sits on the executive committee of Hawaii Community Foundation. Mr. Yeaman has reported his recusal in matters relating to Mr. Taketa's compensation.

  •
  On July 1, 2007, Jeffrey N. Watanabe retired from and became honorary Of Counsel for Watanabe Ing & Komeiji LLP, a law firm that performed legal services for HEI and its subsidiaries in 2007.

        The Board also considered the transactions described under "Other Relationships and Related Person Transactions" on pages 60-61.

        The Board also considered (1) the amount of charitable contributions HEI and its subsidiaries made to charitable organizations for which the nonemployee director or any member of the director's immediate family serves as an officer, director or trustee, none of which exceeded the greater of $1 million or 2% of such tax exempt organization's consolidated gross revenues, (2) the amount of electricity purchased from HEI's electric utility subsidiaries by the nonemployee directors or their respective places of employment and (3) financial transactions involving HEI's bank subsidiary and the nonemployee directors and their respective places of employment.

        The Board determined that the above relationships do not interfere with the independent judgment of the applicable director on matters concerning HEI. The directors have agreed to recuse themselves from any discussions or decision-making on any matter involving the organizations with which they are affiliated or other significant relationships.

What other Board practices does HEI have?

        The nonemployee directors meet regularly in executive sessions without management present. In 2007, these sessions were chaired by Jeffrey N. Watanabe, who is the Chairman of the Board. Mr. Watanabe may request that other nonemployee directors chair the executive sessions.

        Information related to issues to be considered at a Board or Committee meeting and other materials are distributed, to the extent practical, to the directors in advance of the meeting to allow for careful review prior to the meeting.

Board of Directors

How often did the Board of Directors meet in 2007?

        In 2007, there were fourteen (14) regular and seven (7) special meetings of the Board of Directors. All directors attended at least 75% of the combined total meetings of the Board and Board committees on which they served (during the periods they served).

Did all directors attend last year's Annual Meeting?

        All the members of the Board of Directors attended the 2007 Annual Meeting of Shareholders. HEI encourages the directors to attend each year's Annual Meeting of Shareholders.

Committees of the Board

What committees has the Board established and how often did they meet?

        The Board of Directors has four standing committees: Audit, Compensation, Executive, and Nominating and Corporate Governance. Members of these committees are generally appointed annually by the Board taking into consideration the recommendation of the Nominating and Corporate Governance Committee. The names of the current committee members are shown on the table below. In addition, the table below also shows the number of meetings of each committee held in 2007.

Name	Audit		Compensation		Executive		Nominating and Corporate Governance

Don E. Carroll			X

Shirley J. Daniel	X

Thomas B. Fargo	X		X	***

Richard W. Gushman, II

Constance H. Lau*					X

Victor H. Li			X

Bill D. Mills			X	**	X		X

A. Maurice Myers			X

Diane J. Plotts	X	**	X		X

James K. Scott	X						X

Kelvin H. Taketa							X	**

Barry K. Taniguchi	X

Jeffrey N. Watanabe					X	**

Number of Meetings in 2007	14		7		0		4

*
Employee director

**
Committee chair

***
Appointed to Compensation Committee on August 7, 2007

What are the primary functions of each of the four committees?

•      Audit Committee

        The Audit Committee operates and acts under a written charter, which was adopted and approved by the Board and may be found on HEI's website at www.hei.com and is available in print to any shareholder who requests it. The Committee provides independent and objective oversight of HEI's (1) financial reporting processes, (2) appointment, compensation and oversight of the independent registered public accounting firm performing audits of HEI's financial statements, (3) internal controls, (4) risk assessment and risk management policies set by management and (5) oversight of related person transactions of officers. The Committee also reviews and approves or disapproves related person transactions for officers and reviews and resolves complaints from any employee regarding accounting, internal controls or auditing matters. All members of the Committee are independent directors as independence for audit committee members is defined in the listing standards of the New York Stock

Exchange and none of them are members of audit committees of other publicly traded companies. See pages 62-63 for the Audit Committee Report.

•      Compensation Committee

        The Compensation Committee operates and acts under a written charter, which was adopted and approved by the Board and may be found on HEI's website at www.hei.com and is available in print to any shareholder who requests it. The Committee oversees HEI's employee and director compensation and employee benefit plans and practices, including its executive compensation plans and its incentive compensation and equity-based plans. See "Compensation Discussion and Analysis" below for additional discussion of the role of the Compensation Committee.

        The Compensation Committee consists of three or more directors as determined from time to time by the Board. Each member of the Committee is qualified to serve on the Committee pursuant to the requirements of the New York Stock Exchange. At least a majority of the members of the Committee qualifies as "nonemployee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code. The Committee may form subcommittees of its members and delegate its authority to the subcommittee. The Nonemployee Director Subcommittee of the Compensation Committee has the authority to make equity grants on behalf of the Committee.

        See Compensation Committee interlocks and insider participation on page 61.

•      Executive Committee

        The Executive Committee operates and acts under a written charter, which was adopted and approved by the Board and may be found on HEI's website at www.hei.com and is available in print to any shareholder who requests it. The Committee is authorized to act on matters brought before it when a meeting of the full Board is impractical. It may also consider any other matter concerning HEI that may arise from time to time. The Committee is currently comprised of the Chairman of the Board, the HEI President and Chief Executive Officer and two additional independent directors.

•      Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee operates and acts under a written charter, which was adopted and approved by the Board and may be found on HEI's website at www.hei.com and is available in print to any shareholder who requests it. All members of the Committee are independent directors as defined in the listing standards of the New York Stock Exchange. Its functions include (1) reviewing the background and qualifications of potential nominees for the board of directors of HEI and its subsidiary companies presented by shareholders, directors and management, (2) recommending to the Board the slate of nominees to be submitted to shareholders for election at the next Annual Meeting, (3) advising the Board with respect to matters of Board composition and procedures, (4) overseeing the annual evaluation of the Board, (5) reviewing nonemployee director related person transactions and (6) overseeing corporate governance matters generally.

        See the section on Corporate Governance on pages 19-21 for a discussion concerning the involvement of this Committee on matters relating to corporate governance.

Compensation Committee Report

        The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis that follows. Based on that review and discussion, the Compensation Committee recommended, and the Board concurred, that the Compensation Discussion and Analysis be included in this proxy statement.

SUBMITTED BY THE COMPENSATION COMMITTEE OF
THE HEI BOARD OF DIRECTORS
Bill D. Mills, Chair
Don E. Carroll
Thomas B. Fargo
Victor H. Li
A. Maurice Myers
Diane J. Plotts

Compensation Discussion and Analysis

Who is responsible for determining appropriate executive compensation?

        The Compensation Committee has the responsibility for recommending the total compensation program for HEI and its subsidiaries, subject to the approval of the Board. The Committee approves, modifies or rejects its consultant's or management's recommendations regarding executive compensation programs. The Board approves the actions of the Committee, and where the executive works at a subsidiary of HEI, the actions of the Committee are also approved by the subsidiary board.

        The Board conducts an evaluation of the performance of the President and Chief Executive Officer. The Compensation Committee, with the assistance of its independent compensation consultant, recommends an executive compensation package for the President and Chief Executive Officer. The independent directors of the Board approve the compensation of the President and Chief Executive Officer.

Does the Compensation Committee have the authority to modify or terminate executive compensation programs?

        The Compensation Committee reserves the right to amend, suspend or terminate incentive programs or any other executive compensation program. The Committee can exercise its discretion to reduce or (except to the extent an award or payout is intended to satisfy the requirements of Section 162(m) of the Internal Revenue Code) increase the size of any award or payout.

        In making its compensation determinations, the Compensation Committee will consider financial accounting consequences if appropriate. For instance, the Committee may determine that there should not be any incentive payout that would otherwise result solely from a new way of accounting for a financial measure. The Committee will also consider tax consequences if appropriate. For instance, the Committee will take into account tax deductibility in establishing executive compensation, but it reserves the right to award compensation even when not deductible, if it is reasonable and appropriate.

Did the Compensation Committee exercise its discretion to award a bonus?

        At its meeting on February 19, 2008, the Compensation Committee recommended the award of a discretionary bonus of $100,000 to T. Michael May, Hawaiian Electric Company President and Chief Executive Officer. On March 14, 2008, the Hawaiian Electric Company Board of Directors approved the award to Mr. May for the utility's success in meeting project milestones that set the groundwork for improved financial performance in operational areas such as regulatory affairs, demand side management, and distributed and central unit generation.

What is the role of the compensation consultant?

        The Compensation Committee's independent compensation consultant is Towers Perrin. The Committee engages Towers Perrin to provide the Committee with advice and data with respect to compensation benchmarking and best practices. Towers Perrin works with the Compensation Committee Chair and Committee members in recommending executive compensation initiatives on behalf of the Committee.

        Towers Perrin works with the HEI President and Chief Executive Officer, HEI Vice President-Administration, the HEI Financial Vice President and the subsidiary human resource executives and their staffs in implementing executive compensation initiatives on behalf of the Compensation Committee.

        In 2007, the HEI President and Chief Executive Officer and HEI Vice President-Administration discussed proposed executive compensation offers for new HEI and subsidiary executives and issues concerning executive compensation program design with Towers Perrin. The HEI President and Chief Executive Officer did not discuss her own compensation with Towers Perrin.

        At the Compensation Committee's direction and pursuant to approved agreements detailing the scope of work, Towers Perrin provided the following services and support to the Committee in 2007:

•      Board of Directors compensation analysis;

•      Work related to HEI's definitive proxy statement for its 2007 Annual Meeting, including assisting with responses to comments by the Securities and Exchange Commission;

•      Preliminary work on an executive compensation analysis;

•      Competitive benchmarking analysis for new executive positions; and

•      Change-in-control policy review.

What is the role of executive officers in determining named executive officer compensation?

        Constance Lau, HEI President and Chief Executive Officer, reviews and may make recommendations to the Compensation Committee regarding named executive officer compensation. In 2007, Ms. Lau requested that she not receive a base salary increase in 2007. She recommended base salary increases for the other named executive officers. Ms. Lau also worked with the compensation consultant in making recommendations to the Compensation Committee on compensation and benefits for new HEI executives. Although Ms. Lau is a director on the HEI Board, she did not make any Board decisions impacting her own compensation.

        Patricia Wong, Vice President-Administration and Corporate Secretary, has the overall responsibility for administering executive compensation programs. She works with the Compensation Committee, Towers Perrin, the HEI and subsidiary chief executive officers, the HEI Financial Vice President, Treasurer and Chief Financial Officer and subsidiary human resources and finance executives to review, to recommend revisions to, and to implement new executive compensation programs. In 2007, Eric Yeaman, then HEI Financial Vice President, Treasurer and Chief Financial Officer, and the subsidiary human resources and finance executives recommended the methodology and metrics for computing executive incentives.

What are the objectives of HEI's compensation programs?

        The following are the primary objectives of HEI's compensation programs:

•      provide compensation opportunities that relate pay with individual and company annual and long-term performance goals that support shareholder value;

•      maintain compensation that is fair in a competitive marketplace and will attract and retain highly qualified executives needed to enhance shareholder value; and

•      align the interests of executives with shareholders to promote shareholder value.

Who were the named executive officers in 2007?

        In 2007, the named executive officers for HEI were:

Name	Position
Constance H. Lau	HEI President and Chief Executive Officer, American Savings Bank Chair, President and Chief Executive Officer, and Hawaiian Electric Company Chair
Eric K. Yeaman	HEI Financial Vice President, Treasurer and Chief Financial Officer
T. Michael May	Hawaiian Electric Company President and Chief Executive Officer
Patricia U. Wong	HEI Vice President-Administration and Corporate Secretary
Curtis Y. Harada	HEI Controller

        At its meeting on January 22, 2008, the HEI Board approved the Nominating and Corporate Governance Committee's recommendations regarding (1) the appointment of Mr. Yeaman as Hawaiian Electric Company Senior Executive Vice President and Chief Operating Officer, reporting to Mr. May; (2) the interim appointment of Mr. Harada as HEI Acting Financial Vice President, Treasurer and Chief Financial Officer, while retaining his position as HEI Controller, reporting to Ms. Lau; and (3) the appointment of Timothy K. Schools as American Savings Bank President, reporting to Ms. Lau, who remains HEI President and Chief Executive Officer, Hawaiian Electric Company Chair, and American Savings Bank Chair and Chief Executive Officer.

What is the compensation methodology for competitive benchmarking?

        HEI is a Hawaii-based holding company with a unique blend of two regulated operating subsidiaries, a bank and a utility. Shareholders of HEI benefit when the fundamental values of both businesses are supported. In 2007, Mr. May was focused primarily on the success of the utility. His compensation, therefore, was benchmarked against peer utilities. The other HEI executives had their compensation benchmarked against both bank and utility companies. The results of this benchmarking were compared to the compensation practices of the general industry segment of the Towers Perrin data bank.

        The Compensation Committee determines the compensation strategy for each element of the executive compensation program. The Committee generally targets the overall compensation of the named executive officers at the 50th percentile or median of compensation practices found in the benchmark companies.

        The Compensation Committee periodically reviews the total compensation for executives. The Committee examines the positions and responsibilities of executives against similar positions in similar organizations. The benchmarking data reflects the relevant industry experience and scope of authority of each executive. Utility and financial services companies used in the benchmark group are companies comparable to HEI and its operating subsidiaries. Below is a listing of the utility and financial services companies that were used as benchmarks for HEI executives:

Utility and Energy Benchmark Companies	Financial Services Benchmark Companies
Allegheny Energy, Inc.
Ameren Corp.
Aquila Inc.
Avista Corp.
Constellation Energy Group Inc.
Northeast Utilities
NSTAR
OGE Energy Corporation
Peoples Energy Corp.
Pinnacle West Capital Corp.
PNM Resources, Inc.
Portland General Electric
PPL Corp.
Progress Energy Inc.
Puget Energy Inc.
Questar Corporation
Sempra Energy
TECO Energy Inc.
UIL Holdings Corp.
UniSource Energy Corp.
Vectren Corp.	Associated Banc-Corp.
BancWest
Bank of Hawaii Corp.
BankUnited Financial Corp.
Central Pacific Financial Corp.
Citizens Banking Corp.
City National Bank Corp.
CoBank
Commercial Federal Corp.
Compass Bancshares, Inc.
Downey Financial Corp.
Federal Home Loan Bank of San    Francisco
First Fed Financial Corp.
Freemont General Corp.
Golden West Financial Corp.
Greater Bay Bancorp
Irwin Financial Corp.
People's Bank
SVB Financial Group
Union Bank of California
Washington Mutual, Inc.
Zions Bancorporation

        The general industry segment of the Towers Perrin Data Bank represents multiple industries with market capitalizations that ranged from $1.1 billion to $25 billion. For its HEI analysis, Towers Perrin applied a revenue scope of $1.9 billion in annual revenue to the regression equations to adjust the general industry compensation levels. A listing of those companies is attached as Appendix D. The general industry companies were used primarily for comparative purposes to ensure that compensation elements were in line with other companies and to provide blended survey data.

        Towers Perrin did not conduct a new overall executive compensation benchmarking study in 2007. Instead, the Compensation Committee requested that Towers Perrin provide competitive benchmarking analyses for certain new executive positions, none of which were named executive officer positions.

        From time to time, the Committee may request that its compensation consultant prepare tally sheets or an executive compensation benchmarking study on each executive officer to determine how each executive's elements of pay, such as base salary, annual incentives, benefits and long-term incentives, compared to peers.

What are the elements of executive compensation?

        To meet the compensation objectives described above, the compensation for our named executive officers includes the following elements:

  •
  Base salary,

  •
  Annual performance-based cash incentive compensation,

  •
  Long-term performance-based equity and non-equity incentive compensation,

  •
  Perquisites and other personal benefits, and

  •
  Retirement and other post-retirement benefits.

How is base salary determined?

        Base salary is the foundation of a total compensation program. Base salary for services rendered during the year recognizes the market rate for the individual's position, responsibilities, experience, and performance. The Compensation Committee also considers internal equity relative to other executive officers. The Committee generally targets the base salary of the named executive officers at the 50th percentile or median of compensation practices found in the benchmark companies. Periodically, the Committee may adjust the HEI salary structure and salary grades based upon competitive salary structure trends. Base salary levels are also reviewed when there are significant changes in job responsibility. The 2005 and 2006 studies conducted by Towers Perrin at the request of the Committee found that named executive officer base salaries were, on average, slightly below the utility and bank benchmark peer group median, although this varied by individual.

What are the base salaries of the named executive officers?

        In April 2007, Ms. Lau recommended base salary increases for Mr. May, Mr. Yeaman and Ms. Wong, while Mr. Yeaman recommended a base salary increase for Mr. Harada. Ms. Lau requested that she not receive a base salary increase in 2007. The Compensation Committee and the Board decided to honor her request. Taking into consideration these recommendations, the Committee approved the following increases, effective May 1, 2007:

Name	% Base Salary Increase	$ Base Salary Increase	Base Salary, Effective May 1, 2007
Constance H. Lau	0%	$—	$736,000
Eric K. Yeaman	4.0%	15,500	404,000
T. Michael May	3.6%	21,000	598,000
Patricia U. Wong	4.0%	10,300	266,300
Curtis Y. Harada	3.5%	6,700	199,000

        At its meeting on September 17, 2007, the Compensation Committee eliminated the automobile and gas allowance benefit for named executive officers, other than Mr. May, effective December 31, 2007. The Committee replaced these benefits with a one-time $10,000 increase to the HEI executive's base salary, beginning on January 1, 2008. Mr. May continued to have his automobile and gas allowance, along with other subsidiary utility executives, and so he did not receive a base salary increase related to the automobile allowance elimination. Consequently, the named executive officers received the following salary increases, effective January 1, 2008:

Name	$ Base Salary Increase	Base Salary, Effective January 1, 2008
Constance H. Lau	$10,000	$746,000
Eric K. Yeaman	10,000	414,000
T. Michael May	—	598,000
Patricia U. Wong	10,000	276,300
Curtis Y. Harada	10,000	209,000

        At its meeting on January 22, 2008, the Board approved the Compensation Committee's recommendation of an annual base salary for Mr. Yeaman of $430,000, an increase of $16,000 or 3.9%, effective February 1, 2008, in his new role as Hawaiian Electric Company Senior Executive Vice President and Chief Operating Officer. Mr. Yeaman is also eligible for a base salary increase of up to $20,000 six months after joining Hawaiian Electric Company, based on satisfactory performance to be determined by Mr. May. At the same meeting on January 22, 2008, the Board approved the Compensation Committee's recommendations regarding the compensation of Mr. Harada as HEI Controller and Acting Financial Vice President, Treasurer and Chief Financial Officer. Effective February 1, 2008, Mr. Harada will receive a $15,000 monthly bonus for every month he serves as Acting HEI Financial Vice President, Treasurer and Chief Financial Officer, while retaining his role and compensation as HEI Controller. The promotion increase for Mr. Yeaman and the bonus for Mr. Harada were based on the increased responsibilities in their new positions.

        The Compensation Committee is aware of the internal pay levels within the organization and believes that the comparative compensation among executives is fair, considering job scope, experience, value to the organization, and duties relative to the other named executive officers: Ms. Lau holds multiple positions, as (i) President and Chief Executive Officer of HEI, (ii) Chairman of the Boards of Hawaiian Electric Company and American Savings Bank, and (iii) Chief Executive Officer of American Savings Bank. Her compensation reflects her leadership of a publicly traded mid-cap holding company and her responsibilities for guiding two diverse and regulated operating subsidiaries. Mr. May, President and Chief Executive Officer at Hawaiian Electric Company, is the next highest paid named executive officer and his compensation reflects his role as head of a major operating subsidiary. In 2007, Mr. Yeaman, the next highest paid named executive officer, was the HEI Financial Vice President, Treasurer and Chief Financial Officer and a certifying officer responsible for overseeing the financial performance of the holding company. For 2008, Mr. Yeaman has taken on significant operating responsibility with his new position at Hawaiian Electric Company. The compensation of Ms. Wong, HEI Vice President-Administration and Corporate Secretary, is based on the scope of her duties in that role. In 2007, Mr. Harada was the HEI Controller; which is a manager position, and his compensation was commensurate with that role.

What is HEI's annual executive incentive compensation program?

        The Compensation Committee establishes annual incentive awards based upon the achievement of financial and operational goals. Annual incentive awards for the executives are percentages of the executives' respective salary midpoints (the middle salary level in a salary range for a particular job grade or position). The annual incentive goals motivate executives and encourage their commitment to HEI's success. Shareholders benefit from the achievement of these goals.

        The Compensation Committee believes that if HEI has not performed well enough to promote shareholder value, incentives should not be paid. The Committee establishes minimum financial performance thresholds that HEI must meet before annual incentive awards are paid. Even if HEI meets other goals, the annual incentives are not paid if these minimum financial performance thresholds are not met.

What were the goals and award ranges for the 2007 annual incentive plan?

        The following were the award ranges, shown as a percentage of the salary midpoint, that the Compensation Committee approved for the 2007 annual incentive plan:

Name	Minimum	Target	Maximum	2007 salary midpoint
Constance H. Lau	42.5%	85%	170%	$756,000
Eric K. Yeaman	25.0%	50%	100%	394,000
T. Michael May	30.0%	60%	120%	566,000
Patricia U. Wong	22.5%	45%	90%	298,000
Curtis Y. Harada	20.0%	40%	80%	207,000

        In 2007, Ms. Lau, Mr. Yeaman, Ms. Wong and Mr. Harada had an HEI earnings per share (as defined below) minimum threshold of $1.15 per share for their annual incentives. Mr. May had a consolidated utility net income threshold of $62.252 million for his annual incentive. (Consolidated utility means the combined utility results for (1) Hawaiian Electric Company, which provides electricity to the Island of Oahu, (2) Hawaii Electric Light Company, Inc., which provides electricity to the Island of Hawaii, and (3) Maui Electric Company, Limited, which provides electricity to the islands comprising the County of Maui.)

        In addition to the minimum thresholds, the Compensation Committee established the following annual financial and other operational goals for the named executive officers for 2007:

Name	Weight	Performance Metric		Target Goal

Constance H. Lau	40%	(1)	HEI Earnings Per Share	$1.28 per share
Eric K. Yeaman
Patricia U. Wong	30%	(2)	Utility Consolidated Modified	$14.183 million
Curtis Y. Harada			Free Cash Flow
	30%	(3)	Bank Return on Assets	0.887%

	100%

T. Michael May	35%	(4)	Utility Consolidated Net Income	$69.2 million
	35%	(2)	Utility Consolidated Modified	$14.183 million
			Free Cash Flow
	20%	(5)	Hawaiian Electric Company	7.34%
			Return on Average Common Equity
	6%	(5)	Hawaii Electric Light Company	3.32%
			Return on Average Common Equity
	4%	(5)	Maui Electric Company Return	5.55%
			on Average Common Equity

	100%

        The above goals were approved by the Compensation Committee and were designed to align management decisions with shareholder value. Particular goals and weightings were assigned to executives, depending on their areas of focus.

  (1)
  HEI Earnings Per Share represents the portion of HEI's profit allocated to a share of common stock using the average outstanding for the period. It is a common performance metric of publicly held companies. It is also a Generally Accepted Accounting Principles measure.

  (2)
  Utility Consolidated Modified Free Cash Flow represents the cash that the utilities generate after financing their operations and the expansion of their asset bases. It excludes the change in the working capital component. It is calculated by adding utility net income, plus depreciation and amortization expense, less net capital expenditures.

  (3)
  Bank Return on Assets is an indicator of how efficiently the bank utilizes its assets to generate earnings and is a common financial institution measurement. It is calculated by dividing bank net income by average total assets. This measure is derived from Generally Accepted Accounting Principles measures (net income and total assets).

  (4)
  Utility Consolidated Net Income is a basic financial measurement of the consolidated utility's earnings for the year. The utility's consolidated net income contributes directly to HEI's net income and its earnings per share. Net income is a Generally Accepted Accounting Principles measure.

  (5)
  Utility Return on Average Common Equity is the ratio of each respective utility's net income to average common equity. It is a key indicator of profitability from a utility investor standpoint; a key measure of reasonable return from a regulatory standpoint; and a key measure that drives the level of net income that the respective utility company can earn. This measurement is derived from Generally Accepted Accounting Principles measures (net income and total common equity).

        Each target goal was based on the forecast for HEI. The minimum performance goal was set at a minimum expectation level for a particular goal and the maximum performance goal was set at a level above the target that is a stretch goal.

What were the payouts for the 2007 annual incentive plan?

        In 2007, HEI did not meet its minimum HEI earnings per share threshold of $1.15 per share and did not achieve its consolidated utility net income threshold of $62.252 million. Thus, no payouts were earned in 2007 by any named executive officer and none was paid.

What are the metrics and award ranges for the 2008 annual incentive plan?

        At its meeting on February 19, 2008, the Compensation Committee approved the following award ranges for the named executive officers, shown as a percentage of the salary midpoint, for the 2008 annual incentive plan:

Name	Minimum	Target	Maximum	2008 projected salary midpoint
Constance H. Lau	42.5%	85%	170%	$776,000
Eric K. Yeaman (1)	25.0%	50%	100%	405,000 441,000	(HEI) (HECO)
T. Michael May	30.0%	60%	120%	581,000
Patricia U. Wong	22.5%	45%	90%	306,000
Curtis Y. Harada	20.0%	40%	80%	213,000

(1)
For the 2008 annual incentive plan, Mr. Yeaman's salary midpoint will be prorated with 1 month at his HEI Financial Vice President, Treasurer and Chief Financial Officer grade and 11 months at his Hawaiian Electric Company Senior Executive Vice President and Chief Operating Officer grade.

        An HEI earnings per share minimum threshold for Ms. Lau, Ms. Wong and Mr. Harada has been set under the 2008 annual incentive plan. A consolidated utility net income minimum threshold for Mr. May and Mr. Yeaman has been set under the utility 2008 annual incentive plan at 10% below HEI's target forecast. Even if HEI meets other goals, the annual incentives will not be paid if the thresholds are not met. Over the last ten-year period, HEI met the minimum earnings per share threshold 70% of the time.

        The Committee established the following performance metrics for the named executive officers for the 2008 annual incentive plan:

Name	Weight	Performance Metric
Constance H. Lau	40%	HEI Earnings Per Share
Patricia U. Wong	30%	Utility Consolidated Free Cash Flow
Curtis Y. Harada	30%	Bank Return on Assets

	100%

T. Michael May	35%	Utility Consolidated Net Income
Eric K. Yeaman	35%	Utility Consolidated Free Cash Flow
	30%	Utility Operational Goals

	100%

        The calculation of the utility's free cash flow in 2008 will not exclude the change in working capital component. Free cash flow is equal to net cash provided by operating activities less net capital expenditures and is more commonly used as a measurement than modified free cash flow. Free cash flow is a more useful measurement for annual incentive determination purposes. The utility operational goals for Mr. May and Mr. Yeaman focused on operational milestones regarding expanding renewable energy generation, regulatory filings, and progress with respect to critical utility projects.

        Disclosure of the specific minimum, target and maximum goals of an ongoing or future performance period would result in competitive harm to HEI. American Savings Bank has several competitors who could determine what American Savings Bank's proprietary market strategy is with the publication of American Savings Bank's specific operational metrics. It would be especially hard to compete with private financial institutions that do not have to disclose their performance metrics or strategies. Disclosure could give independent power producers a better view of the utility's cost structures and information concerning company strategies and other sensitive matters to which they otherwise would not have access. Furthermore, HEI has a long-held policy of not providing earnings guidance for critical business reasons and this policy differentiates us from competitors. HEI believes that providing the quantitative disclosure of the financial and operational goals established for the annual or long-term incentive plans before the performance period has ended would in effect provide earnings guidance that it does not currently provide.

        The minimum, target and maximum award levels for the 2008 annual incentive plan have been set based on the forecast and/or operational schedules. The 2008 annual incentive goals are not easy to achieve and payout is by no means guaranteed. The two core operating subsidiaries face tough external challenges in 2008. The utility needs to make major capital investments in the next few years, which requires timely regulatory approval and adequate cost recovery of such investments. The bank faces higher funding costs and loan loss provision expenses due to the credit and tough yield curve environment and plans new strategic initiatives to offset these expenses. The Compensation Committee believes that the targets set by HEI are challenging but achievable. If HEI is successful in achieving these goals, shareholder value is expected to increase. The 2008 incentive compensation program is critical to supporting management's execution of key initiatives that are required to build a strong strategic and financial foundation for future years. It is important to have a program that balances the interests of shareholders and the need to retain and motivate management.

What is HEI's long-term incentive plan?

        HEI's long-term incentive plan rewards executives based on HEI's successful financial performance over rolling three year performance periods. The three-year performance period provides balance with the shorter-term focus of the annual incentive compensation plan. HEI pays long-term incentive awards in a combination of cash (60%) and HEI Common Stock (40%). HEI awards a portion of the long-term incentive payout in shares to promote HEI Common Stock ownership. The Compensation Committee establishes long-term incentive goals based on achievement of strategic goals that enhance long-term shareholder value. A new three-year performance period starts each year.

        The Compensation Committee establishes award levels and performance goal weightings for each of the participants. The Committee generally targets the long-term incentive of the named executive officers at the 50th percentile or midpoint of pay practices found in the bank and utility peer companies listed above. Long-term incentive awards for the executives are percentages of the executives' respective salary midpoints.

What were the goals and award ranges for the 2005-2007 long-term incentive plan?

        The Committee approved the following award ranges, shown as a percentage of the salary midpoint, for the 2005-2007 long-term incentive plan:

Name	Minimum	Target	Maximum	2007 salary midpoint
Constance H. Lau (1)	37.5%	75%	150%	$624,000	(ASB)
				756,000	(HEI)
Eric K. Yeaman	30%	60%	120%	394,000
T. Michael May	37.5%	75%	150%	566,000
Patricia U. Wong	30%	60%	120%	298,000
Curtis Y. Harada	20%	35%	70%	207,000

(1)
For the 2005-2007 long-term incentive plan, Ms. Lau's salary midpoint was prorated with 16 months at her American Savings Bank President and Chief Executive Officer grade and 20 months at her HEI President and Chief Executive Officer grade.

        The Compensation Committee established the following long-term incentive goals for the named executive officers for the 2005-2007 performance period:

Name	Weight	Performance Metric		Target Goal
Constance H. Lau	40%	(1)	Bank Return on Equity	11.34%
	40%	(2)	Bank Net Income	$66.983 million
	10%	(3)	Bank Fee Income	$45.452 million
	10%	(4)	Bank Efficiency Ratio	59.62%

	100%

T. Michael May	50%	(5)	Utility Consolidated Return on Average Common Equity vs. Allowed Return	95%
	30%	(6)	HEI Annual Return on Average Common Equity	10.98%
	20%	(7)	HEI Total Return to Shareholders	50th percentile of the Edison Electric Institute Index*

	100%

Eric K. Yeaman Patricia U. Wong	60%	(6)	HEI Annual Return on Average Common Equity	10.98%
Curtis Y. Harada	40%	(7)	HEI Total Return to Shareholders	50th percentile of the Edison Electric Institute Index*

	100%

        The Compensation Committee established long-term incentive goals for the named executive officers, depending on their role in providing long-term shareholder value.

        On February 29, 2005, when the award ranges were set by the Compensation Committee for the 2005-2007 long-term incentive awards, Ms. Lau's 2005-2007 long-term incentive plan goals were focused on the success of the bank. Mr. May's goals were a blend of HEI and utility goals. The goals for Mr. Yeaman, Ms. Wong and Mr. Harada were focused on HEI.

(1)
Bank Return on Equity reveals how much profit is generated by the bank with its equity. It is based on the capital structure of American Savings Bank. No adjustment is made for the holding company debt to acquire and support the equity of the bank.

(2)
Bank Net Income is a basic financial measurement revealing the bank's bottom-line earnings. Net income and net income growth are the most significant sources of funding from the bank for HEI's external dividend. This measure reflects the results of the bank's financial performance in alignment with its strategic plan.

(3)
Bank Fee Income is generated by products such as account service charges, overdrafts, and fees for insufficient funds.

(4)
Bank Efficiency Ratio reveals how efficiently the bank spends its funds in relation to the income it generates. The efficiency ratio is calculated as follows:

Noninterest Expense (excluding amortization of intangible assets) Net interest income + noninterest income
(5)
Utility Consolidated Return on Average Common Equity vs. Allowed Return is a useful measurement for comparing the utility's earnings to the earnings regulators have determined is reasonable in the ratemaking proceeding of each respective utility. It encourages each utility to earn near its allowed regulated return.

(6)
HEI Annual Return on Average Common Equity is a useful measurement for comparing profitability. It is derived from Generally Accounting Principles measures and calculated by dividing net income by average common equity.

(7)
HEI Total Return to Shareholders is a performance measure to show the return of a stock to an investor. HEI's total return is compared to that of the Edison Electric Institute Index of investor-owned electric companies. It is a primary measure that reflects value created for shareholders in comparison with the value being generated by other companies in the electric utility industry.

*
The Edison Electric Institute is an association of U.S. investor-owned electric companies and is representative of companies that are comparable investment alternatives to HEI. The Institute's members serve 95% of the ultimate customers in the investor-owned segment of the industry and represent approximately 70% of the U.S. electric power industry. The Edison Electric Institute Index measures performance data for over 60 U.S. investor-owned electric utilities. The performance of the companies in the Index is calculated on a noncapitalized weighted basis so as not to give a disproportionate emphasis to the larger companies. In 2007, the following companies were in the Edison Electric Institute Index:

Allegheny Energy Inc.
Allete Inc.
Alliant Energy Corp
Ameren Corp.
American Electric Power Co.
Aquila Inc.
Black Hill Corp
Avista Corp.
Centerpoint Energy Inc.
Central Vermont Public Service Corp
CH Energy Corp
CLECO Corp
CMS Energy Corp
Consolidated Edison Inc.
Constellation Energy Group Inc.
Dominion Resources Inc.
DPL Inc.
DTE Energy Co.
Duke Energy Corp	Edison International
El Paso Electric Co.
Empire District Electric Co.
Energy East Corp
Entergy Corp
Exelon Corp
Great Plains Energy Inc.
Hawaiian Electric Industries Inc.
Idacorp Inc.
Integrys Energy Group
Maine and Maritimes Corp
MDU Resources Group Inc
MGE Energy Inc.
NISOURCE Inc.
Northeast Utilities
Northwester Corp.
NSTAR
Otter Tail Corp
Pepco Holdings Inc.
PG&E Corp	Pinnacle West Capital Corp.
PPL Corp
PNM Resources, Inc.
Progress Energy, Inc.
Public Service Enterprise Group, Inc.
Puget Energy Inc.
Scana Corp
Sempra Energy
Sierra Pacific Resources
Southern Co
TECO Energy Inc.
TXU Corp
UIL Holdings Corp.
UniSource Energy
Westar Energy Inc.
Xcel Energy Inc
Vectren Corp.
Wisconsin Energy Corp.

What were the payouts under the 2005-2007 long-term incentive plan?

        The only long-term incentive goal set by the Compensation Committee for the 2005-2007 performance period that was met was the American Savings Bank fee income goal. This fee income incentive is paid if the actual average fee income achieved meets the minimum hurdle at least two out of three years. The target goal for bank fee income was $45.452 million. The actual average fee income achieved in this three-year period was $47.400 million and the minimum hurdles were also achieved in all three out of the three years.

        Consequently, Ms. Lau was the only named executive officer who achieved a long-term incentive goal during this period. She received an actual award payout of $67,245, 60% of which was paid in cash and 40% of which was paid in HEI Common Stock.

What are the metrics and award ranges for the 2007-2009 long-term incentive plan?

        At its meeting on February 20, 2007, the Compensation Committee approved long-term incentive goals for the 2007-2009 period for each of the named executive officers. The award ranges, shown as a percentage of the salary midpoint, for the named executive officers are as follows:

Name	Minimum	Target	Maximum	2009 projected salary midpoint
Constance H. Lau	65%	130%	260%	$794,000
Eric K. Yeaman (1)	30%	60%	130%	414,000 451,000	(HEI) (HECO)
T. Michael May	40%	80%	170%	595,000
Patricia U. Wong	30%	60%	120%	313,000
Curtis Y. Harada	20%	40%	80%	217,000

(1)
For the 2007-2009 long-term incentive plan, Mr. Yeaman's salary midpoint will be prorated with 13 months at his HEI Financial Vice President, Treasurer and Chief Financial Officer grade and 23 months at his Hawaiian Electric Company Senior Executive Vice President and Chief Operating Officer grade.

        The Committee established the following performance measures for the named executive officers:

Name	Weight	Performance Metric
Constance H. Lau	40%	HEI Total Return to Shareholders
Eric K. Yeaman	15%	Utility Consolidated Modified
Patricia U. Wong		Free Cash Flow
Curtis Y. Harada	15%	Utility Consolidated Ratemaking Return on Average Common Equity vs. Allowed Return
	15%	Bank Net Income
	15%	Bank Return on Assets

	100%

T. Michael May	50%	Utility Consolidated Modified Free Cash Flow
	30%	Utility Consolidated Ratemaking Return on Average Common Equity vs. Allowed Return
	20%	HEI Total Return to Shareholders

	100%

        The awards were set based on forecast. Specific minimum, target and maximum goals are not disclosed here because disclosure for the ongoing performance periods would result in competitive harm to HEI for the reasons described above in regard to the 2008 annual incentive plan. In the 2007-2009 horizon, the two core operating subsidiaries face tough external challenges. Extraordinary leadership on the part of the named executive officers will be needed to achieve the long-term strategic objectives required for incentive payouts. The utility needs to make major capital investments in the next few years, which requires timely regulatory approval and adequate cost recovery of such investments. The bank faces higher funding costs and loan loss provision expenses due to the credit and yield curve environment. The Compensation Committee believes that the long-term incentive targets set by HEI are aggressive and if HEI is successful in achieving these goals, shareholder value is expected to increase.

What are the metrics and award ranges for the 2008-2010 long-term incentive plan?

        At its meeting on February 19, 2008, the Compensation Committee approved long-term incentive performance metrics for the 2008-2010 period for each of the named executive officers. The award ranges, shown as a percentage of the salary midpoints, for the named executive officers are as follows:

Name	Minimum	Target	Maximum	2010 projected salary midpoint
Constance H. Lau	65%	130%	260%	$815,000
Eric K. Yeaman (1)	30%	60%	130%	426,000 463,000	(HEI) (HECO)
T. Michael May	40%	80%	170%	610,000
Patricia U. Wong	30%	60%	120%	321,000
Curtis Y. Harada	20%	40%	80%	224,000

(1)
For the 2008-2010 long-term incentive plan, Mr. Yeaman's salary midpoint will be prorated with 1 month at his HEI Financial Vice President, Treasurer and Chief Financial Officer grade and 35 months at his Hawaiian Electric Company Senior Executive Vice President and Chief Operating Officer grade.

        The Committee established the following performance measures for the named executive officers:

Name	Weight	Performance Metric
Constance H. Lau	40%	HEI Total Return to Shareholders
Patricia U. Wong	15%	Utility Consolidated Free Cash Flow
Curtis Y. Harada	15%	Utility Consolidated Ratemaking Return on Average Common Equity vs. Allowed Return
	15%	Bank Net Income
	15%	Bank Return on Assets

	100%

T. Michael May	50%	Utility Consolidated Free Cash Flow
Eric K. Yeaman	30%	Utility Consolidated Ratemaking Return on Average Common Equity vs. Allowed Return
	20%	HEI Total Return to Shareholders

	100%

        As noted above, the focus of these goals is to create shareholder value. Awards were set based on budget forecasts. Disclosure of the specific minimum, target and maximum goals for the 2008-2010 performance period would result in competitive harm to HEI for the reasons described above. Over the last ten-year period HEI achieved a long-term incentive plan total return to shareholders payout and a long-term incentive plan utility consolidated return on average common equity payout approximately 40% of the time. The Compensation Committee believes that the long-term incentive targets set by HEI are aggressive.

How does HEI award stock and options to executive officers?

        HEI provides stock awards to executives to strengthen the link of executive interests with improvement in shareholder value. The long-term incentive awards described above are performance-based and paid partially in stock. Other stock awards granted to the executives increase the total long-term compensation opportunities of the executives. The Compensation Committee determines the number of shares awarded in time-vesting stock grants, versus the shares that are performance-based under the long-term incentive plan, in consultation with Towers Perrin, considering peer practices. Towers Perrin's December 8, 2006 total rewards assessment for HEI's named executive officers found that HEI's long-term incentive compensation, including stock awards, was below long-term compensation opportunities at peer companies and that target long-term incentive grants need selective upward adjustments to be competitive. Those adjustments were not made in 2007, in light of HEI's financial challenges in 2007.

        Under the 1987 Stock Option and Incentive Plan, as amended effective January 22, 2008, HEI may grant nonqualified stock options, incentive stock options, restricted stock, stock appreciation rights, stock payments and dividend equivalents. Before 2006, HEI typically granted equity awards in the form of nonqualified stock options and stock appreciation rights with dividend equivalents. Section 409A of the Internal Revenue Code, enacted in 2004, caused HEI to change the way that dividend equivalents are paid to executives. As a result, since 2006, HEI has been utilizing grants of restricted stock to provide executives with equity-based compensation. Restricted stock awards represent an increasingly prevalent long-term incentive approach to equity-based compensation. Quarterly dividends on the restricted stock shares are paid in cash to the executives during the vesting period.

        On April 12, 2007, the Compensation Committee granted restricted shares of HEI Common Stock that will cliff vest four years from the grant date, meaning that they will all vest at once at the end of the vesting year. In determining the number of shares to grant the named executive officers, the Committee considered the recommendations of Towers Perrin with respect to practices in peer banking and utility companies and the need to retain valued executives through multi-year vesting.

What perquisites do executive officers have?

        Company executive perquisites are limited. During 2007, the named executive officers were eligible for an automobile and gas allowance and business parking, club memberships, and voluntary annual physical exams. HEI reimbursed Ms. Lau and Mr. May for their spouses' travel expenses when their spouses accompanied them to meetings where spouse attendance was required or expected; the reimbursement is imputed as taxable income to Ms. Lau and Mr. May. In 2007, Mr. May and Ms. Lau received a residential electricity discount. Ms. Lau also received a preferential rate loan and additional Internet service at home in order to monitor residential security.

        In 2007, named executive officers, as well as certain subsidiary executives, were allowed to take an indeterminate number of vacation days, consistent with the heavy workload demands of their positions. Based on the recommendation of the Compensation Committee, which was approved by the HEI Board, executives will be subject to the standard vacation policy of their respective companies effective January 1, 2008. The HEI President and Chief Executive Officer has the discretion to approve exceptions for individual executives to take up to four weeks of vacation and to waive any waiting period.

Do executive officers have change-in-control agreements?

        HEI has change-in-control agreements with the named executive officers. HEI gives change-in-control agreements to executives to recruit them and to protect them in the event HEI is sold or otherwise disposed of, jeopardizing their employment. The agreements define a change-in-control to mean essentially a change in ownership of HEI or substantial change in the voting power of HEI's securities or a change in the majority of the composition of the Board following a merger, tender offer or similar transaction. From HEI's perspective, change-in-control agreements protect against executive flight during the transaction when key executives may sign with competitors. These agreements encourage the continued attention of key executives to the performance of their assigned duties without distraction. The Compensation Committee considers change-in-control agreements very carefully, taking into account the executive's expected role in a potential transaction, value to the organization, service to HEI, and fairness.

        HEI's change-in-control agreements are double-trigger, meaning that even if a change-in control were to occur, an executive who retains his or her job for two years after the change-in-control would not get any payments under the agreement. An executive is paid only if both (1) a change-in-control occurs and (2) either the executive (a) is terminated without cause or (b) leaves for good reason. The agreements generally define "cause" as intentional or willful acts of executive misconduct, such as fraud, embezzlement or misappropriation of assets, or acts causing material harm to HEI. "Good reason" is defined generally as failure by HEI to live up to its commitments, such as material breaches of its compensation, job responsibilities or benefits arrangements with the executive.

        Components of compensation under HEI's change-in-control agreements are based on preserving the full tax deductibility of the benefits and providing total compensation that is competitive with peer group practices. Using principles developed under Section 280G of the Internal Revenue Code, HEI will pay a named executive officer who is terminated without cause or leaves for good reason within two years after a change-in-control a lump sum severance payment equal to 2.99 times his or her average Internal Revenue Service Form W-2 earnings for the most recent five years. Any payment will be subject to withholding taxes and will be limited to an amount that is not subject to a deduction disallowance when aggregated with other amounts required to be considered under the tax law. Where a termination without cause has occurred, HEI also will pay outplacement service fees on the key executive's behalf, not to exceed 30% of his or her annual base salary at the time of the change-in-control. These outplacement benefits were determined taking into consideration peer group practices and the amount of benefits considered fair and appropriate.

        In 2007, HEI did not pay any benefits under the change-in-control agreements.

Do executive officers have executive death benefits?

        HEI provides all named executive officers with death benefits payable to their beneficiaries upon the executive's death under the Executive Death Benefit Plan of HEI and Participating Subsidiaries. The plan provides death benefits equal to two times the executive's base salary if the executive dies while actively employed or, if disabled, dies prior to age 65. The plan provides death benefits equal to the executive's base salary if the executive dies after retirement. Death benefits are grossed up by the amount necessary to pay income taxes on the grossed up benefit amount.

What retirement benefits do executive officers have?

Qualified Plans

        HEI Retirement Plan.    All regular employees of HEI (including the named executive officers) participate in the Retirement Plan for Employees of HEI and Participating Subsidiaries (HEI Retirement Plan), a noncontributory, qualified defined benefit pension plan. Retirement benefits under the plan are based on a formula calculated as a percentage of years of service (up to a maximum of 67%) multiplied by final average base salary as defined under the plan. Early retirement benefits are available for participants who meet the age and service requirements, starting at age 50, with 15 years of service, and benefits are reduced for participants who retire prior to age 60. Benefits are vested when a participant completes five years of service or attains age 65.

Nonqualified Plans

        HEI Excess Pay Plan.    HEI has also adopted the HEI Excess Pay Supplemental Executive Retirement Plan (HEI Excess Pay Plan), a noncontributory, nonqualified plan, to make up for the portion of benefits that cannot be paid from the HEI Retirement Plan due to Internal Revenue Code limits. Under the Internal Revenue Code, the amount of annual compensation for purposes of calculating benefits payable from qualified plans such as the HEI Retirement Plan is limited (to $225,000 in 2007). The HEI Excess Pay Plan provides the excess benefits so that highly compensated employees may have a similar percentage of their base salary included in calculating retirement benefits as other employees who are not subject to these limits. As of December 31, 2007, Ms. Wong is the only named executive officer participating in and is eligible for immediate pension benefits under the HEI Excess Pay Plan.

        HEI Supplemental Executive Retirement Plan.    HEI has adopted the HEI Supplemental Executive Retirement Plan, a noncontributory, nonqualified plan for its Chief Executive Officer and other executives designated by the Compensation Committee in recognition of the integral role of these critical executives. Unlike the above plans, this enhanced supplemental executive retirement plan gives participants the potential for additional retirement income by including annual incentive compensation awards in the calculation of benefits. In determining which executives to include in this enhanced retirement benefit plan, the Compensation Committee considered the need to attract and retain HEI's top talent and the benefits available to top executives in peer companies. Currently, Ms. Lau, Mr. Yeaman and Mr. May participate in the HEI Supplemental Executive Retirement Plan.

        Retirement benefits under these plans specific to the named executive officers are discussed in further detail in the Pension Benefits table and related notes on pages 47-49.

Executive Compensation

Summary Compensation Table

        The following summary compensation table shows the base salary, annual bonus, stock awards, option awards, non-equity incentive compensation, change in pension value and nonqualified deferred compensation earnings, and all other compensation and benefits earned by the named executive officers during 2006 and 2007.

SUMMARY COMPENSATION TABLE

Name and 2007 Principal Positions	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (5)	All Other Compensation ($) (6)	Total ($)
Constance H. Lau HEI President & Chief Executive Officer American Savings Bank Chair, President & Chief Executive Officer, Hawaiian Electric Company Chair	2007 2006	736,000 680,667	— —	273,540 143,202	84,562 144,312	67,245 191,449	499,747 2,500,135	51,326 41,555	1,712,420 3,701,320

Eric K. Yeaman HEI Financial Vice President, Treasurer and Chief Financial Officer	2007 2006	398,575 382,333	— —	55,267 63,240	90,896 113,021	— —	69,220 44,141	18,277 16,606	632,235 619,341

T. Michael May Hawaiian Electric Company President and Chief Executive Officer	2007 2006	590,650 571,334	— —	88,427 36,955	84,562 144,312	— —	— 389,129	28,757 21,317	792,396 1,163,047

Patricia U. Wong HEI Vice President— Administration and Corporate Secretary	2007 2006	262,695 252,667	— —	33,160 13,858	19,452 63,182	— —	174,994 124,448	17,640 19,629	507,941 473,784

Curtis Y. Harada HEI Controller	2007 2006	196,655 190,300	— —	22,107 9,239	16,490 25,362	— —	88,455 90,298	15,570 15,896	339,277 331,095

(1)
No discretionary bonuses without pre-established goals were given to named executive officers in 2006 or 2007.

(2)
Represents recognition of stock expense in HEI's financial statements, without reduction for forfeitures for restricted stock awards. For a discussion of the assumptions underlying the amounts set out for restricted stock, see Note 9 to HEI's Notes to Consolidated Financial Statements under Item 8 of HEI's Form 10-K for the year ended December 31, 2007.

(3)
Represents recognition of option expense in HEI's financial statements, without reduction for forfeitures, for nonqualified stock options with dividend equivalents granted in 2002 and 2003 and stock appreciation rights with dividend equivalents granted in 2004 and 2005. For a discussion of the assumptions underlying the amounts set out for option awards, see Note 9 to HEI's Notes to Consolidated Financial Statements under Item 8 of HEI's Form 10-K for the year ended December 31, 2007.

(4)
No annual Executive Incentive Compensation Plan awards were earned by the named executive officers in 2007 or 2006. Long-term incentive plan awards are determined in the first quarter of each year for the three-year cycle ending on December 31 of the previous calendar year. Ms. Lau achieved long-term incentive plan awards for the 2004-2006 and 2005-2007 performance periods.

(5)
The 2007 amounts represent the change in pension and executive death benefit values from December 31, 2006 to December 31, 2007. The 2006 amounts represent the change in pension and executive death benefit values from December 31, 2005 to December 31, 2006. No named executive officer currently participates in the HEI Nonqualified Deferred Compensation Plan. Ms. Lau participates in the American Savings Bank Deferred Compensation Plan, but she was credited with no preferential earnings during 2007 or 2006. At the beginning of 2006, Ms. Lau participated in the ASB Supplemental Executive Retirement Plan; upon her promotion to HEI President and Chief Executive Officer, she was granted participation in the HEI Supplemental Executive Retirement Plan. Ms. Lau's credited years of service under the HEI Supplemental Executive Retirement Plan reflects her actual years of service with all HEI affiliated companies. The aggregate increases and decreases in value of Mr. May's individual pension and executive death benefit plans resulted in a negative change in pension value for 2007 and is not included in Mr. May's change in pension value above. For a further discussion of these plans, see the Pension Benefits table and related notes on pages 47-49 and Nonqualified Deferred Compensation Table and notes on page 50.

(6)
In 2007, Ms. Lau received the benefit of preferential mortgage loan interest valued at $27,375, an automobile and gas allowance, business parking, club memberships, spousal travel expenses, internet service at home in order to provide extra home security protection, and an electricity discount at her residence. Mr. Yeaman received an automobile and gas allowance, business parking, and club memberships. Mr. May received an automobile and gas allowance, business parking, club memberships, and spousal travel expenses. Ms. Wong and Mr. Harada each received an automobile and gas allowance, business parking, and a club membership. Ms. Wong also received a physical exam.

        One of the purposes of the stock awards is retention and there are no conditions to vesting other than the four-year cliff vesting period. Additional narrative disclosure about salary, bonus, stock awards, option awards, non-equity incentive plan compensation, change in pension value, nonqualified deferred compensation, and other compensation can be found in the Compensation Discussion and Analysis on pages 25 to 41.

Grants of Plan-Based Awards

        The following table relates to awards to the named executive officers in 2007 under the annual Executive Incentive Compensation Plan tied to performance for 2007 and under the Long-Term Incentive Plan tied to performance over the 2007-2009 period. Also shown are the restricted stock awards granted under the Stock Option and Incentive Plan in 2007.

2007 GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (2)	All Other Option Awards: Number of Securities Underlying Options (#)
										Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Constance H. Lau	2/20/07 EICP 2/20/07 LTIP 4/12/07 RS	321,300 516,100 NA	642,600 1,032,200 NA	1,285,200 2,064,400 NA	— — NA	— — NA	— — NA	— — 16,000	— — NA	— — NA	— — 416,320
Eric K. Yeaman (4)	2/20/07 EICP 2/20/07 LTIP 4/12/07 RS	98,500 124,200 NA	197,000 248,400 NA	394,000 538,200 NA	— — NA	— — NA	— — NA	— — 5,000	— — NA	— — NA	— — 130,100
T. Michael May	2/20/07 EICP 2/20/07 LTIP 4/12/07 RS	169,800 238,000 NA	339,600 476,000 NA	679,200 1,011,500 NA	— — NA	— — NA	— — NA	— — 8,000	— — NA	— — NA	— — 208,160
Patricia U. Wong	2/20/07 EICP 2/20/07 LTIP 4/12/07 RS	67,050 93,900 NA	134,100 187,800 NA	268,200 375,600 NA	— — NA	— — NA	— — NA	— — 3,000	— — NA	— — NA	— — 78,060
Curtis Y. Harada	2/20/07 EICP 2/20/07 LTIP 4/12/07 RS	41,400 43,400 NA	82,800 86,800 NA	165,600 173,600 NA	— — NA	— — NA	— — NA	— — 2,000	— — NA	— — NA	— — 52,040

NA
Not applicable
EICP
Executive Incentive Compensation Plan (annual incentive)
LTIP
Long-Term Incentive Plan (2007-2009 period)
RS
Restricted stock

(1)
Includes awards under, respectively, HEI's 2007 annual Executive Incentive Compensation Plan and 2007-2009 Long-Term Incentive Plan based on meeting performance goals at threshold, target and maximum levels. See further discussion of the features of the awards in the Compensation Discussion and Analysis above on pages 31-32 and 37-38.

(2)
Represents shares of restricted stock that vest 100% after the four-year vesting period, with no incremental vesting. Dividends are payable on the shares prior to and after vesting at the same rate declared on all outstanding shares of HEI Common Stock.

(3)
Grant date fair value is based on the closing price of HEI Common Stock on the New York Stock Exchange on the date of the grant.

(4)
Mr. Yeaman's 2007-2009 long-term incentive plan award will be prorated based upon 13 months at his projected 2009 HEI salary midpoint and 23 months at his projected Hawaiian Electric Company salary midpoint.

        One of the purposes of the stock awards is retention and there are no conditions to vesting other than the four-year cliff vesting period. Additional narrative disclosure about salary, bonus, stock awards, option awards, non-equity incentive plan compensation, change in pension value, nonqualified deferred compensation, and other compensation can be found in the Compensation Discussion and Analysis on pages 25 to 41.

Outstanding Equity Awards at Fiscal Year-End

OUTSTANDING EQUITY AWARDS AT 2007 FISCAL YEAR-END

	Option Awards (1)						Stock Awards (2)
									Equity Incentive Plan Awards
										Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
		Number of Securities Underlying Unexercised Options					Shares or Units of Stock That Have Not Vested		Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)
Name	Grant Year	Exer- ciseable(#)	Unexer- ciseable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expira- tion Date	Number (#)	Market Value ($)(3)
Constance H. Lau	1999	33,300	—	—	17.63	8/11/09	—	—	—	—
	1999 DE	9,913	—	—	—	8/11/09	—	—	—	—
	2000	40,000	—	—	14.74	4/24/10	—	—	—	—
	2000 DE	11,172	—	—	—	4/24/10	—	—	—	—
	2001	40,000	—	—	17.96	4/23/11	—	—	—	—
	2001 DE	9,409	—	—	—	4/23/11	—	—	—	—
	2002	50,000	—	—	21.68	4/22/12	—	—	—	—
	2002 DE	7,985	—	—	—	4/22/12	—	—	—	—
	2003	50,000	—	—	20.49	4/21/13	—	—	—	—
	2003 DE	5,452	—	—	—	4/21/13	—	—	—	—
	2004	37,500	12,500	—	26.02	4/19/14	—	—	—	—
	2004 DE	3,477	1,159	—	—	4/19/14	—	—	—	—
	2005	—	50,000	—	26.18	4/07/15	—	—	—	—
	2005 DE	—	2,706	—	—	4/07/15	—	—	—	—
	2006	NA	NA	NA	NA	NA	31,000	705,870	—	—
	2007	NA	NA	NA	NA	NA	16,000	364,320	—	—

	Total	298,208	66,365				47,000	1,070,190	—	—

Eric K. Yeaman	2003	20,000	—	—	20.49	4/21/13	—	—	—	—
	2003 DE	1,494	—	—	—	4/21/13	—	—	—	—
	2004	22,500	7,500	—	26.02	4/19/14	—	—	—	—
	2004 DE	2,582	861	—	—	4/19/14	—	—	—	—
	2005	—	30,000	—	26.18	4/07/15	—	—	—	—
	2005 DE	—	4,293	—	—	4/07/15	—	—	—	—
	2006	NA	NA	NA	NA	NA	5,000	113,850	—	—
	2007	NA	NA	NA	NA	NA	5,000	113,850	—	—

	Total	46,576	42,654				10,000	227,700	—	—

T. Michael May	2002	40,000	—	—	21.68	4/22/12	—	—	—	—
	2002 DE	6,388	—	—	—	4/22/12	—	—	—	—
	2003	50,000	—	—	20.49	4/21/13	—	—	—	—
	2003 DE	5,452	—	—	—	4/21/13	—	—	—	—
	2004	37,500	12,500	—	26.02	4/19/14	—	—	—	—
	2004 DE	3,477	1,159	—	—	4/19/14	—	—	—	—
	2005	—	50,000	—	26.18	4/07/15	—	—	—	—
	2005 DE	—	2,706	—	—	4/07/15	—	—	—	—
	2006	NA	NA	NA	NA	NA	8,000	182,160	—	—
	2007	NA	NA	NA	NA	NA	8,000	182,160	—	—

	Total	142,817	66,365				16,000	364,320	—	—

Patricia U. Wong	2003	2,000	—	—	20.49	4/21/13	—	—	—	—
	2003 DE	76	—	—	—	4/21/13	—	—	—	—
	2005	—	24,000	—	26.18	4/07/15	—	—	—	—
	2005 DE	—	1,310	—	—	4/07/15	—	—	—	—
	2006	NA	NA	NA	NA	NA	3,000	68,310	—	—
	2007	NA	NA	NA	NA	NA	3,000	68,310	—	—

	Total	2,076	25,310				6,000	136,620	—	—

Curtis Y. Harada	2002	4,000	—	—	21.68	4/22/12	—	—	—	—
	2002 DE	—	—	—	—	4/22/12	—	—	—	—
	2003	8,000	—	—	20.49	4/21/13	—	—	—	—
	2003 DE	291	—	—	—	4/21/13	—	—	—	—
	2004	7,500	2,500	—	26.02	4/19/14	—	—	—	—
	2004 DE	406	135	—	—	4/19/14	—	—	—	—
	2005	—	10,000	—	26.18	4/07/15	—	—	—	—
	2005 DE	—	541	—	—	4/07/15	—	—	—	—
	2006	NA	NA	NA	NA	NA	2,000	45,540	—	—
	2007	NA	NA	NA	NA	NA	2,000	45,540	—	—

	Total	20,197	13,176				4,000	91,080	—	—

NA
Not applicable
DE
Dividend equivalents

All information presented has been adjusted for the 2-for-1 stock split in June 2004.

(1)
The 2004 stock appreciation rights grant vests in 25% annual installments and will be fully vested on April 19, 2008 and the 2005 stock appreciation rights grant vests on a cliff basis on April 7, 2009, following a four year vesting period.

(2)
The 2006 restricted stock award becomes unrestricted on May 13, 2010. The 2007 restricted stock award becomes unrestricted on April 12, 2011.

(3)
Market value is based upon the closing price of HEI Common Stock on the New York Stock Exchange of $22.77 as of December 31, 2007.

Option Exercises and Stock Vested

2007 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#) (1)	Value Realized on Exercise ($) (2)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Constance H. Lau	29,809	469,454	—	—
Eric K. Yeaman	3,491	91,298	—	—
T. Michael May	19,669	288,486	—	—
Patricia U. Wong	2,397	62,676	—	—
Curtis Y. Harada	1,378	36,035	—	—

(1)
Includes shares acquired with respect to dividend equivalents due to changes made to the provisions for the award of dividend equivalents in light of Section 409A of the Internal Revenue Code: Ms. Lau, 8,072 shares, Mr. Yeaman, 3,491 shares, Mr. May, 8,072 shares, Ms. Wong, 2,397 shares and Mr. Harada, 1,378 shares. Also includes Ms. Lau's exercise of 16,700 nonqualified stock options and 5,037 accompanying dividend equivalents and Mr. May's exercise of 10,000 nonqualified stock options and 1,597 accompanying dividend equivalents.

(2)
Includes the value realized on shares acquired with respect to dividend equivalents due to changes made to the provisions for the award of dividend equivalents in light of Section 409A of the Internal Revenue Code: Ms. Lau, $211,071; Mr. Yeaman, $91,298; Mr. May, $211,071; Ms. Wong, $62,676; and Mr. Harada, $36,035. Also includes value realized on exercise of nonqualified stock options and accompanying dividend equivalents: Ms. Lau, $258,383 and Mr. May, $77,415.

Pension Benefits

        The table below shows the present value as of December 31, 2007 of accumulated benefits for each of the named executive officers and the number of years of service credited to each such executive under the applicable pension plan and executive death benefit plan, determined using the interest rate, mortality rate, and other assumptions set out below, which are consistent with those used in HEI's financial statements. (See Note 8 to HEI's Notes to Consolidated Financial Statements Under Item 8 of HEI's Form 10-K for the year ended December 31, 2007.)

2007 PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($) (5)	Payments During the Last Fiscal Year ($)
Constance H. Lau	HEI Retirement Plan (1)	16.8	832,197	—
	American Savings Bank Retirement Plan (1)	6.4	127,739	—
	HEI Supplemental Executive Retirement Plan (2)	23.3	4,403,847	—
	HEI Executive Death Benefit (3)	NA	302,266	—
Eric K. Yeaman	HEI Retirement Plan (1)	4.9	97,884	—
	HEI Supplemental Executive Retirement Plan (2)	4.9	83,022	—
	HEI Executive Death Benefit (3)	NA	23,709	—
T. Michael May	HEI Retirement Plan (1)	15.9	946,433	—
	HEI Supplemental Executive Retirement Plan (2)	15.9	1,773,175	—
	HEI Executive Death Benefit (3)	NA	361,758	—
Patricia U. Wong	HEI Retirement Plan (1)	17.6	654,456	—
	HEI Excess Pay Plan (4)	17.6	94,880	—
	HEI Executive Death Benefit (3)	NA	81,245	—
Curtis Y. Harada	HEI Retirement Plan (1)	18.4	608,170	—
	HEI Executive Death Benefit (3)	NA	71,866	—

NA    Not applicable

(1)
Normal retirement benefits under the HEI Retirement Plan are calculated based on a formula of 2.04% × Credited Service (maximum 67%) × Final Average Pay (average monthly base salary for highest thirty-six consecutive months out of the last ten years). Credited service is generally the same as the years of service with HEI or other participating companies (Hawaiian Electric Company, Maui Electric Company, and Hawaii Electric Light Company). Additional credited service of up to eight months is used to calculate benefits for participants who retire at age 55 or later with respect to unused sick leave from the current year and prior two years. Credited service is also granted to disabled participants who are vested at the time of disability for the period of disability. The normal form of benefit is a joint and 50% survivor annuity for married participants and a single life annuity for unmarried participants. Other actuarially equivalent optional forms of benefit are also available. Participants who qualify to receive benefits immediately upon termination may also elect a single sum distribution of up to $50,000 with the remaining benefit payable as an annuity. At early retirement, the single sum distribution option is not actuarially equivalent to the other forms of benefit. Retirement benefits are increased by an amount equal to three percent (3%) of the initial benefit every twenty-four months following retirement. The plan provides benefits at early retirement (prior to age 65), normal retirement (age 65), deferred retirement (over age 65) and death. Early retirement benefits are available for participants who meet the age and service requirements at ages 50-64. Early retirement benefits are reduced for participants who retire prior to age 60, based on the participant's age at the early retirement date. The accrued normal retirement benefit is reduced by an applicable percentage, which ranges from 30% for early retirement at age 50 to 1% at age 59. Accrued or earned benefits are not reduced for eligible employees who retire at age 60 and above. Ms. Lau, Mr. May, Ms. Wong and Mr. Harada are eligible for early retirement benefits under the HEI Retirement Plan. Mr. Yeaman's benefit became vested upon his completion of five years of service on January 15, 2008. His earliest retirement date is January 15, 2018, when he will meet the age and service requirements for early retirement under the plan, assuming continued employment.

  Normal retirement benefits under the American Savings Bank Retirement Plan are calculated based on a formula of 1.5% × Credited Service (maximum 35 years) × Final Average Compensation (averaged over the highest paying five consecutive calendar years out of the last ten calendar years). Compensation is primarily gross earnings but excludes commissions, stock options, long-term incentive plan payments, deferrals to and distributions from the American Savings Bank Select Deferred Compensation Plan, and other "fringe benefits" as defined in the American Savings Bank Retirement Plan. Early retirement benefits are available for participants who meet the age and service requirements at ages 55-64, with a minimum of 10 years of service. Early retirement benefits are reduced for participants who retire prior to age 65, based on the participant's age at the early retirement date. The accrued normal retirement benefit is reduced by an applicable percentage which ranges from 59.8% for early retirement at age 55 to 2% at age 64. Ms. Lau is a participant in the American Savings Bank Retirement Plan. At the time of her promotion to HEI President and Chief Executive Officer on May 2, 2006, her credited service under the American Savings Bank Retirement Plan was frozen and she resumed participation in the HEI Retirement Plan. Ms. Lau is eligible for early retirement under the American Savings Bank Retirement Plan. On December 11, 2007, the HEI Board adopted an amendment to freeze future benefit accruals for all participants under the American Savings Bank Retirement Plan, effective December 31, 2007. Credited service and compensation after December 31, 2007 will not be recognized in calculating retirement benefits under the American Savings Bank Retirement Plan. Effective January 1, 2008, American Savings Bank will be adding matching and profit sharing features for its eligible employees.

(2)
Benefits under the HEI Supplemental Executive Retirement Plan are determined based on a formula of 2.04% × Credited Service (maximum 60%) × Final Average Compensation (average monthly base salary plus annual executive incentive awards for the three highest calendar years out of the last sixty months prior to retirement). Benefits are reduced by benefits payable by the HEI Retirement Plan, American Savings Bank Retirement Plan and social security, and will not be less than the benefit that would be payable under the HEI Retirement Plan or American Savings Bank Retirement Plan before any Internal Revenue Code limits. Early retirement and death benefits similar to the HEI Retirement Plan are available in the HEI Supplemental Executive Retirement Plan. Ms. Lau, Mr. May and Mr. Yeaman are participants in the HEI Supplemental Executive Retirement Plan. Ms. Lau and Mr. May are eligible for early retirement benefits under the HEI Supplemental Executive Retirement Plan as of December 31, 2007. As of December 31, 2007, Ms. Lau had worked 12 years and 3 months at HEI, 6 years and 5 months at American Savings Bank, and 4 years and 7 months at Hawaiian Electric Company. Her credited years of service under the HEI Supplemental Executive Retirement Plan reflect her actual years of service with all HEI affiliated companies. As of December 31, 2007, Mr. May has 15 years and 11 months of actual service at Hawaiian Electric Company, which are his credited years of service under the HEI Supplemental Executive Retirement Plan. Mr. Yeaman's benefit vested upon completion of five years of service on January 15, 2008. His earliest retirement date is January 15, 2018, when he will meet the age and service requirements for early retirement under the plan, assuming continued employment.

(3)
All named executive officers are covered by the Executive Death Benefit Plan of HEI and Participating Subsidiaries. The plan provides death benefits for participants who terminate after qualifying for immediate commencement of retirement benefits under the HEI Retirement Plan. All of the named executive officers except for Mr. Yeaman are eligible for early retirement benefits under the HEI Retirement Plan as of December 31, 2007. Upon the participant's death following retirement, the benefit payable to the designated beneficiary is equal to one times the participant's base salary prior to retirement, divided by one minus the highest marginal rate of federal income tax on such benefits.

(4)
Benefits under the HEI Excess Pay Plan are determined using the same formula as the HEI Retirement Plan, but are not subject to the Internal Revenue Code limits on the amount of annual compensation that can be used for calculating benefits under qualified retirement plans ($225,000 in 2007). Benefits payable under the HEI Excess Pay Plan are reduced by the benefit payable from the HEI Retirement Plan. Early retirement, death benefits and vesting provisions are similar to the HEI Retirement Plan. As of December 31, 2007, Ms. Wong is the only named executive officer participating in and is eligible for early retirement benefits under the HEI Excess Pay Plan, immediately upon termination of employment.

(5)
The present value of accumulated benefits for the named executive officers included in the Pension Benefits table was determined based on the following:

  Methodology: The benefits are calculated as of December 31, 2007 based on the service and pay of the named executive officer as of such date.

  Assumptions:

  a.
  Discount Rate—The discount rate is the interest rate used to discount future benefit payments in order to reflect the time value of money. The discount rate used in the present value calculations is 6.125% as of December 31, 2007.

  b.
  Mortality Table—The mortality table is used to discount future pension benefit payments in order to reflect the probability of survival to any given future date. For all benefits, mortality is applied post-retirement only.

  c.
  Retirement Age—Each named executive officer is assumed to remain in active employment until, and assumed to retire at, the earliest age when unreduced pension benefits would be payable, but no earlier than attained age as of December 31, 2007.

  d.
  Pre-Retirement Decrements—Pre-retirement decrements refer to events that could occur between the measurement date and the retirement age (such as withdrawal, early retirement, and death) that would impact the present value of benefits. No pre-retirement decrements are assumed in the calculation of pension benefit table present values, although decrements are assumed for financial statement purposes.

  e.
  Unused Sick Leave—Each named executive officer is assumed to accumulate unused sick leave hours of 1,160 at retirement age.

Nonqualified Deferred Compensation

        Named executive officers may elect to participate in the HEI Executives' Deferred Compensation Plan dated February 1, 1985, as amended, which allows an executive to defer compensation from HEI for annual and long-term performance awards. Amounts credited to the plan earn interest quarterly at the prevailing interest rate on three-year certificates of deposit at American Savings Bank. Amounts deferred under the plan are distributed in accordance with the written, irrevocable election of the participant. Payments will commence on the first business day of the calendar year selected by the participant (including any year following a separation from service), but, if a date certain is elected, payments must commence not later than the year following the participant's attainment of age 72 and not earlier than the calendar year which is at least five years after the date of the participant's initial deferral election. No named executive officer is currently participating in this plan.

        As Chair and Chief Executive Officer of American Savings Bank, Ms. Lau also participates in the American Savings Bank Select Deferred Compensation Plan, a contributory nonqualified deferred compensation plan. The American Savings Bank Deferred Compensation Plan allows a select group of American Savings Bank management and highly compensated employees to defer up to 100% of current salary, bonus or commissions from current taxation based upon annual elections made prior to the beginning of each deferral year. The deferred amounts are credited with gains/losses of deemed investments chosen by the participant from a select list of 24 publicly traded mutual funds offering a range of investment returns. While the participant is actively employed, the participant can receive an interim distribution of his or her account, but no earlier than the first day of the fourth plan year following the effective date of the initial election to defer. A participant may also request a withdrawal of a certain portion of his or her account to the extent needed to satisfy an emergency, subject to approval by the administrative committee of the plan, whose members are the American Savings Bank

President, Executive Vice President and Chief Administrative Officer, and Vice President/Director of Human Resources. The distribution of accounts from the American Savings Bank Deferred Compensation Plan is triggered by disability, death, or separation from service (including retirement). Upon disability or separation from service other than retirement, the entire account of the participant will be paid out in one lump sum, generally within thirty days according to the participant's distribution elections for each year of deferral. Such elections can provide for payment either in a lump sum or in substantially equal annual payments spread over a period not to exceed fifteen years. With respect to deferrals of income earned after December 31, 2004, distributions to certain key employees (including Ms. Lau) upon separation from service (including through retirement) may not be made earlier than six months after the date of separation (or, if earlier, the date of death of the employee).

2007 NONQUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Constance H. Lau (1)	—	—	24,705	—	256,733
Eric K. Yeaman	NA	NA	NA	NA	NA
T. Michael May	NA	NA	NA	NA	NA
Patricia U. Wong	NA	NA	NA	NA	NA
Curtis Y. Harada	NA	NA	NA	NA	NA

NA    Not applicable

(1)
Ms. Lau did not elect to defer any amounts for 2007. She elected to defer $100,000 each year from bonuses awarded in 2004 and 2005. Earnings were based upon her allocation of deemed investments. Earnings were not considered preferential. Ms. Lau has elected to take distributions upon retirement in 15 annual payments with respect to her current balances.

Potential Payments Upon Termination or Change-in-Control

        The tables below reflect the amount of potential payments to each named executive officer in the event of retirement, voluntary termination, termination for cause, termination without cause, and termination following a change-in-control event, assuming termination occurred on December 31, 2007. Named executive officers may receive retirement benefits upon these events, depending on whether they qualify for retirement at the time of termination. The amounts listed are estimates; actual amounts to be paid would depend on the actual date of termination and circumstances existing at that time. Other post-employment benefits, including retiree medical, dental, group life insurance and severance benefits are not listed because they are available to all employees on a non-discriminatory basis.

TERMINATION SUMMARY PAYMENT TABLE

Name/ Benefit Plan or Program	Retirement on 12/31/07 ($) (1)	Voluntary Termination on 12/31/07 ($)	Termination for Cause on 12/31/07 ($) (2)	Termination without Cause on 12/31/07 ($)	Qualifying Termination after Change-in- Control on 12/31/07 ($) (3)
Constance H. Lau
Long-Term Incentive Plan (4)	982,800	982,800	—	982,800	982,800
Executive Incentive Compensation Plan (5)	—	—	—	—	—
Stock Appreciation Rights (6)	—	—	—	—	—
Restricted Stock (7)	—	—	—	359,828	1,070,190
Preferential interest rate (8)	27,375	—	—	—	—
Change-in-Control Agreement	NA	NA	NA	NA	1,946,929

TOTAL	1,010,175	982,800	—	1,342,628	3,999,919

Eric K. Yeaman
Long-Term Incentive Plan (4)	236,400	236,400	—	236,400	236,400
Executive Incentive Compensation Plan (5)	—	—	—	—	—
Stock Appreciation Rights (6)	—	—	—	—	—
Restricted Stock (7)	—	—	—	67,792	227,700
Change-in-Control Agreement	NA	NA	NA	NA	1,429,224

TOTAL	236,400	236,400	—	304,192	1,893,324

T. Michael May
Long-Term Incentive Plan (4)	332,053	332,053	—	332,053	332,053
Executive Incentive Compensation Plan (5)	—	—	—	—	—
Stock Appreciation Rights (6)	—	—	—	—	—
Restricted Stock (7)	—	—	—	108,468	364,320
Change-in-Control Agreement	NA	NA	NA	NA	3,445,527

TOTAL	332,053	332,053	—	440,521	4,141,900

Patricia U. Wong
Long-Term Incentive Plan (4)	178,800	178,800	—	178,800	178,800
Executive Incentive Compensation Plan (5)	—	—	—	—	—
Stock Appreciation Rights (6)	—	—	—	—	—
Restricted Stock (7)	—	—	—	40,676	136,620
Change-in-Control Agreement	NA	NA	NA	NA	393,667

TOTAL	178,800	178,800	—	219,476	709,087

Curtis Y. Harada
Long-Term Incentive Plan (4)	82,800	82,800	—	82,800	82,800
Executive Incentive Compensation Plan (5)	—	—	—	—	—
Stock Appreciation Rights (6)	—	—	—	—	—
Restricted Stock (7)	—	—	—	27,116	91,080
Change-in-Control Agreement	NA	NA	NA	NA	889,638

TOTAL	82,800	82,800	—	109,916	1,063,518

NA
Not applicable

Note: All stock-based award amounts were valued using the 2007 year-end closing price of HEI Common Stock of $22.77 per share. Other benefits that are available to all employees on a non-discriminatory basis and perquisites aggregating less than $10,000 in value have not been listed.

(1)
Retirement Payments & Benefits.    In addition to the payments presented above, retired executives are entitled to receive their vested retirement and deferred compensation benefits under all termination scenarios. See Pension Benefits table and Nonqualified Deferred Compensation table and related notes on pages 47-50.

(2)
Termination for Cause Payments & Benefits.    If the executive is terminated for cause, he or she could lose any annual or long-term incentives based upon the Compensation Committee's right to amend,

  suspend or terminate the incentive awards or any portion of it at any time. "Cause" is defined under the applicable agreements, but generally means willful or intentional conduct that injures HEI such as fraud, a violation of law or Company policy or willful failure to substantially perform Company duties. Termination for cause results in the expiration of all vested nonqualified stock options and stock appreciation rights and related dividend equivalents. Unvested stock appreciation rights and related dividend equivalents and unvested restricted stock would be forfeited as well. The executive's participation in the change-in-control agreement would also end.

(3)
Change-in-Control Payments & Benefits.    Maximum lump sum payment consisting of 2.99 times the executive's five-year annual average Internal Revenue Service Form W-2 wages prior to the change-in-control, less additional outplacement fees and benefits, and other accelerated vesting benefits as described below. The executive may also receive benefits and perquisites for two years after the change-in-control, but these would be limited if the payments jeopardize the qualified tax status of any benefit plan. The executive would also receive outplacement service fees, not to exceed 30% of base annual salary at the time of the change-in-control.

(4)
For all termination scenarios, except for termination for cause (see note 2 above), executives would continue to participate in each on-going long-term incentive plan cycle at a pro-rated amount, provided there has been a minimum service of twelve months during the 36 month performance period, with payment to be made at the end of the three-year cycle if performance goals are achieved, using the salary midpoint at the time of termination. The amounts are estimates at target range for goals achievable for all applicable plan years, pro-rated based upon service through December 31, 2007; actual payouts will depend upon performance achieved at the end of the plan cycle.

(5)
For all termination scenarios, except for termination for cause (see note 2 above), executives would continue to participate in the annual incentive compensation plan at a pro-rated amount, provided there has been a minimum service of nine months during the annual performance period, with payment to be made at the end of the annual incentive plan cycle if performance goals are achieved, using the salary midpoint at the time of termination. At December 31, 2007, it was determined that the annual incentive compensation plan goals were not met and accordingly, the amounts shown in the table above are zero.

(6)
The vesting of unvested stock appreciation rights, including related dividend equivalents (accrued to date), would be accelerated upon termination due to retirement or change-in-control. All vested shares must be exercised within a period of three years from the retirement date or within one year from date of termination under a change-in-control or, in any event, within the original grant term, whichever ends first.

  Voluntary termination, termination for cause, and termination without cause results in forfeiture of unvested stock appreciation rights, including related dividend equivalents. Vested nonqualified stock options and stock appreciation rights and related dividend equivalents must be exercised within a period of one year from the date of termination or within the original grant term, whichever ends first (other than upon termination for cause). Termination for cause results in the expiration of all vested and unvested nonqualified stock options and stock appreciation rights and related dividend equivalents. As of December 31, 2007, all stock options were fully vested.

  The amount that would be shown is the intrinsic ("spread") value of the vested award. The stock appreciation rights had no intrinsic value as of December 31, 2007 because the exercise price was greater than the 2007 year-end closing price.

(7)
Restricted stock vests at a pro-rated amount (based on service to date compared to the original vesting period) upon termination without cause and becomes fully vested upon a change-in-control. For all other termination events, the unvested restricted stock is forfeited. The amount shown is based on the year-end closing price of vested shares.

(8)
The amount shown is an annual amount calculated as of December 31, 2007. Upon Ms. Lau's retirement, the preferential rate continues. In other termination scenarios, the interest rate would reset to the market rate at the time the loan was funded.

Director Compensation

How is director compensation determined?

        The Board believes that a competitive package is necessary to attract and retain individuals with the talent needed for the challenging role of serving as a director of a publicly traded company with a unique blend of highly regulated industries. The Board chooses to compensate nonemployee directors using a mix of cash and HEI Common Stock to allow for an appropriate level of compensation for services, including a level of stock awards that will align the interests of directors with Company shareholders. Only nonemployee directors are compensated for their service as directors.

        The Compensation Committee has the responsibility for recommending nonemployee director compensation to the Board. In 2007, the Committee asked Towers Perrin to conduct a review of HEI's nonemployee director compensation practices. Towers Perrin assessed the structures of HEI's nonemployee director compensation program and its value compared to competitive market practices of financial services and utility peer companies, similar to those used in the executive compensation review. The April 2007 analysis took into consideration the duties, scope of role and responsibilities of the corporate and subsidiary board members, in addition to the HEI regulatory structure. The Committee reviewed the analysis in determining its recommendations to the Board concerning the appropriate nonemployee director compensation, including cash retainers, stock awards, and meeting fees. In its meeting on May 3, 2007, the Board approved the Committee's recommendations on director compensation.

  Retainer

        The following is the retainer schedule for nonemployee directors of HEI and subsidiary companies paid in quarterly installments, effective beginning the second quarter of 2007 and pro-rated for service thereafter. Nonemployee directors of HEI who also serve as directors on subsidiary company boards receive fees for service on such boards or committee as indicated below.

HEI Nonexecutive Chairman of the Board	$250,000
HEI Director	40,000
HEI Audit Committee Chair	15,000
HEI Compensation Committee Chair	10,000
HEI Nominating and Corporate Governance Chair	5,000
HEI Audit Committee Member	6,000
HEI Compensation Committee Member	4,000
HEI Nominating and Corporate Governance Member	4,000
American Savings Bank Director	25,000
Hawaiian Electric Company Director	25,000
American Savings Bank Audit Committee Chair	12,500
Hawaiian Electric Company Audit Committee Chair	10,000
American Savings Bank Audit Committee Member	5,000
Hawaiian Electric Company Audit Committee Member	4,000
Hawaii Electric Light Company Director	8,000
Maui Electric Company Director	8,000

        At its meeting on January 22, 2008, the Board approved the Compensation Committee's recommendation that the $8,000 per year retainer to Hawaii Electric Light Company and Maui Electric Company directors be discontinued. In 2008, Hawaii Electric Light Company and Maui Electric Company directors will receive a meeting fee of $500 per meeting. The Board also approved the Compensation Committee's recommendation that the two nonemployee directors of the newly formed American Savings Bank Compliance Committee will receive a meeting fee of $1,000 per meeting.

  Meeting Fees

        In addition, the Board also approved the following additional meeting fee schedule earned by a director per extra meeting, after attending the following minimum number of committee meetings during the calendar year:

HEI Audit Committee Member	$1,250 per meeting after 8 meetings
American Savings Bank Audit Committee Member	$1,000 per meeting after 8 meetings
Hawaiian Electric Company Audit Committee Member	$750 per meeting after 8 meetings
HEI Nominating and Corporate Governance Committee Member	$500 per meeting after 6 meetings
HEI Compensation Committee Member	$500 per meeting after 6 meetings

  Special Fees

        On May 3, 2007 the Board approved the Compensation Committee's recommendations regarding the payment of the following one-time special fees to certain directors (members of the HEI and American Savings Bank Audit Committees) for extraordinary contributions made:

Don E. Carroll	$7,500
Shirley J. Daniel	7,500
Thomas B. Fargo	7,500
Richard W. Gushman, II	7,500
Diane J. Plotts	100,000
James K. Scott	7,500
Barry K. Taniguchi	7,500
Jeffrey N. Watanabe	75,000

  Stock Awards

        For 2007, each HEI nonemployee director received 1,800 shares of HEI Common Stock, which is granted annually for the purpose of further aligning directors' and shareholders' interests in improving shareholder value. Stock grants to existing directors are given during the quarter of HEI's annual meeting. In accordance with the 1990 Nonemployee Director Stock Plan, as amended and restated, a one-time grant of 2,000 shares was also given to Richard W. Gushman, II upon his appointment to the HEI board in June 2007.

  Pension and Nonqualified Deferred Compensation

        Retirement Benefit.    At its meeting on December 17, 1996, the Board voted to terminate the Nonemployee Director Retirement Plan, which had been approved by the shareholders on April 17, 1990. Pursuant to the terms of the termination, the right of previously retired directors to receive benefits continues in accordance with the terms of the Plan as in effect at termination, and the present value of the accrued benefit of directors age 55 or younger or with 5 years of service or less as of April 22, 1997 has been paid out. The retirement benefit for all other directors who had been participating in the Plan (Mr. Myers and Ms. Plotts) was frozen as of December 31, 1996, and will be paid upon retirement of the director. Upon their retirement from service as a director, Mr. Myers and Ms. Plotts will each receive an annual amount, paid quarterly, of $15,000 (their annual retainer in effect at December 31, 1996) for a period equal to the number of years of their active service through December 31, 1996 (7 years for Mr. Myers and 10 years for Ms. Plotts). Upon the death of the director, whether retired or not, HEI's obligation to make payments ceases. As of December 31, 2007, the present value of Mr. Myers' and Ms. Plotts' accumulated benefit was $51,623 and $94,168 respectively.

        Deferred Compensation.    Nonemployee directors may elect to participate in the HEI Nonemployee Directors' Deferred Compensation Plan dated September 9, 1980, as amended, which allows any nonemployee director to defer compensation from HEI for service as a director. The plan allows for either lump sum or installment distributions upon the retirement of the director. Upon the death of the director, the balance of the deferred account will be distributed in a lump sum to a designated beneficiary. Only Mr. Mills currently participates in the plan, but he did not make any deferral elections in 2007. The annual earnings on the plan are paid by HEI based upon the American Savings Bank three-year certificate of deposit rate established on January 1 of each year. As of December 31, 2007, Mr. Mills' deferred compensation balance was $57,601.

  All Other Compensation

        Perquisites—Discounted Fees and Services.    The Board approved a recommendation of the Nominating and Corporate Governance Committee that effective June 30, 2006, new preferential rate loans not be extended to any nonemployee director of American Savings Bank (including American Savings Bank directors who are also nonemployee directors of HEI). Existing preferential rate loans to nonemployee American Savings Bank directors as of June 30, 2006 were grandfathered. The preferential rate loans provided to directors that exceeded $120,000 in the aggregate at any time during 2007 are described under "Other Relationships and Related Person Transactions—Did HEI or any subsidiary provide loans to directors or executive officers?" on page 61 and are reflected in the Director Compensation Table under All Other Compensation on page 57. American Savings Bank continues to offer preferential employee rate loans to its executive officers and employees, as allowed by the amended Federal Reserve Act.

        Other Perquisites.    Directors, at their election and at their cost, may participate in the group employee medical, vision and dental plans available to all HEI or Hawaiian Electric Company or American Savings Bank employees. Mr. Carroll and Mr. Gushman participate in this program, but since they pay all of the premiums, no aggregate incremental cost is attributed to HEI.

        HEI directors who are also nonemployee directors of American Savings Bank may receive other free services such as personal checking and traveler's checks, safe deposit boxes, notary services and stop payment services. American Savings Bank directors may receive these services also if they qualify as Private Banking customers. These services are made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectability or present other unfavorable features.

        The following director compensation table shows the annual and long-term compensation of the Board of Directors for 2007:

2007 Director Compensation Table

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (3)	All Other Compensation ($) (4)	Total ($)
Jeffrey N. Watanabe Nonexecutive Chairman of the Board	388,125	42,660	NA	NA	NA	20,846	451,631
Diane J. Plotts Chairman, Audit Committee	206,000	42,660	NA	NA	4,867	13,774	267,301
Bill D. Mills Chairman, Compensation Committee	50,375	42,660	NA	NA	NA	—	93,035
Kelvin H. Taketa Chairman, Nominating and Corporate Governance Committee	66,875	42,660	NA	NA	NA	—	109,535
Don E. Carroll	87,625	42,660	NA	NA	NA	—	130,285
Shirley J. Daniel	81,375	42,660	NA	NA	NA	28,016	152,051
Thomas B. Fargo	85,792	42,660	NA	NA	NA	—	128,452
Richard W. Gushman, II	67,333	89,380	NA	NA	NA	63,835	220,548
Victor H. Li	65,375	42,660	NA	NA	NA	—	108,035
A. Maurice Myers	41,625	42,660	NA	NA	2,543	—	86,828
James K. Scott	81,875	42,660	NA	NA	NA	—	124,535
Barry K. Taniguchi	131,125	42,660	NA	NA	NA	—	173,785

NA
Not applicable

(1)
See detail of cash retainers for Board and committee service below.

(2)
Represents the value of unrestricted HEI Common Stock determined by reference to the average of the high and low sales prices of $23.70 per share on the NYSE on the date of issuance. Each of the HEI nonemployee directors received an annual grant in June 2007 of 1,800 shares of HEI Common Stock with a fair market value of $42,660. HEI directors do not receive any Company restricted stock or stock option awards. Upon his appointment as a nonemployee HEI director, Mr. Gushman received an additional 2,000 shares of unrestricted HEI Common Stock with a fair value of $46,720 determined by reference to the average of the high and low sales prices of $23.36 per share on the NYSE on the date of issuance.

(3)
Represents the change in pension value. Since Ms. Plotts and Mr. Myers no longer earn credited service, the change in present value is solely due to actuarial factors such as change in discount rate and mortality assumptions.

(4)
In 2007, certain American Savings Bank directors continued to have grandfathered preferential rate loans. The difference between the market rate loan interest and the preferential rate loan interest was $28,016 for Dr. Daniel, $63,835 for Mr. Gushman, $13,774 for Ms. Plotts, and $20,846 for Mr. Watanabe.

        Details of cash retainers for board and committee service are noted below:

Name	HEI Board Retainer ($)	HEI Comm. Retainer ($)	HEI Chairman of the Board Retainer ($)	HECO Board Retainer ($)	HECO Audit Comm. Retainer ($)	HELCO Board Retainer ($)	MECO Board Retainer ($)	ASB Board Retainer ($)	ASB Audit Comm. Retainer ($)	Meeting Fees ($) (1)	Special Fees ($) (2)	Total ($)
Jeffrey N. Watanabe	38,125	—	237,500	—	—	—	—	23,750	4,750	9,000	75,000	388,125
Diane J. Plotts	38,125	18,000	—	—	—	—	—	23,750	11,875	14,250	100,000	206,000
Bill D. Mills	38,125	11,750	—	—	—	—	—	—	—	500	—	50,375
Kelvin H. Taketa	38,125	5,000	—	23,750	—	—	—	—	—		—	66,875
Don E. Carroll	38,125	3,000	—	—	—	—	—	23,750	4,750	10,500	7,500	87,625
Shirley J. Daniel	38,125	5,750	—	—	—	—	—	23,750	—	6,250	7,500	81,375
Thomas B. Fargo	38,125	7,417	—	23,750	4,000	—	—	—	—	5,000	7,500	85,792
Richard W. Gushman	23,333	—	—	—	—	—	—	23,750	4,750	8,000	7,500	67,333
Victor H. Li	38,125	3,000	—	—	—	—	—	23,750	—	500	—	65,375
A. Maurice Myers	38,125	3,000	—	—	—	—	—	—	—	500	—	41,625
James K. Scott	38,125	8,750	—	23,750	—	—	—	—	—	3,750	7,500	81,875
Barry K. Taniguchi	38,125	5,750	—	23,750	10,000	8,000	8,000	23,750	—	6,250	7,500	131,125

(1)
Per meeting fee paid for each additional committee meeting attended after a minimum number of meetings determined by the Board.

(2)
One-time fee to HEI and American Savings Bank Audit Committee members in recognition of extraordinary contributions made.

Stock Ownership Information

How much stock do HEI's directors and executive officers own?

        The following table shows how many shares of HEI Common Stock were owned as of February 27, 2008 by each director, nominee for director and named executive officer (as listed in the Summary Compensation Table on page 42) and by all directors and executive officers as a group.

Amount of Common Stock and Nature of Beneficial Ownership

Name of Individual or Group	Sole Voting or Investment Power	Shared Voting or Investment Power (1)	Other Beneficial Ownership (2)	Stock Options/ Stock Appreciation Rights (3)	Total

Nonemployee directors
Don E. Carroll	14,185				14,185
Shirley J. Daniel	10,706				10,706
Thomas B. Fargo	7,242				7,242
Richard W. Gushman, II	8,402				8,402
Victor H. Li	1,826	11,204	489		13,519
Bill D. Mills	28,229		10		28,239
A. Maurice Myers	29,216	4,018			33,234
Diane J. Plotts	15,080				15,080
James K. Scott	16,902				16,902
Kelvin H. Taketa	13,221				13,221
Barry K. Taniguchi		19,025			19,025
Jeffrey N. Watanabe	19,767		4		19,771
Employee director and Named Executive Officers
Constance H. Lau	124,852		9,525	311,866	446,243
Other Named Executive Officers
T. Michael May	53,435			156,476	209,911
Eric K. Yeaman	23,000			54,934	77,934
Patricia U. Wong	20,288			2,075	22,363
Curtis Y. Harada	7,113			22,830	29,943
All directors and executive officers as a group (18 persons)	396,464	34,247	10,028	548,181	988,920	(4)

(1)
Shares registered in name of the individual and spouse.

(2)
Shares owned by spouse, children or other relatives sharing the home of the director or officer in which the director or officer disclaims personal interest.

(3)
Stock options/stock appreciation rights, including accompanying dividend equivalent shares, exercisable within 60 days of February 27, 2008 (proxy record date), under the 1987 Stock Option and Incentive Plan.

(4)
As of February 27, 2008, the directors and executive officers of HEI as a group beneficially owned 1.18% of the outstanding HEI Common Stock, no director or officer owned more than 0.6% of such stock and no shares were pledged as security.

Does anyone own more than 5% of HEI's stock?

        No person is known to HEI to be the beneficial owner of more than 5% of the outstanding HEI Common Stock.

Does HEI have stock ownership guidelines for directors and officers?

        In 2003, the Board adopted stock ownership guidelines (last amended on January 22, 2008) for HEI officers and directors. Each officer and director named in the guidelines, which went into effect on January 1, 2004, has five years to achieve the level of stock ownership set forth in the guidelines. The targets are as follows: (1) President and Chief Executive Officer of HEI — 2.5 times base salary, (2) executive officers of HEI, the utility President and Chief Executive Officer, the utility Senior Executive Vice President and Chief Operating Officer, and the American Savings Bank President — 1.5 times base salary, (3) members of the Board of Directors of HEI — 5 times annual cash retainer and (4) Chairman of the Board — 1 times Chairman's cash retainer. Stock ownership is measured on January 1 of each year based on the average price of stock on all trading days of the previous calendar year. The directors and officers have until January 1, 2009 to meet the current guidelines, except for Admiral Fargo and Ms. Wong, who have until January 1, 2010 to meet the guidelines; Mr. Gushman, who has until January 1, 2013 to meet the guidelines; and Mr. Yeaman, who has until January 1, 2014 to meet the guidelines in his new role as Hawaiian Electric Company Senior Executive Vice President & Chief Operating Officer.

Were Section 16(a) beneficial ownership reporting forms filed timely with the SEC?

        Based solely on a review of forms filed by its reporting persons during the last fiscal year, HEI believes that the reporting persons complied with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

Other Relationships and Related Person Transactions

Does HEI have a written related person transaction policy?

        The Board of Directors has adopted a written related person transaction policy that is separate from HEI's Corporate Code of Conduct. The related person transaction policy is specific to transactions between related persons such as executive officers and directors and their immediate family members in which the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest. Under the policy, the Board, acting through the Nominating and Corporate Governance Committee, will approve a related person transaction involving a director if the Board determines in advance that the transaction is not inconsistent with the best interest of the Company and its shareholders. The Board, acting through the Audit Committee, will approve a related person transaction involving an officer if the Board determines in advance that the transaction is not in violation of HEI's Corporate Code of Conduct.

Did HEI enter into any related person transactions with directors or executive officers?

        On July 1, 2007, Mr. Watanabe retired from and became honorary Of Counsel to the law firm of Watanabe Ing and Komeiji LLP, which performed legal services for HEI and certain of its subsidiaries during 2007. Fees totaling $235,381.89 were paid to Watanabe Ing and Komeiji LLP in 2007. Mr. Watanabe's retirement benefits from the firm will continue for approximately five years after his retirement date. The amount of these benefits was fixed at the time of retirement and is not subject to adjustment thereafter. Mr. Watanabe's retirement benefits are not tied to the firm's profitability. Mr. Watanabe no longer bills clients for his time and no longer holds an ownership interest in the firm.

Are there any family relationships between any executive officer, director and nominee for director?

        There are no family relationships between any executive officer, director and nominee for director.

Did HEI or any subsidiary provide loans to directors or executive officers?

        American Savings Bank offers preferential employee rate loans to its executive officers and employees, as allowed by the amended Federal Reserve Act. The HEI Board approved a recommendation of the Nominating and Corporate Governance Committee that effective June 30, 2006, new preferential rate loans not be extended to any nonemployee director of American Savings Bank. Existing preferential rate loans to nonemployee American Savings Bank directors as of June 30, 2006 were grandfathered. Director preferential rate loans that exceeded $120,000 in the aggregate at any time during 2007 are shown below:

Name	Largest Loan Amount Outstanding During 2007	Loan Amount Outstanding on 1/31/08	Amount of Principal Paid in 2007	Amount of Interest Paid in 2007	Type of Transaction	Average Interest Rate Charged(1)
Shirley J. Daniel	1,464,542	1,434,310	27,860	58,075	First Mortgage	4.000%
Richard W. Gushman, II	1,827,985	1,778,391	45,717	58,733	First Mortgage	3.250%
Constance H. Lau	798,299	773,575	22,796	20,682	First Mortgage	2.625%
Constance H. Lau	36,377	32,995	3,118	1,092	Second Mortgage	3.125%
Constance H. Lau (2)	2,203	1,389	4,703	—	Credit Card	12.000%
Victor H. Li	342,499	333,629	8,178	10,163	First Mortgage	3.000%
Diane J. Plotts	434,654	421,360	12,258	11,263	First Mortgage	2.625%
Jeffrey N. Watanabe	539,473	520,215	17,748	19,927	First Mortgage	3.750%

(1)
The first mortgage rate is based on American Savings Bank's policy for employees and directors at the time the loan was made using a formula of .50% premium above the cost of funds or ..50% premium above the Applicable Federal Rate established by the Internal Revenue Service, whichever is greater. The second mortgage rate uses the same formula with a premium of 1.0%.

(2)
The amount outstanding for Ms. Lau's credit card was for the period ending December 31, 2007.

        American Savings Bank made other loans, established lines of credit and issued credit cards to directors and executive officers of HEI, and to members of their immediate families. These loans and extensions of credit were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectability or present other unfavorable features.

Does HEI have Compensation Committee interlocks and insider participation?

        Victor Li and Diane Plotts are members of the Compensation Committee and HEI directors who are also members of the American Savings Bank Board. As members of the American Savings Bank Board, they have received preferential rate loans as described above.

Audit Committee Report

        The Audit Committee is responsible for providing independent, objective oversight of HEI's accounting functions and internal controls. It operates and acts under a written charter, which was adopted and approved by the Committee and the HEI Board of Directors. The Board has determined that the five directors of the Audit Committee meet the independence and other qualification requirements of the New York Stock Exchange Listed Company Manual and applicable securities laws. Ms. Plotts, Dr. Daniel and Mr. Taniguchi have been determined by the Board of Directors to be the "audit committee financial experts" on the Audit Committee. In addition, the Committee has standby arrangements with its own independent legal counsel and accounting advisors.

        The Audit Committee oversees HEI's financial process on behalf of the Board of Directors. Management has the primary responsibility for HEI's consolidated financial statements and reporting process, including the systems of internal control. The independent registered public accounting firm has the responsibility for the independent audit of the consolidated financial statements and expressing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles.

        In connection with these responsibilities, the Audit Committee held six (6) regular and eight (8) special meetings in 2007. In these meetings with management and KPMG LLP, HEI's independent registered public accounting firm, the Committee's review and discussion included the audited consolidated financial statements, audit plan, and quality/adequacy of internal controls. The Committee believes that management maintains effective systems of internal control that result in fairly presented consolidated financial statements. Discussions with KPMG LLP included the matters required by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards §380), which incorporates information regarding the scope and results of the audit.

Independent Registered Public Accounting Firm's Independence

        KPMG LLP provided the Committee with written disclosures and a letter regarding its independence from management as required by professional standards. Based on its review of the disclosure statements and discussions with KPMG LLP, the Audit Committee satisfied itself as to the independence of the external auditor.

Auditors' Fees

        The following table sets forth the fees paid or payable to KPMG LLP relating to the audit of the 2007 consolidated financial statements and fees for other professional services billed in 2007 with comparative amounts for 2006:

	2007		2006
	Fees	%	Fees	%
Audit fees (principally consisted of fees associated with the audit of HEI's, HECO's and ASB's consolidated financial statements and internal control over financial reporting (SOX 404), quarterly reviews, issuances of letters to underwriters, accounting consultations on matters reflected in the financial statements, statutory audits, review of registration statements, and issuance of consents)	$2,011,500	93.0	$2,588,500	95.8
Audit-related fees (principally consisted of fees associated with the audit of the financial statements of certain employee benefit plans)	60,300	2.8	54,000	2.0
Tax fees (tax compliance services with respect to Federal and State taxes)	90,500	4.2	60,500	2.2
All other fees	—	—	—	—

	$2,162,300	100.0	$2,703,000	100.0

        The Audit Committee, pursuant to the terms of its charter, approves all audit services to be performed by the independent registered public accounting firm. In addition, the Audit Committee revised its preapproval policies and procedures for nonaudit services proposed to be performed by HEI's independent registered public accounting firm. Departmental requests for nonaudit services are reviewed by senior management and, once found by management to be acceptable, are sent to the Audit Committee for approval via unanimous written consent or at a meeting of the Audit Committee. In addition, the Audit Committee reviewed the professional fees billed by KPMG LLP and determined that the provision of nonaudit services was compatible with the maintenance of the auditors' independence.

        Based on its discussions with management and KPMG LLP and review of their representations, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in HEI's 2007 Annual Report on Form 10-K.

SUBMITTED BY THE
AUDIT COMMITTEE
OF THE HEI BOARD OF DIRECTORS

Diane J. Plotts, Chair
Shirley J. Daniel
Thomas B. Fargo
James K. Scott
Barry K. Taniguchi

Other Information

How is the proxy solicitation to be made and what is its cost?

        HEI pays all expenses of the proxy solicitation. Laurel Hill Advisory Group has been hired to assist in the distribution of proxy materials and solicitation of votes for $6,000 plus reasonable out-of-pocket expenses. In addition, HEI will reimburse brokerage firms and other custodians, nominees, and fiduciaries for their expenses to forward proxy and solicitation material to shareholders.

What is the deadline for submitting a proposal for next year's Annual Meeting?

        Shareholders who want to have a proposal included in the Proxy Statement and form of proxy for the 2009 Annual Meeting of Shareholders must notify the Secretary of HEI in writing. The proposal must be received by November 26, 2008.

How can business matters be brought before the Annual Meeting and how will they be voted?

        Shareholders who want to properly present business before the Annual Meeting must give notice to the Corporate Secretary of HEI no later than 60 days nor earlier than 90 days prior to the anniversary date of the preceding year's annual meeting. To be timely in the year 2009, notice must be received by the Secretary of HEI no later than March 7, 2009 nor earlier than February 5, 2009. The notice must be in writing and state the reason and brief description of the business, the name and address of the shareholder, number of shares of HEI Common Stock owned by the shareholder, and any material interest of the shareholder in such business, and include a representation that the shareholder will present the business before the meeting in person or by proxy.

How can shareholders make recommendations for director nominees or nominate a candidate for election?

        You can recommend any person as a director of HEI to the Nominating and Corporate Governance Committee by writing to that Committee in care of the Corporate Secretary, Hawaiian Electric Industries, Inc., P. O. Box 730, Honolulu, Hawaii 96808-0730. Recommendations must be received by November 30, 2008 for consideration by the Nominating and Corporate Governance Committee for the 2009 Annual Meeting of Shareholders. The recommendation must include the nominee's qualifications to be a director of HEI and other relevant biographical information and confirmation of the nominee's consent to serve. In addition, a shareholder nominating any person for election to the board at the annual meeting must provide notice no later than March 7, 2009 nor earlier than February 5, 2009. The notice must be in writing and provide the information required to be disclosed in any filing made in connection with solicitations of proxies for the election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder. The nomination must be accompanied by a written confirmation of the nominee's consent to serve.

What provisions has HEI made for "householding"?

        Shareholders of record who share an address can elect to receive only one copy of our annual report to shareholders by consenting thereto in writing. This procedure is referred to as "householding." Each shareholder of record at a householded address continues to receive separate proxy statements and proxy cards, and dividend payments and account statements are not affected. Once you elect householding of the annual report, householding will continue until you are notified otherwise or until you notify us that you wish to receive a separate annual report. You will be removed from the householding program within 30 days of receipt of your notice. If you are a shareholder of record who received a householded annual report this year and you would like to have an additional copy of our annual report mailed to you, we will promptly send an additional copy upon receipt of such request. Record shareholders who wish to commence or to discontinue householding of the annual report, or any record shareholder residing at a householded address who would like to request prompt delivery of a copy of the annual report, should contact us orally or in writing at the following telephone number — toll free at (866)672-5841 or (808)532-5841 between 7:30 a.m. - 3:00 p.m. HST; or at the following address — Hawaiian Electric Industries, Inc., Shareholder Services, P. O. Box 730, Honolulu, HI 96808-0730; or on-line at www.hei.com. If you hold your shares in "street name," please contact your bank, broker or other holder of record to request information about householding.

        If other business is properly brought before the Annual Meeting, or at any adjournment thereof, the persons named on the enclosed proxy will vote your stock in accordance with their best judgment. HEI knows of no other business to be presented at the 2008 Annual Meeting.

        Please vote your proxy as soon as possible to make certain that your shares will be counted at the meeting.

Patricia U. Wong Vice President-Administration and Corporate Secretary

March 26, 2008

Hotel Street
Please be advised that parking in downtown Honolulu is very limited.
Bishop Square Parking
Alii Place
Parking entrance
Municipal Parking entrance
Parking exit
Pauahi Tower
Bishop Street
Alakea Street
American Savings Bank Tower 8th Floor
Meeting Site
Tamarind Park
South King Street

Appendix B

HAWAIIAN ELECTRIC INDUSTRIES, INC.

1990 Nonemployee Director Stock Plan

As Amended and Restated: May 6, 2008

1.     Purposes of the Plan

        The purposes of this Hawaiian Electric Industries, Inc. 1990 Nonemployee Director Stock Plan are to provide participating directors with additional incentives to improve the Company's performance by increasing the level of stock owned by such nonemployee directors to reinforce the participating directors' role in enhancing shareholder value, and to provide an additional means of attracting and retaining such nonemployee directors through the issuance of Common Stock under the Plan as compensation to Nonemployee Directors. As amended and restated herein, this Plan incorporates all amendments effective on or before May 6, 2008, including provisions formerly memorialized in the Hawaiian Electric Industries, Inc. 1999 Nonemployee Company Director Stock Grant Plan, which is hereby superseded.

2.     Definitions

        When used herein, the following terms shall have the respective meanings set forth below:

  (a)
  "Annual Retainer" means the annual fee payable to all Nonemployee Company Directors and Nonemployee Participating Company Directors as provided in Section 6 below (exclusive of any expense reimbursements).

  (b)
  "Annual Meeting of Shareholders" means the annual meeting of shareholders of the Company, or any Participating Company, at which directors of the Company or the Participating Company, as the case may be, are elected.

  (c)
  "Board" means the Board of Directors of the Company.

  (d)
  "Committee" means the Compensation Committee of the Board or such other committee appointed from time to time by the Board to administer the Plan in accordance with Section 4(a) hereof, including a Nonemployee Director Subcommittee (a subcommittee of nonemployee directors, "nonemployee director" as defined under Rule 16b-3(3)(i) of the Securities Exchange Act of 1934).

  (e)
  "Common Stock" means the common stock, without par value, of the Company.

  (f)
  "Company" means Hawaiian Electric Industries, Inc., a Hawaii corporation, and any successor corporation.

  (g)
  "Employee" means any officer or employee of the Company or any of its direct or indirect subsidiaries or affiliates (whether or not such subsidiary or affiliate participates in the Plan).

  (h)
  "Nonemployee Company Director" means any person who is elected or appointed to the Board of Directors of the Company and who is not an employee.

  (i)
  "Nonemployee Participating Company Director" means any person who is elected or appointed to the Board of Directors of any one or more Participating Companies and who is not an Employee.

  (j)
  "Participating Company" means any direct or indirect subsidiary or affiliate of the Company whose participation in the Plan has been approved by the Board.

  (k)
  "Plan" means the Company's 1990 Nonemployee Director Stock Plan, as amended and restated as set forth herein, as it may be further amended from time to time.

  (l)
  "Stock Payment" means the grant of shares of Common Stock to Nonemployee Company Directors or Nonemployee Participating Company Directors for services rendered as a director of the Company or a Participating Company, as provided in Section 7 hereof.

3.     Shares of Common Stock Subject to the Plan

        Subject to adjustment as provided in Section 9 below, the maximum aggregate number of shares of Common Stock that may be issued under the Plan, when taken together with any shares ever granted under the provisions of the Hawaiian Electric Industries, Inc. 1999 Nonemployee Company Director Stock Grant Plan, is 300,000 shares. The Common Stock to be issued under the Plan will be made available from authorized but unissued shares of Common Stock, and the Company shall set aside and reserve for issuance under the Plan said number of shares.

4.     Administration of the Plan

        (a)   The Plan will be administered by the Committee, which will consist of three or more Nonemployee Company Directors. Members of the Committee need not be members of the Board. The Company shall pay all costs of administration of the Plan.

        (b)   Subject to the express provisions of the Plan, the Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions under the Plan. Without limiting the generality of the foregoing, the Committee shall have full power and authority (i) to determine all questions of fact that may arise under the Plan, (ii) to interpret the Plan and to make all other determinations necessary or advisable for the administration of the Plan, and (iii) to prescribe, amend, and rescind rules and regulations relating to the Plan, including, without limitation, any rules which the Committee determines are necessary or appropriate to ensure that the Company, each Participating Company and the Plan will be able to comply with all applicable provisions of any federal, state or local law, including securities laws and laws relating to the withholding of tax. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all parties. Any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote at a meeting of the Committee (at which members may participate by telephone) or by the unanimous written consent of its members.

        (c)   Neither the Company, nor any Participating Company, nor any representatives, employees or agents of the Company or any Participating Company, nor any member of the Board or the Committee or any designee thereof will be liable for any damages resulting from any action or determination made by the Board or the Committee with respect to the Plan or any transaction arising under the Plan or any omission in connection with the Plan in the absence of willful misconduct or gross negligence.

5.     Participation in the Plan

        (a)   All Nonemployee Company Directors and Nonemployee Participating Company Directors shall participate in the applicable provisions of the Plan, subject to the conditions and limitations of the Plan, so long as they remain eligible to participate in the Plan.

        (b)   Nonemployee Company Directors and Nonemployee Participating Company Directors shall be eligible for Annual Retainers pursuant to the terms of Section 6 of the Plan and for Stock Payments pursuant to the terms of Section 7 of the Plan.

6.     Determination of Nonemployee Directors' Annual Retainers

        The Committee shall meet annually to determine the Annual Retainer for all Nonemployee Directors, subject to approval by the Board. Unless there are material changes in the duties of a Nonemployee Company Director or a Nonemployee Participating Company Director during the course of any calendar year, the Annual Retainer shall not be determined more than once each calendar year. The Annual Retainer shall be paid to each Nonemployee Company Director and each Nonemployee Participating Company Director by the respective company for which the person serves as a director. The Annual Retainer shall be paid at such times and in such manner as may be determined by the Board or the Committee.

7.     Determination of Nonemployee Directors' Stock Payments

        (a)   Each Nonemployee Company Director who serves in that capacity immediately following the date of the Annual Meeting of Shareholders of the Company shall receive, in addition to the Annual Retainer payable to such Nonemployee Company Director, a Stock Payment equal to one thousand eight hundred (1,800) shares of Common Stock for serving as a Nonemployee Company Director (two thousand (2,000) shares in the case of the first Stock Payment to a Nonemployee Company Director pursuant to this sentence). Each Nonemployee Participating Company Director (who is not also a director of the Company) who serves in that capacity immediately following the date of the Annual Meeting of Stockholders of one or more Participating Companies shall receive, in addition to the Annual Retainer payable to such Nonemployee Participating Company Director, a Stock Payment equal to one thousand (1,000) shares of Common Stock for serving as a Nonemployee Participating Company Director. Each Director who during any calendar year becomes a Nonemployee Company Director or Nonemployee Participating Company Director for the first time, other than at the Annual Meeting of Shareholders (whether by election or appointment as a director of the Company or a Participating Company), shall receive, in addition to any Annual Retainer payable, a Stock Payment equal to two thousand (2,000) shares of Common Stock (in the case of the Company) or one thousand (1,000) shares of Common Stock (in the case of a Participating Company), for serving as a Nonemployee Company Director or Nonemployee Participating Company Director, as the case may be. Such Stock Payments shall be paid by the Company as soon as practicable following the date such director is first elected or appointed to the Board of Directors of the Company or the Board of Directors of a Participating Company, as the case may be.

        (b)   No Nonemployee Company Director or Nonemployee Participating Company Director shall be required to forfeit or otherwise return to the Company any shares of Common Stock issued to him or her as a Stock Payment pursuant to the Plan notwithstanding any change in status of such director which renders him or her ineligible to continue as a participant in the Plan.

8.     Shareholder Rights

        (a)   Nonemployee Company Directors and Nonemployee Participating Company Directors shall not be deemed for any purpose to be or have rights as shareholders of the Company with respect to any shares of Common Stock except as and when such shares are issued and then only from the date of issuance therefore. No adjustment shall be made for dividends or distributions or other rights for which the record date precedes the date of such issuance.

        (b)   Subject to the provisions of Section 8(a) above, Nonemployee Company Directors and Nonemployee Participating Company Directors will have all rights of a shareholder with respect to Common Stock issued, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

9.     Adjustment for Changes in Capitalization

        If the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination of shares, rights offering, distribution of assets or other distribution with respect to such shares of Common Stock or other securities or other change in the corporate structure or shares of Common Stock, the maximum number of shares and/or the kind of shares that may be issued under the Plan may be appropriately adjusted by the Committee. Any determination by the Committee as to any such adjustment will be final, binding, and conclusive. The maximum number of shares issuable under the Plan as a result of any such adjustment shall be rounded up to the nearest whole share.

10.   Continuation of Director or Other Status

        Nothing in the Plan or in any instrument executed pursuant to the Plan or any action taken pursuant to the Plan shall be construed as creating or constituting evidence of any agreement or understanding, express or implied, that the Company or any other Participating Company, as the case may be, will retain a Nonemployee Company Director or Nonemployee Participating Company Director as a director or in any other capacity for any period of time or at a particular retainer or other rate of compensation, as conferring upon any director any legal or other right to continue as a director or in any other capacity, or as limiting, interfering with or otherwise affecting the right of the Company or a Participating Company to terminate a director in his or her capacity as a director or otherwise at any time for any reason, with or without cause, and without regard to the effect that such termination might have upon him or her as a participant under the Plan.

11.   Compliance with Government Regulations

        Neither the Plan nor the Company shall be obligated to issue any shares of Common Stock pursuant to the Plan at any time unless and until all applicable requirements imposed by any federal and state securities and other laws, rules, and regulations, by any regulatory agencies or by any stock exchanges upon which the Common Stock may be listed have been fully met. As a condition precedent to any issuance of shares of Common Stock and delivery of notice of share ownership evidencing such shares pursuant to the Plan, the Board or the Committee may require a Nonemployee Company Director or Nonemployee Participating Company Director to take any such action and to make any such covenants, agreements and representations as the Board or the Committee, as the case may be, in its discretion deems necessary or advisable to ensure compliance with such requirements. The Company shall in no event be obligated to register the shares of Common Stock issued or issuable under the Plan pursuant to the Securities Act of 1933, as now or hereafter amended, or to qualify or register such shares under any securities laws of any state upon their issuance under the Plan or at any time thereafter, or to take any other action in order to cause the issuance and delivery of such shares under the Plan or any subsequent offer, sale or other transfer of such shares to comply with any such law, regulation or requirement. Nonemployee Company Directors and Nonemployee Participating Company Directors are responsible for complying with all applicable federal and state securities and other laws, rules and regulations in connection with any offer, sale or other transfer of the shares of Common Stock issued under the Plan or any interest therein including, without limitation, compliance with the registration requirements of the Securities Act of 1933, as amended (unless an exemption therefrom is available), or with the provisions of Rule 144 promulgated thereunder, if available, or any successor provisions.

12.   Nontransferability of Rights

        No Nonemployee Company Director or Nonemployee Participating Company Director shall have the right to assign the right to receive any Stock Payment or any other right or interest under the Plan, contingent or otherwise, or to cause or permit any encumbrance, pledge or charge of any nature to be imposed on any such payment (prior to the issuance of notice of share ownership evidencing such Stock Payment) or any such right or interest.

13.   Amendment and Termination of Plan

        (a)   The Board will have the power in its discretion, to amend, suspend or terminate the Plan at any time. No such amendment will, without approval of the shareholders of the Company:

          (i)    Change the class of persons eligible to receive Stock Payments under the Plan or otherwise modify the requirements as to eligibility for participation in the Plan; or

          (ii)   Increase the number of shares of Common Stock which may be issued under the Plan (except for adjustments as provided in Section 9 hereof).

        (b)   No amendment, suspension or termination of the Plan will, without the consent of the Nonemployee Company Director or Nonemployee Participating Company Director, alter, terminate, impair, or adversely affect any right or obligations under any Stock Payment previously granted under the Plan to such Participant, unless such amendment, suspension or termination is required by applicable law.

        (c)   Notwithstanding the foregoing, the Board may, without further action by the shareholders of the Company, amend the Plan or modify Stock Payments under the Plan (i) in response to changes in securities or other laws, or rules, regulations or regulatory interpretations thereof, applicable to the Plan, or (ii) to comply with stock exchange rules or requirements.

14.   Governing Law

        The laws of the State of Hawaii shall govern and control the interpretation and application of the terms of the Plan.

15.   Effective Date and Duration of the Plan

        The Plan, as amended and restated herein, will become effective as of May 6, 2008. Unless previously terminated by the Board, the Plan will terminate on April 27, 2010.

Appendix C

1987 Stock Option and Incentive Plan of
Hawaiian Electric Industries, Inc.
(as amended and restated effective January 22, 2008)

I.     General Provisions

        1.1    Purposes of the Plan

        The purposes of the 1987 Stock Option and Incentive Plan of Hawaiian Electric Industries, Inc. (the "Company") are to provide a means to attract and retain high caliber personnel and to provide to participating employees long-term incentives for sustained high levels of performance for the Company and its subsidiaries. These purposes may be achieved through the granting of Incentive Awards under the Plan.

        1.2    Definitions

        (a)   "Average Fair Market Value" means, as of any determination date, the average of the daily high and low sales prices of the Common Stock as quoted on the New York Stock Exchange for all trading days during the calendar month preceding the determination date, or if the Common Stock is not admitted to trade on the New York Stock Exchange, the Average Fair Market Value shall be determined by the Committee in such other reasonable manner as the Committee shall decide.

        (b)   "Board" means the Board of Directors of Hawaiian Electric Industries, Inc.

        (c)   "Code" means the Internal Revenue Code of 1986, as amended.

        (d)   "Committee" means the Compensation Committee of the Board of Directors. The Committee shall be composed entirely of members who meet the requirements of Section 1.4(a) hereof.

        (e)   "Common Stock" means the Common Stock of Hawaiian Electric Industries, Inc.

        (f)    "Company" means Hawaiian Electric Industries, Inc. and any successor corporation.

        (g)   "Employee" means any regular full-time employee of the Company or any of the Company's present or future parent or subsidiary corporations (as defined in Section 424 of the Code), or any successor of such corporation.

        (h)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (i)    "Fair Market Value" means, as of any determination date, the average of the daily high and low sales prices of the Common Stock as quoted on the New York Stock Exchange on the date as of which Fair Market Value is to be determined, or if there is no trading of Common Stock on such date, the average of the daily high and low sales prices of the Common Stock as quoted on the New York Stock Exchange on the next preceding date on which there was trading in such shares, or if the Common Stock is not admitted to trade on the New York Stock Exchange, the Fair Market Value shall be determined by the Committee in such other reasonable manner as the Committee shall decide.

        (j)    "Incentive Award" means a Stock Option, Restricted Stock, Stock Appreciation Right, Stock Payment, Dividend Equivalent, Restricted Stock Unit or Performance Award granted or sold under the Plan.

        (k)   "Incentive Stock Option" means an incentive stock option, as defined under Section 422 of the Code and the regulations thereunder.

        (l)    "Nonqualified Stock Option" means a stock option other than an Incentive Stock Option.

        (m)  "Option" means a right to purchase Common Stock and refers to both Incentive Stock Options and Nonqualified Stock Options.

        (n)   "Participant" means any Employee or, in the case of death of the Employee, the Employee's beneficiary, selected to receive an Incentive Award pursuant to Section 1.5 hereof.

        (o)   "Payment Event" means the occurrence of the event or events giving rise to the right to payment of a Performance Award.

        (p)   "Performance Award" means an award, payable in cash or Common Stock or combination thereof, the value of which is based on the achievement of Performance Goals or such other criteria as may be determined by the Committee.

        (q)   "Performance Goal" shall mean one or more of the following business criteria applied to a Participant and/or a business unit or the Company and/or a parent or subsidiary of the Company: (1) total return to shareholders; (2) earnings per share of Common Stock; (3) net income (before or after taxes); (4) earnings before all or any interest, taxes, depreciation and/or amortization ("EBIT", "EBITA", or "EBITDA"); (5) gross revenue; (6) return on assets; (7) market share; (8) cost reduction goals; (9) earnings from continuing operations, levels of expense, cost or liability; (10) performance against operational budgets; (11) a Participant's individual operational project goals; (12) return on average common equity; (13) individual performance goals; (14) free cash flow; (15) modified free cash flow (net income plus depreciation and amortization less net capital expenditures); (16) shareholder value added; and (17) any combination of, or a specified increase or decrease of one or more of the foregoing over a specified period, in each case, as applicable, as determined in accordance with generally accepted accounting principles, where applicable.

        (r)   "Plan" means the Company's 1987 Stock Option and Incentive Plan as amended and restated and set forth herein, as amended from time to time.

        (s)   "Purchase Price" means the purchase price to be paid by a Participant for Restricted Stock as determined by the Committee.

        (t)    "Restricted Stock" means Common Stock that the Participant may purchase at a price determined by the Committee, or Common Stock to which the Participant may become entitled without payment of any price upon the lapse of restrictions specified in the restricted stock agreement under which Common Stock is granted, in either case which Common Stock is nontransferable and subject to substantial risk of forfeiture until specific restrictions are satisfied or lapse. Restrictions may be based on continuing employment or achievement of preestablished performance objectives or both.

        (u)   "Restricted Stock Unit" means the right to receive a share of the Company's Common Stock or the Fair Market Value or Average Fair Market Value thereof in cash (as determined by the Committee) granted pursuant to Section VIII of the Plan.

        (v)   "Rule 16b-3" means Rule 16b-3 promulgated under Section 16 of the Exchange Act (or any other comparable provisions in effect at the time or times in question).

        (w)  "Stock Appreciation Right" or "Right" means a right granted pursuant to Section V of the Plan to receive a number of shares of Common Stock, or an amount of cash, or a combination of shares and cash, based on the increase in the Fair Market Value of the share subject to the right.

        (x)   "Stock Payment" means a payment in shares of the Company's Common Stock (valued at Fair Market Value or Average Fair Market Value, as determined by the Committee) to replace all or any portion of the compensation (other than base salary) that would otherwise become payable to a Participant in cash.

        1.3    Shares of Common Stock Subject to the Plan

        (a)   Subject to the provisions of Section 1.3(c) and Section 9.1 of the Plan, the aggregate number of shares of Common Stock that may be issued pursuant to Incentive Awards under the Plan shall be 4,650,000 shares; provided that of these shares, the 2,000,000 shares that were added to the Plan by amendment effective January 21, 2003, shall not be subject to any Incentive Awards other than Options and Stock Appreciation Rights. Notwithstanding the foregoing, but subject to Section 9.1 of the Plan, (i) commencing with the 2003 calendar year, the aggregate number of shares of Common Stock with respect to which Incentive Awards (including Incentive Awards payable in cash but denominated in Common Stock, e.g., cash-settled Rights or Restricted Stock Units) may be granted to any individual Participant during any calendar year shall not exceed 100,000, and (ii) the total number of shares that may be made subject to awards of Restricted Stock, Stock Payments, or stock-settled Restricted Stock Units granted under the Plan on or after April 22, 2003, shall not exceed 5% of the total number of shares of Common Stock authorized under the Plan as of such date but not subject to an Incentive Award immediately before such date. The grant of any Incentive Award that may be settled only in cash shall not reduce the number of shares of Common Stock with respect to which Incentive Awards may be granted under the Plan.

        (b)   The Common Stock to be issued under the Plan will be made available, at the discretion of the Board or the Committee, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market.

        (c)   If any shares of Common Stock subject to an Option (and related Stock Appreciation Right, if any) terminate without being exercised, then shares subject to such Option shall be available again for the grant of Options or other Incentive Awards under the Plan. If any shares subject to a Restricted Stock Award are forfeited, expire or are otherwise cancelled or terminated, then shares subject to such Restricted Stock Award shall be available again for the grant of Restricted Stock Awards or other Incentive Awards under the Plan. Shares of Common Stock with reference to which Stock Appreciation Rights have been granted shall be available for granting of Incentive Awards to the extent the Stock Appreciation Rights are exercised for cash, or, with respect to Stock Appreciation Rights not related to Options, to the extent the Stock Appreciation Rights terminate without being exercised. If any other Incentive Award shall expire or be forfeited, cancelled or terminated for any reason, the shares of Common Stock available under such Incentive Award shall be available again for the granting of Incentive Awards to the maximum extent consistent with Rule 16b-3. To the extent that payment for an Option upon exercise is made with shares of Common Stock or shares of Common Stock are withheld from payment of an Incentive Award in satisfaction of any federal, state or local tax withholding requirements, such shares of Common Stock shall again be available for issuance in connection with future Incentive Awards granted under the Plan.

        1.4    Administration of the Plan

        (a)   The Plan will be administered by the Committee, which will consist of two or more persons who are "non-employee directors" within the meaning of Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code.

        (b)   Subject to the express provisions of the Plan, the Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee has authority in its discretion to determine the Employees to whom, and the time or times at which, Incentive Awards may be granted or sold, the nature of the Incentive Award, the number of shares of Common Stock that make up each Incentive Award, the performance criteria (which need not be identical) utilized to measure the value of Performance Awards, the form of payment (cash or Common Stock or a combination thereof) payable upon the event or events giving rise to payment of an Incentive Award and such other terms and conditions applicable to each individual Incentive Award as the Committee shall determine. Subject to Section 9.7(c) of the Plan, the Committee may grant at any time new Incentive Awards to a Participant who has previously received Incentive Awards or other grants (including other stock options) whether such prior Incentive Awards or such other grants are still outstanding, have previously been exercised in whole or in part, or are forfeited or otherwise canceled in whole or in part. The purchase price or initial value of the Incentive Awards may be established by the Committee without regard to the existing Incentive Awards or such other grants.

        (c)   Each Incentive Award will either be evidenced by a written instrument or granted pursuant to a written plan adopted by the Committee and may include any other terms and conditions consistent with the Plan as the Committee may in its discretion determine, including without limitation terms and conditions that would prohibit a Participant from transferring or otherwise disposing of a share of Common Stock issued under an Incentive Award for a period identified in the Incentive Award Agreement or require the forfeiture of a share of Common Stock issued under an Incentive Award if the Participant engages in any conduct that is identified in the Incentive Award agreement. Each Option award agreement shall designate the Option as either an Incentive Stock Option or Nonqualified Stock Option. The Committee may permit a Participant to elect to defer receipt of all or any portion of the cash or shares of Common Stock that are payable under an Incentive Award and provide that such deferred amount shall be credited with an interest rate or such other rate of return as shall be specified by the Committee, all on such terms and conditions as may be established by the Committee.

        (d)   The Committee in its discretion may condition entitlement to an Incentive Award in whole or in part on the attainment of one or more Performance Goals. The Committee shall establish any such Performance Goal not later than 90 days after the commencement of the period of service to which the Incentive Award relates (or if less, 25% of such period of service), and once granted, the Committee may not have discretion to increase the amount payable under such Award, provided, however, that whether or not an Incentive Award is intended to constitute qualified performance based compensation within the meaning of Section 162(m) of the Code, the Committee shall have the authority to make appropriate adjustments in Performance Goals under an Incentive Award to reflect the impact of extraordinary items not reflected in such Performance Goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in the Statement of Financial Accounting Standards No. 144, (6) such other items as may be prescribed by Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto, and (7) with respect to Incentive Awards not intended to constitute qualified performance based compensation within the meaning of Section 162(m) of the Code, such other items as the Committee may deem appropriate.

        (e)   Subject to the express provisions of the Plan, the Committee has the authority to interpret the Plan, to determine the terms and provisions of the Incentive Award agreements, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all parties. Any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

        (f)    No member of the Board or the Committee or designee thereof will be liable for any action, determination or interpretation made in good faith by the Board or the Committee with respect to the Plan or any transaction arising under the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company or other designee acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

        1.5    Participation

        (a)   Such employees of the Company and its subsidiaries as may be selected by the Committee in its discretion are eligible to participate in the Plan. An individual who has been granted or sold an Incentive Award may, if otherwise eligible, be granted or sold additional Incentive Awards if the Committee so determines.

        (b)   No person who owns (or is deemed to own) immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company will be eligible for the grant of an Incentive Stock Option. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least 110% of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.

        (c)   In no event may any member of the Board who is not an Employee be granted an Incentive Award.

II.    Terms and Conditions of Options

        2.1    Option Plan

        The purchase price of Common Stock under each Incentive Stock Option will be determined by the Committee but may not be less than the Fair Market Value on the date of grant. The purchase price of Common Stock under each Nonqualified Stock Option will be determined by the Committee but may not be less than the lesser of the Fair Market Value or Average Fair Market Value on the date of grant. To the extent that the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options; for such purposes, Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

        2.2    Exercisability

        Options granted pursuant to this Plan shall be exercisable at such times and under such conditions as shall be determined by the Committee; provided, however that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted. Unless the applicable Option award agreement provides otherwise, upon a Participant's termination of employment for any reason, all of the Participant's Options remaining subject to restrictions on the date of such termination of employment shall be forfeited and shall be available again for grant of Incentive Awards under the Plan.

        2.3    Exercise of Option

        Options may be exercised by written notice to the Company specifying the number of shares of Common Stock with respect to which the option has been exercised. At the time of exercise of an Option, the purchase price shall be paid in full in cash or its equivalent acceptable to the Committee. To the extent provided by the Option agreement executed by the Participant, the purchase price may be paid by the assignment and delivery to the Company of shares of Common Stock or a combination of cash and shares of Common Stock equal in value to the exercise price, or in such other manner acceptable to the Committee. Any shares assigned and delivered to the Company in payment or partial payment of the purchase price will be valued at their Fair Market Value on the exercise date. No fractional shares will be issued pursuant to the exercise of an Option, but the Committee in its discretion, may make a cash payment.

III.    Terms and Conditions of Performance Awards

        3.1    Grant of Performance Awards

        The Committee may grant Performance Awards to Employees subject to the provisions of this Section III. The Committee shall determine the Payment Event, which shall be based on the attainment of Performance Goals and such other criteria as the Committee may determine (which need not be identical for each Participant), and the other terms and conditions of such Performance Awards (including without limitation the form and time of payment of Performance Awards). The specific terms and conditions of each Performance Award shall be set forth in a written instrument evidencing the grant of a Performance Award, or in a performance plan adopted by the Committee. Notwithstanding the foregoing, commencing with the 2003 calendar year, (i) no Performance Award may relate to a performance period in excess of three years, (ii) no more than two Performance Awards may be granted to any individual Participant during any calendar year, (iii) with respect to any Performance Award that relates to a performance period of not more than one year, the maximum value of the Performance Award shall not exceed $2,000,000 (to the extent payable in shares of Common Stock, based on either Fair Market Value or Average Fair Market Value at the time of award or payment, as determined by the Committee), and (iv) with respect to any Performance Award that relates to a performance period of more than one year, the maximum value of the Performance Award shall not exceed $2,500,000 (to the extent payable in shares of Common Stock, based on either Fair Market Value or Average Fair Market Value at the time of award or payment, as determined by the Committee).

        3.2    Payment of Performance Awards

        Payment of Performance Awards may be in cash or in shares of Common Stock valued at Fair Market Value or Average Fair Market Value on the date of payment, or a combination of Common Stock and cash, as the Committee in its discretion may determine. The Committee may impose a limitation on the amount payable upon the occurrence of a Payment Event, which limitation shall be set forth in the written instrument evidencing the grant of a Performance Award.

        3.3    Expiration of Performance Awards

        If any Participant's employment with the Company is terminated for any reason prior to the occurrence of the Payment Event, all of the Participant's rights under the Performance Award shall expire and terminate unless the applicable performance award agreement or plan provides otherwise.

IV.    Restricted Stock

        4.1    Award of Restricted Stock

        The Committee may grant awards of Restricted Stock to Employees. The Committee shall determine the Purchase Price, the terms of payment of the Purchase Price, the restrictions upon the Restricted Stock, and when such restrictions shall lapse. The Committee may determine that Restricted Stock may be awarded without requiring payment of a Purchase Price. The terms and conditions of the Restricted Stock shall be set forth in a written agreement.

        4.2    Conditions of Restricted Stock

        All shares of Restricted Stock (including shares received as a result of stock dividends, stock splits or other forms of recapitalization) sold pursuant to the Plan will be subject to the following conditions:

          (a)   The shares may not be sold, transferred or otherwise alienated or hypothecated until the restrictions are removed or expire.

          (b)   The Participant shall enter into an escrow agreement (which agreement may be part of the written agreement setting forth the terms and conditions of the Restricted Stock and may specify the Secretary of the Company as escrow holder), providing that the certificates representing the Restricted Stock sold to a Participant pursuant to the Plan will remain in the physical custody of an escrow holder until all restrictions are removed or expire.

          (c)   Each certificate representing Restricted Stock sold to a Participant pursuant to the Plan will bear a legend making appropriate reference to the restriction imposed.

          (d)   Such other conditions as the Committee may deem advisable including, without limitation, restrictions designed to facilitate compliance with or exemption from the Exchange Act, the requirements of any stock exchange on which shares of the same class are listed, and with any Blue Sky or securities laws which may be applicable to such shares.

        4.3    Lapse of Restrictions

        The restrictions imposed upon Restricted Stock under Section 4.2 above will lapse in accordance with such conditions as are determined by the Committee and set forth in a written instrument describing the terms of the sale of the Restricted Stock.

        4.4    Rights of Participant

        Subject to the provisions of Section 4.2 above, and the restrictions imposed pursuant to Section 4.2, the Committee may determine that the Participant will have all rights of a stockholder with respect to the Restricted Stock sold to the Participant, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto. Each Participant who has an outstanding award of Restricted Stock that is subject to restrictions shall deposit with the Company any stock, securities or other property which the Participant is entitled to receive with respect to the Participant's shares of Restricted Stock by reason of an event described in Section 9.1(a) hereof, and such stock, securities or other property will be subject to the restrictions imposed on such Restricted Stock.

        4.5    Termination of Employment

        Unless the applicable Restricted Stock award agreement provides otherwise, upon a Participant's termination of employment for any reason, all of the Participant's Restricted Stock remaining subject to restrictions on the date of such termination of employment shall be forfeited and shall be available again for grant of Incentive Awards under the Plan.

V.    Stock Appreciation Rights

        5.1    Granting of Stock Appreciation Rights

        The Committee may approve the grant of Stock Appreciation Rights in connection with Options or the grant of Stock Appreciation Rights independent of any Options, subject to the following terms and conditions:

          (a)   A Stock Appreciation Right that is granted independent of any Option may be granted at any time. A Stock Appreciation Right that is granted in connection with an Option may be granted:

            (i)    either at the time of grant, or at any time thereafter during the Option term if related to a Nonqualified Stock Option; or

            (ii)   only at the time of grant if related to an Incentive Stock Option.

          (b)   A Stock Appreciation Right granted in connection with an Option will entitle the holder of the related Option, upon exercise of the Stock Appreciation Right, to surrender such Option with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 5.1(d). Such Option will, to the extent surrendered, then cease to be exercisable. A Stock Appreciation Right granted in connection with an Option hereunder will be exercisable at such time or times, and only to the extent that a related Option is exercisable, and will not be transferable except to the extent that such related Option may be transferable.

          (c)   Upon the exercise of a Stock Appreciation Right granted independent of any Option, the holder will be entitled to receive payment of an amount determined by multiplying:

            (i)    the difference obtained by subtracting the grant price of a share of Common Stock specified in the Stock Appreciation Right award agreement from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right, by

            (ii)   the number of shares as to which such Stock Appreciation Right has been exercised.

          (d)   Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the holder will be entitled to receive payment of an amount determined by multiplying:

            (i)    the difference obtained by subtracting the purchase price of a share of Common Stock specified in the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right, by

            (ii)   the number of shares as to which such Stock Appreciation Right has been exercised.

          (e)   Payment of the amount determined under Section 5.1(c) or (d), as the case may be, may be made in whole shares of Common Stock in a number determined at their Fair Market Value (or, in the case of Rights granted independent of any Option or in connection with a Nonqualified Stock Option, Average Fair Market Value), as determined by the Committee, on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Committee, in cash or in a combination of cash and shares as the Committee deems advisable. If the Committee decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

VI.    Stock Payment

        The Committee may approve Stock Payments of the Company's Common Stock (valued at Fair Market Value or Average Fair Market Value at the time of payment, as determined by the Committee)

to an Employee for all or any portion of the compensation (other than base salary) that would otherwise become payable to an Employee in cash.

VII.    Dividend Equivalents

        A Participant may also be granted at no additional cost "Dividend Equivalents" based on the dividends declared on the Common Stock on record dates during the period between the date an Option or Stock Appreciation Right is granted and the date such Option or Stock Appreciation Right is exercised, or such other period, as determined by the Committee. Such Dividend Equivalents shall be converted to additional shares or cash by such formula as may be determined by the Committee.

        Dividend Equivalents shall be computed, as of each dividend record date, both with respect to the number of shares under the Option or Stock Appreciation Right and with respect to the number of Dividend Equivalent shares previously credited to the Participant (or Participant's successor in interest) and not issued during the period prior to the dividend record date.

VIII.    Restricted Stock Units

        (a)   At the time of the grant of Restricted Stock Units, the Committee may impose such restrictions or conditions to the vesting of such Restricted Stock Units as it, in its sole discretion, deems appropriate, to be contained in the award agreement evidencing the grant of the Restricted Stock Units. The Committee may divide such Restricted Stock Units into classes and assign different vesting conditions for each class. Provided that all conditions to the vesting of a Restricted Stock Unit are satisfied, upon the satisfaction of all vesting conditions with respect to a Restricted Stock Unit, such Restricted Stock Unit shall vest. Unless the applicable Restricted Stock Unit award agreement provides otherwise, upon a Participant's termination of employment for any reason, all of the Participant's Restricted Stock Units remaining subject to restrictions on the date of such termination of employment shall be forfeited and shall be available again for grant of Incentive Awards under the Plan.

        (b)   Upon the vesting of a Restricted Stock Unit, the Participant shall be entitled to receive an amount in cash or Common Stock with a Fair Market Value or Average Fair Market Value, as determined by the Committee, equal to the sum of (1) the Fair Market Value (or Average Fair Market Value, as the case may be) of a share of Common Stock on the date on which such Restricted Stock Unit vests and (2) the aggregate amount of cash dividends paid with respect to a share of Common Stock during the period commencing on the date on which the Restricted Stock Unit was granted and terminating on the date on which such Restricted Stock Unit vests.

IX.    Other Provisions

        9.1    Adjustment Provisions

        (a)   Subject to Section 9.1(b) below, if the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities or property, or if additional shares or new or different shares or other securities or property are distributed with respect to such shares of Common Stock or other securities through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (i) the maximum number and kind of shares provided in Section 1.3, (ii) the number and kind of shares or other securities or property subject to the outstanding Incentive Awards, and (iii) the price for each share or other unit of any other securities or property subject to outstanding Incentive Awards without material change in the aggregate purchase price or value as to which such Incentive Awards remain exercisable or subject to restrictions.

        (b)   In addition to the adjustments covered under Section 9.1(a) above, any Incentive Award may contain provisions to the effect that, upon the occurrence of certain events, any outstanding Incentive Awards not theretofore vested, exercisable, payable or free from restrictions, as the case may be, shall either immediately, or upon a further determination made by the Committee at the time of the event, become fully vested, exercisable, payable, or free from restrictions. Except as otherwise provided in an Incentive Award agreement, plan or other written instrument, upon a change in control of the Company (as defined in Section 9.1(d) below), any outstanding Incentive Awards not theretofore vested, exercisable, payable or free from restrictions, as the case may be, shall immediately become fully vested, exercisable, payable, or free from restrictions.

        (c)   Adjustments and determinations under Section 9.1(a) and 9.1(b) will be made by the Committee, whose determination will be final, binding, and conclusive. No fractional interests will be issued under the Plan resulting from any such adjustments, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

        (d)   For purposes of Section 9.1(b) above, a "change in control of the Company" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

          (i)    any Person is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or any of its affiliates) representing more than 30% of the combined voting power of the Company's then outstanding securities; or

          (ii)   during any period of two (2) consecutive years (not including any period prior to the grant of the Incentive Award subject to this provision), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this Section 9.1(d) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or

          (iii)  the shareholders of the Company approve a merger or consolidation of the Company with any other company, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Company's then outstanding securities, or

          (iv)  the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

For purposes of this Section 9.1(d), "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, a Person shall not include the Company or any of its subsidiaries, a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, an underwriter temporarily holding securities pursuant to an offering of such securities, or a company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

        9.2    Continuation of Employment

        Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue in the employ of the Company or affect the right of the Company to terminate the employment of any Participant at any time with or without cause.

        9.3    Compliance with Government Regulations

        No shares of Common Stock will be issued pursuant to an Incentive Award unless and until all applicable requirements imposed by Federal and State securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction and by any stock exchanges upon which the Common Stock may be listed have been fully met. As a condition precedent to the issuance of shares of Common Stock pursuant to an Incentive Award, the Company may require the Participant to take any reasonable action to comply with such requirements. The Company shall be under no obligation to affect the registration pursuant to the Securities Act of 1933, as amended, of any interests in the Plan or any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws.

        9.4    Privileges of Stock Ownership

        No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Incentive Award except as to such share of Common Stock, if any, that have been issued to such Participant.

        9.5    Withholding

        The Company may make such provisions as it deems appropriate to withhold any taxes the Company determines it is required to withhold in connection with any Incentive Award. The Company may require the Participant to satisfy any relevant tax requirements before authorizing any issuance of Common Stock to the Participant. To the extent permitted by the applicable Incentive Award agreement a Participant may satisfy any such withholding tax obligation by any of the following means or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold from the Common Stock otherwise issuable to the Participant, a number of shares having a Fair Market Value, as of the date the withholding tax obligations arises, less than or equal to the amount of withholding tax obligations; or (c) delivering to the Company already owned and unencumbered shares of Common Stock having a Fair Market Value, as of the date the withholding tax obligation arises, less than or equal to the amount of the withholding tax obligation.

        9.6    Transferability of Incentive Awards

        The Committee shall provide that (a) no Option or Right may be exercised during the life of the Participant other than by the Participant or the Participant's duly appointed guardian or personal representative, and (b) no Incentive Award and no Right under the Plan, contingent or otherwise, will be assignable or subject to any encumbrance, pledge, or charge of any nature except that, under such rules as the Committee may establish pursuant to the terms of the Plan, a beneficiary may be designated with respect to an Incentive Award in the event of death of a Participant. If such beneficiary is the executor or administrator of the estate of the Participant, any rights with respect to such Incentive Award may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the Participant of such Incentive Award. Notwithstanding the foregoing, the Committee may permit transferability of Incentive Awards to the extent permitted by the applicable provisions of Rule 16b-3; provided, however, that the Committee, in its discretion, may impose any restrictions on transferability of Incentive Awards as it deems appropriate.

        9.7    Amendment and Termination of Plan; Amendment of Incentive Award

        (a)   The Board will have the power, in its discretion, to amend, suspend, or terminate the Plan at any time; provided, however, that no amendment to the Plan may be made without approval of the stockholders of the Company to the extent stockholder approval of the amendment is required to comply with the requirements of Rule 16b-3 or, if applicable, Section 162(m) of the Code, and no amendments to the Plan may be made that would impair the rights of a Participant under any Incentive Award theretofore granted without such Participant's consent.

        (b)   Except as otherwise provided by the applicable Incentive Award agreement or by Section 1.4, the Committee may amend the terms of any Incentive Award theretofore granted, prospectively or retroactively, but, subject to Section 9.1(a) of Plan, no such amendment shall impair the rights of any Participant without his or her consent.

        (c)   Notwithstanding any other provision of the Plan to the contrary, neither the Plan nor any outstanding Option shall be amended to decrease the purchase price of any outstanding Option unless first approved by the requisite vote of stockholders.

        (d)   Notwithstanding anything to the contrary contained in the Plan or in any Incentive Award agreement, to the extent the Committee deems it appropriate, the Committee reserves the right to amend or terminate the Plan and/or amend, restructure, terminate or replace an Incentive Award in order to cause the Incentive Award to either not be subject to Section 409A of the Code or to comply with the applicable provisions of such section.

X.    Interpretation

        The Plan is designed and intended to comply with Rule 16b-3 and, to the extent applicable, Section 409A and Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply. If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan. The Plan and all Awards shall be governed by the laws of the State of Hawaii without regard to its principles of conflict of laws.

XI.    Duration of Plan

        Unless previously terminated by the Board of Directors, the Plan will terminate on January 20, 2013, but Incentive Awards theretofore granted may extend beyond that date.

Appendix D

Towers Perrin Data Bank
General Industry Organizations

A&P
A.G. Edwards
A.T. Cross
AAA of Science
AAI
AARP
Abbott Laboratories
ABC
Accenture
ACH Food
adidas America
Advance Publications
Advance Publications
Advanced Medical Optics
Advanced Micro Devices
Advanta
ADVO
Aegon USA
Aerojet
AES
Aetna
AFLAC
AGL Resources
AIG
Air Products and Chemicals
Alcatel USA
Alcoa
Alcon Laboratories
Allbritton Communications —
    KATV
Allegheny Energy
Allergan
Allete
Alliance Data Systems
Alliant Techsystems
Allianz
Allstate
Alstom Power
Altana Pharma
Altria Group
Ameren
America Online
American Airlines
American Airlines Publishing
American Chemical Society
American Electric Power
American Express Credit Card	Fifth Third Bancorp
Fireman's Fund Insurance
First Data
FirstEnergy
Fiserv
Fleetwood Enterprises
Fluke
Fluor
Foot Locker
Ford
Forest Laboratories
Fortune Brands
Forum Communications —
    WDAY
FPL Group
Franklin Resources
Freddie Mac
Freedom Communications
Freedom Communications —
    KFDM
Freedom Communications —
    WLAJ
Freedom Communications —
    WPEC
Freedom Communications —
    WRGB
Freedom Communications —
    WTVC
Freedom Communications —
    WWMT
Freightliner
Fremont Investment & Loan
G&K Services
Gannett
Gap
Gap
Gartner
Gates
GATX
Genentech
General Dynamics
General Mills
General Motors
Genzyme
GEO Group
Georgia Gulf
Gilead Sciences	Omaha Public Power
Omnova Solutions
OneBeacon Insurance
ONEOK
Orange County Teachers'
    Federal Credit Union
Organon
Osram Sylvania
Otter Tail
Owens Corning
Owens-Illinois
Pacific Gas & Electric
Pacific Life
PacifiCorp
Packaging of America
Panasonic of North America
Papa Johns
Par Pharmaceutical
Parker Hannifin
Parsons
Peabody Energy
Pearson Education
People's Bank
Peoples Energy
Pepco Holdings
PepsiCo
PerkinElmer
Pernod Ricard USA
PetSmart
Pfizer
Pharmion
Phelps Dodge
Philips Electronics North
    America
Phillips-Van Heusen
Phoenix Companies
Pinnacle West Capital
Pitney Bowes
PJM Interconnection
Plexus
Plymouth Rock Assurance
PMI Group
PNC Financial Services
PNM Resources
Popular
Portland General Electric
PPG Industries

American Family Insurance
American Re
American Standard
American Transmission
American United Life
American Water Works
Ameriprise Financial
Ameriquest Mortgage
Ameritrade
Ameron
AMETEK
Amgen
AmSouth
Anadarko Petroleum
Ann Taylor Stores
APAC
Apache
APL
Apple Computer
Applebee's International
Applied Materials
Aquila
ARAMARK
Arby's Restaurant Group
Arctic Cat
Armstrong World Industries
ArvinMeritor
Ashland
Associated Banc-Corp
Assurant
Assurant Health
AstraZeneca
AT&T
Atmos Energy
Aurora Loan Services
Austin Industries
Auto Club Group
Automatic Data Processing
AutoZone
Avaya
Avery Dennison
Avista
Avnet
AXA Equitable
BAE Systems — CNI Division
Bank North
Bank of America
Bank of the West
Barnes Group
Barrick
Baxter International
Bayer
Bayer CropScience
BB&T
Beckman Coulter
BellSouth	GlaxoSmithKline
GMAC-RFG
Goodrich
Goodyear Tire & Rubber
Gorton's
Great Plains Energy
Great-West Life Annuity
GROWMARK
GTECH
Guardian Life
Guideposts
H&R Block
H.B. Fuller
H.J. Heinz
Haemonetics
Hannaford
Harcourt Education
Harley-Davidson
Harman International Industries
Harris Bank
Harris Enterprises
Harry Winston
Harsco
Hartford Financial Services
Hasbro
Hawaiian Electric
Hawaiian Telecom
HBO
HCA Healthcare
Health Care Services
Health Net
Hearst-Argyle Television
Herbalife International of
    America
Hercules
Herman Miller
Hershey Foods
Hess
Hewlett-Packard
Hexcel
Hilton Hotels
HNI
HNTB
Hoffmann-La Roche
Honeywell
Horizon Blue Cross Blue Shield
    of New Jersey
Houghton Mifflin
Hovnanian Enterprises
HSBC North America
Hubbard Broadcasting
Humana
Huntington Bancshares
IAC/InterActive
IBM
ICI Paints North America	PPL
Principal Financial
Prisma Energy
Procter & Gamble
Progress Energy
Progressive
ProQuest
Prudential Financial
Public Service Enterprise
Puget Energy
Pulte Homes
Purdue Pharma
QLT
QUALCOMM
Quest Diagnostics
Quintiles
Qwest Communications
Ralcorp Holdings
Raley's Superstores
Raytheon
RBC Dain Rauscher
Reed Business Information
Reed Elsevier
Reed Exhibitions
Regal-Beloit
Reliant Resources
Reuters America
Revlon
Reynolds American
Reynolds and Reynolds
Rich Products
Rinker Materials
Rio Tinto
RISO
Robert Bosch
Robert Half International
Roche Diagnostics
Roche Palo Alto
Rockwell Automation
Rockwell Collins
Rohm and Haas
Rolls-Royce North America
RSC Equipment Rental
Russell
S.C. Johnson
Sabre
SAFECO
Safety-Kleen Holdco
Safeway
Salt River Project
Sanofi-Aventis
Sarkes Tarzian — KTVN
Sarkes Tarzian — WRCB
SAS Institute
SCANA
Schering-Plough

Belo
Best Buy
BIC
Big Lots
Black & Decker
Blockbuster
Blue Cross Blue Shield of
    Florida
Bob Evans Farms
Boehringer Ingelheim
Boeing
Boston Scientific
Boy Scouts of America
BP
Bracco Diagnostics
Brady
Bremer Financial
Brinker International
Bristol-Myers Squibb
Bunge
Burlington Northern Santa Fe
BWXT Y-12
C&D Technologies
C.H. Guenther & Son
Cablevision Systems
Cadbury-Schweppes North
    America
California Independent System
    Operator
Cameron International
Campbell Soup
Capital Blue Cross
Capital Broadcasting — WRAL
Capital One Financial
Cardinal Health
Cargill
Carpenter Technology
Caterpillar
Catholic Healthcare West
CB Richard Ellis
CDI
Cedar Rapids TV — KCRG
Celestica
Celgene
Cendant
CenterPoint Energy
Cephalon
Ceridian
CH Energy Group
CH2M Hill
Chanel
Charter Communications
CheckFree Holdings
Chemtura
Chevron
Chicago Mercantile Exchange	IDACORP
IDEX
IKON Office Solutions
IMS Health
Independence Blue Cross
IndyMac
ING
Ingersoll-Rand
Intel
InterContinental Hotels
International Flavors &
    Fragrances
International Paper
International Truck & Engine
Interstate Brands
Invensys
Irvine Company
Irving Oil
Irwin Financial
Itochu International
ITT — Corporate
ITT — Defense
ITT — Motion and Flow Control
J. Crew
J.C. Penney Company
J.M. Smucker
J.R. Simplot
Jack in the Box
Jackson Hewitt
Jacobs Engineering
Jarden
JEA
JM Family
John Crane
John Hancock
Johns-Manville
Johnson & Johnson
Johnson Controls
Joint Commission on Accreditation
    of Healthcare Organizations
Jostens
Journal Broadcast Group
JSJ
Kaiser Foundation Health Plan
Kaman Industrial Technologies
KB Home
Kellogg
Kennametal
Kerr-McGee
KeyCorp
Kimberly-Clark
Kinder Morgan
Kindred Healthcare
King Pharmaceuticals
Kinross Gold
Kiplinger	Schneider Electric
Schurz — KYTV
Schurz — WAGT
Schwan's
Science Applications
    International
Scotts Miracle-Gro
Seagate Technology
Sears
Seattle Times
Securian Financial Group
Security Benefit Group of
    Companies
Sempra Energy
SENCORP
Sensata Technologies
7-Eleven
Shell Oil
Sherwin-Williams
Shriners Hospital for Children
Siemens
Sigma-Aldrich
Sinclair Broadcast Group
Sirius Satellite Radio
Sirius Satellite Radio
SLM
Smurfit-Stone Container
Sodexho
Solvay America
Solvay Pharmaceuticals
Sonoco Products
Sony Electronics
Sony Ericsson Mobile
    Communications
Southern Company
Southern Union Company
Sovereign Bancorp
Spansion
Sports Authority
Springs Global
Sprint Nextel
St. Jude Medical
St. Lawrence Cement
St. Paul Travelers
Standard Register
Staples
Starbucks
Starwood Hotels & Resorts
State Farm Insurance
State Street
Steelcase
STP Nuclear Operating
String Letter Publishing
SUEZ Energy North America
Sun Life Financial
Sun Microsystems

CHS
CIGNA
Cincinnati Bell
Cingular Wireless
Circle K
CITGO Petroleum
Citigroup
Clarke American Checks
Clear Channel Communications
Cleco
Cleveland Clinic Foundation
Clorox
CMS Energy
CNA
COACH
Cobank
Coca-Cola
Colgate-Palmolive
Colorado Springs Utilities
Columbia Sportswear
Comair
Combe
Comcast Cable Communications
Comerica
Commerce Bancorp
Commerce Bancshares
Compass Bancshares
ConAgra Foods
Connell
ConocoPhillips
Consolidated Edison
Constellation Brands
Constellation Energy
Convergys
Cooper Tire & Rubber
Corn Products
Corporate Express
Countrywide Financial
Covance
Covanta Energy
Cox Enterprises
Crown Castle
Crown Holdings
CSX
Cubic
Cullen/Frost Bankers
CUNA Mutual
Cushman & Wakefield
CVS Pharmacy
Cytec
Dade Behring
Daiichi Sankyo
DaimlerChrysler
Darden Restaurants
Dell
Delphi	Knight Ridder
Koch Industries
Kohler
Kohl's
Kraft Foods
L.L. Bean
L-3 Communications
Lafarge North America
Land O'Lakes
Landmark Communications —
    WTVF
LaSalle Bank
Lawson Products
Lear
Levi Strauss
LexisNexis
Lexmark International
Liberty Mutual
Limited
Lincoln Center for the
    Performing Arts
Lincoln Financial
Loews
LOMA
Longs Drug Stores
Lorillard
Louisville Corporate Services
Lower Colorado River
    Authority
Lucent Technologies
M&T Bank
Magellan Midstream Partners
Makino
Manship Stations — KRGV
Marathon Oil
MarkWest Energy
Marriott International
Marsh & McLennan
Marshall & Ilsley
Martin Marietta Materials
Mary Kay
Masco
Massachusetts Mutual
MasterCard
McClatchy
McDermott
McDonald's
McGraw-Hill
MDC Holdings
MDS Laboratory Service
MDU Resources
MeadWestvaco
Medco Health Solutions
Media General
MedImmune
Medtronic	Sunbeam Television — WHDH
SunGard Data Systems
Sunoco
SunTrust Banks
SVB Financial
Sybron Dental Specialties
Syngenta
Takeda Pharmaceutical
TAP Pharmaceuticals
Targa Resources
Target
Taubman Centers
TDS Telecom
TECO Energy
Tennessee Valley Authority
Terex
Tesoro
Texas Capital Bank
Texas Instruments
Textron
Thomas & Betts
Thomson
Thomson Financial Services
Thomson Learning
Thomson Legal and Regulatory
Thomson Scientific &
    Healthcare
3M
Thrivent Financial for Lutherans
TIAA-CREF
Time Warner
Time Warner Cable
Timken
Toro
Tower Automotive
Toys 'R' Us
Trans Union
TransCanada
Trex
True Value Hardware
Tupperware
Twin Cities Public Television —
    TPT
TXU
Tyco Electronics
U.S. Bancorp
UCB
UIL Holdings
Unilever United States
Union Bank of California
Union Pacific
UniSource Energy
Unisource Worldwide
Unisys
United Airlines
United Parcel Service

Dendrite International
Denny's
Dentsply
Devon Energy
Diageo North America
Dial
Discover Financial Services
Discovery Communications
Dispatch Broadcast Group —
    WBNS
Dominion Resources
Donaldson
Dow Chemical
Dow Jones
DTE Energy
Duke Energy
DuPont
Dynea
Dynegy
E.ON U.S.
E.W. Scripps
Eagle-Picher Industries
Eastman Chemical
Eaton
eBay
Ecolab
Edison International
EDS
El Paso
Elan Pharmaceuticals
Eli Lilly
Elsevier Science
EMC
EMCOR Group
Emdeon
Emerson
Enbridge Energy
EnCana Oil & Gas USA
Energen
Energy East
Energy Northwest
Engelhard
Enron
Entergy
Equifax
Equitable Resources
Equity Office Properties
Erie Insurance
ESRI
Eugene Water & Electric Board
Eugene Water & Electric Board
Evening Post Publishing —
    KOAA
Exelon
Experian
ExxonMobil	Mellon Financial
Merck
Mercury Insurance
Meredith
Merrill
Merrill Lynch Private Client
Metaldyne
Metavante
Methode Electronics
MetLife
MGE Energy
Microsoft
Middle East Television
    Network/Alhurra
Milacron
Millennium Pharmaceuticals
Millipore
Mine Safety Appliances
Mirant
Mission Foods
Modine Manufacturing
Molex
Molson Coors Brewing
Monaco Coach
Moody's
Morgan Murphy Stations —
    WISC
Motorola
MSC Industrial Direct
MSP Communications
Mutual of Omaha
Nalco
NASD
National Enrichment Facility
National Fuel Gas
National Geographic Society
National Semiconductor
National Starch & Chemical
Nationwide
Navy Federal Credit Union
NBC Universal
NCCI Holdings
NCS Pearson
Nestle USA
New York Independent System
    Operator
New York Life
New York Power Authority
New York Times
Nicor
NIKE
Noranda Aluminum
Norfolk Southern
Nortel Networks
Northrop Grumman
Northwest Airlines	United Rentals
United States Cellular
United States Enrichment
United Stationers
United Technologies
United Water Resources
UnitedHealth
Unitil
Universal Underwriters Group
Univision Communications
UnumProvident
US Investigations Services
USAA
USG
Valero Energy
Vanguard
Vectren
Verizon
Verizon Wireless
Vertex Pharmaceuticals
Viacom
Visa International
Visa USA
Vistar
Visteon
VNU Business Media
Vulcan Materials
W.R. Grace
Wachovia
Walt Disney
Warnaco
Washington Group International
Washington Mutual
Washington Post
Waste Management
Watson Pharmaceuticals
Webster Bank
Wellcare Health Plans
Wellpoint
Wells' Dairy
Wells Fargo
Wendy's International
Westar Energy
Westinghouse Electric
Westinghouse Savannah River
Weyerhaeuser
Whole Foods Market
Williams Companies
Williams-Sonoma
Wisconsin Energy
Wm. Wrigley Jr.
Wolf Creek Nuclear
Wolters Kluwer US
Woodward Communications
World Savings
WPS Resources

Fairchild Controls
Fannie Mae
FANUC Robotics America
Federal Home Loan Bank of
    San Francisco
Federal Reserve Bank of
    Cleveland
Federal Reserve Bank of Dallas
Federal Reserve Bank of
    New York
Federal Reserve Bank of San
    Francisco
Federal-Mogul
Federated Department Stores
Ferrellgas
Fidelity Investments	NorthWestern Energy
Northwestern Mutual
Novartis
Novartis Consumer Health
Novartis Pharmaceuticals
Novelis
Novo Nordisk Pharmaceuticals
NRG Energy
NSTAR
Nuclear Management
NW Natural
Occidental Petroleum
Office Depot
OGE Energy
Oglethorpe Power
Ohio Casualty	Wray Edwin — KTBS
Wyeth
Xcel Energy
Xerox
Yahoo!
Young Broadcasting — KELO
Young Broadcasting — KLFY
Young Broadcasting — KRON
Young Broadcasting — KWQC
Young Broadcasting — WATE
Young Broadcasting — WKRN
Young Broadcasting — WLNS
Young Broadcasting — WRIC
Young Broadcasting — WTEN
Yum! Brands

YOUR VOTE IS IMPORTANT

If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope, or otherwise to Corporate Election Services, PO Box 1150, Pittsburgh, PA 15230, so that your shares may be represented at the Meeting. If you vote by telephone or Internet, it is not necessary to return this proxy card.

v Please fold and detach card at perforation before mailing. v

HAWAIIAN ELECTRIC INDUSTRIES, INC.	PROXY

Said proxies are instructed to vote as indicated below. If no direction is indicated, said proxies will vote FOR all Nominees and FOR proposals 2, 3 and 4. Said proxies are also authorized to vote in their discretion with respect to any other matters that may come before the meeting.

The Board of Directors recommends a vote FOR all of the Nominees and FOR proposals 2, 3 and 4.

1.
Election of Directors
Class III Nominees:    (1) Don E. Carroll    (2) Richard W. Gushman, II    (3) Victor H. Li, S.J.D.    (4) Bill D. Mills    (5) Barry K. Taniguchi

☐	FOR all nominees listed above (except as marked to the contrary below)	☐	WITHHOLD authority to vote for all nominees listed above
To withhold authority to vote for any individual nominee, write that nominee's name or number on the line below.

		FOR	AGAINST	ABSTAIN
2.	Ratification of KPMG LLP as independent registered public accounting firm.	☐	☐	☐
3.	Approval of the 1990 Nonemployee Directors Stock Plan, as amended and restated.	☐	☐	☐
4.	Approval of the 1987 Stock Option and Incentive Plan, as amended and restated.	☐	☐	☐
☐	Please check this box if you consent to access future Annual Reports and Proxy Statements via the Internet.

PROXY TO BE SIGNED AND DATED ON THE REVERSE SIDE

VOTE BY TELEPHONE
Have your proxy card available when you call the Toll-Free number 1-888-693-8683 using a touch-tone telephone and follow the simple instructions presented to record your vote.

VOTE BY INTERNET
Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions presented to record your vote.

VOTE BY MAIL
Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, PO Box 1150, Pittsburgh, PA 15230.
Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-888-693-8683	Vote by Internet Access the Website and cast your vote: www.cesvote.com	Vote by Mail Return your proxy in the postage-paid envelope provided.

Vote 24 hours a day, 7 days a week.
If you vote by telephone or Internet, please do not send your proxy by mail.

==>

v Please fold and detach card at perforation before mailing. v

HAWAIIAN ELECTRIC INDUSTRIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2008, AT 9:30 A.M., IN THE AMERICAN SAVINGS BANK TOWER, 8TH FLOOR, ROOM 805, 1001 BISHOP STREET, HONOLULU, HAWAII 96813.

The undersigned hereby constitutes and appoints Constance H. Lau, Diane J. Plotts and Jeffrey N. Watanabe and each of them the proxy of the undersigned, with full power of substitution, to vote all the Common Stock of the Company which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on May 6, 2008, or at any adjournment thereof.

Date:	, 2008.

Signature(s)
Signature(s)

(Please sign your name exactly as it appears on this proxy. Joint owners should each sign personally. Attorney, Executor, Administrator, Trustee or Guardian, should indicate full title. If address is incorrect, please give us the correct one.)

QuickLinks

NOTICE OF ANNUAL MEETING
TABLE OF CONTENTS
Proxy Statement
SUMMARY COMPENSATION TABLE
2007 GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT 2007 FISCAL YEAR-END
2007 OPTION EXERCISES AND STOCK VESTED
2007 PENSION BENEFITS
2007 NONQUALIFIED DEFERRED COMPENSATION
TERMINATION SUMMARY PAYMENT TABLE
2007 Director Compensation Table
  Appendix B
HAWAIIAN ELECTRIC INDUSTRIES, INC. 1990 Nonemployee Director Stock Plan As Amended and Restated: May 6, 2008
  Appendix C
1987 Stock Option and Incentive Plan of Hawaiian Electric Industries, Inc. (as amended and restated effective January 22, 2008)
  Appendix D
Towers Perrin Data Bank General Industry Organizations
YOUR VOTE IS IMPORTANT